UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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Linde plc

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Making our world more productive Linde plc Notices and Proxy Statement for the Court Meeting of Shareholders and Extraordinary General Meeting of Shareholders to be held on January 18, 2023

Making our world more productive

LETTER TO SHAREHOLDERS

Dear Linde plc Shareholder:

You are cordially invited to a special court-ordered meeting of shareholders (“Court Meeting”) and a related extraordinary general meeting of shareholders (“EGM”) of Linde plc (“Linde”), each of which will be held on January 18, 2023, to approve a proposed reorganization transaction, consisting of a share exchange pursuant to a scheme of arrangement and a subsequent intercompany merger (collectively, the “Reorganization”). If approved, the Reorganization would result in your Linde ordinary shares being exchanged one-for-one for shares in a new publicly traded company incorporated in Ireland, which we refer to as “New Linde.” The Reorganization is intended solely to facilitate the delisting of Linde’s ordinary shares from the Frankfurt Stock Exchange (“FSE”). The Reorganization will have no impact on Linde’s governance structure, business operations, organization, employees, customers, or our commitment to the regions in which we operate.

As announced on October 24, 2022, Linde’s board of directors (the “Board”) has decided to propose the Reorganization to our shareholders for their approval. The Reorganization will involve a two-step process: (i) a scheme of arrangement (the “Scheme”) under Irish law, pursuant to which all outstanding ordinary shares of Linde would be exchanged for ordinary shares of New Linde on a one-for-one basis, followed by (ii) an intercompany merger under Irish law, pursuant to which Linde would be merged with and into New Linde, with New Linde surviving the merger (the “Dissolution Merger”). The Dissolution Merger, which is expected to occur on the same date, and promptly after, the Scheme becomes effective, would result in the automatic and immediate delisting of Linde’s ordinary shares from the FSE. The ordinary shares of New Linde would be listed solely on the New York Stock Exchange (“NYSE”) under the symbol “LIN.” New Linde ordinary shares would start trading on the NYSE and replace the current Linde ordinary shares upon the effectiveness of the Reorganization, which is expected to be completed in early March 2023.

At the Court Meeting, you will be asked to approve the Scheme. At the EGM, which will occur promptly following the Court Meeting, you will be asked to approve the Scheme and the Dissolution Merger as well as additional proposals in respect of the Reorganization.

In connection with the Reorganization, New Linde is expected to be named “Linde plc,” and would have the same assets, liabilities, revenues and cash flows as Linde. Additionally, the rights of shareholders under New Linde’s organizational documents would be substantially the same as those in effect for Linde immediately before the Reorganization (other than the loss of certain statutory rights resulting from the FSE listing). Like Linde, New Linde will be incorporated in Ireland and its principal corporate tax domicile will be in the United Kingdom.

Immediately following the Reorganization, the number of New Linde ordinary shares that you will own will be the same as the number of Linde ordinary shares that you owned immediately prior to the Reorganization, and your proportionate ownership and relative voting rights will remain unchanged.

We are writing to you on behalf of our Board to encourage you to vote at the Court Meeting and the EGM (which we refer to together as the “Shareholder Meetings”) to be held on January 18, 2023 (unless such meetings are adjourned or postponed) and to explain why our Board unanimously recommends that you vote “FOR” each of the proposals presented at the Shareholder Meetings.

For further information about the Reorganization and the expected timetable, see “Summary—The Reorganization” in this Proxy Statement.

1.	Background and Reasons for the Reorganization

Background

As discussed in greater detail in this Proxy Statement, we have concluded that delisting Linde’s ordinary shares from the FSE and having New Linde’s shares being listed solely on the NYSE is in the best interest of Linde and its shareholders. Linde’s ordinary shares have been dual listed on the NYSE and the FSE since the merger of Praxair Inc. and Linde AG in 2018, which we believe has served us well during the years following the merger. However, over the last two years, management has observed increased valuation limits associated with the listing of Linde’s ordinary shares on the FSE.

Linde’s ordinary shares are included in the DAX index, which is comprised of 40 blue-chip companies that are listed on the FSE. The DAX index rules set out a market-based capitalization limit of 10%, meaning no one company’s weight in the DAX may exceed 10% of the total index based on free float market capitalization. If the market capitalization of a company breaches this cap during rebalancing periods over a three-week period every quarter, the DAX is required to reduce the weighting of that company to match the 10% index cap. Linde’s shares have increased in value significantly since 2018, including relative to most other DAX companies. Linde is currently the largest DAX company by free float market capitalization and as a result of its stock performance, its shares have regularly exceeded the 10% index cap. In particular, we have observed that in 11 of 12 quarters during the past three full calendar years, Linde has breached the index cap, and Linde has been one of the most capped stocks in Europe averaging almost two-thirds of each trading year above the DAX index cap since 2020. The resulting mandatory DAX rebalancing has required passive funds that mirror the DAX to sell Linde’s shares to avoid a “tracking” error, which has impacted our stock price. This technical selling pressure has been persistent.

Reasons for the Reorganization

After considering various factors, on October 24, 2022, our Board determined that effecting the Reorganization, which would result in a delisting of Linde ordinary shares from the FSE by replacing Linde with New Linde, is in the best interests of our organization and shareholders. In reaching its determination, our Board considered a number of factors, including:

•

Eliminating Market-Capitalization Based Limits. The Board believes that the existence of market-capitalization based limits associated with our FSE listing has caused stock valuation challenges by creating technical selling pressure unrelated to Linde’s performance or fundamentals. The Board believes that eliminating these limitations will position Linde’s long-term stock valuation to more closely reflect Linde’s performance and fundamentals.

•

Reducing Regulatory Complexity. The Board believes that delisting Linde’s ordinary shares from the FSE and maintaining solely a NYSE listing will eliminate regulatory complexity associated with Linde’s existing dual listing structure. Linde’s dual listing structure requires Linde to comply with two separate compliance and public reporting regimes, one resulting from the listing on the NYSE and the other resulting from the listing on the FSE. Among other requirements, Linde and its affiliates have been required to comply with overlapping (i) accounting standards requiring Linde’s consolidated financial results to be prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and International Financial Reporting Standards (“IFRS”); (ii) company stock repurchase rules and reporting; (iii) insider trading rules and director and executive officer trading and reporting requirements; and (iv) other disclosure requirements. In addition, certain of our shareholders currently are subject to two separate compliance regimes, including European public filing and reporting requirements for institutional shareholders owning 3% or more of Linde’s ordinary shares. We believe a dual public company compliance structure results in excess costs and complexity. Following the Reorganization, New Linde will be required to report consolidated financial results in accordance with U.S. GAAP, be subject to U.S. securities laws, including the mandates of the U.S. Sarbanes-Oxley Act, the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and the corporate governance standards of the NYSE. New Linde will not be required to report its consolidated financial results in accordance with IFRS or be subject to other requirements resulting from the FSE listing. New Linde will also comply with reporting requirements under Irish law.

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Emphasizing Global Presence. The Board believes that delisting Linde’s ordinary shares from the FSE will help emphasize Linde’s international presence relative to a misperception of an outsized exposure of our business to the German market. Linde is committed to all regions in which it operates as it is a global company, with operations in over 80 countries. Consolidated revenue from each country represented a single digit or less percentage for the nine months ended September 30, 2022, except for Linde’s operations in the U.S., which represented approximately 30% of consolidated revenue.

•

Continuity of Business Operations and Governance. The overall profile of our company, including governance structure, activities, its trade and business, as well as the tax profile will remain unchanged following the Reorganization. Linde has a strong corporate governance structure that compares favorably to that of other large public companies and to the standards of recognized governance organizations. That structure, including our board composition and committees, our split between Chairman and Chief Executive Officer roles, our Independent Lead Director, and our corporate governance policies, will not change. The board of directors of New Linde will be comprised of the current members of the Board and New Linde will have the same current Linde senior management team. If the Reorganization is completed, the rights of shareholders under New Linde’s organizational documents would be substantially the same as those in effect immediately before the Reorganization (other than the loss of certain statutory rights resulting from the FSE listing).

The Board weighed the advantages and opportunities of the proposed Reorganization along with a number of other factors, uncertainties and risks identified in its deliberations potentially weighing negatively against the Reorganization before making its determination. See “Risk Factors” in this Proxy Statement.

2.	The Court Meeting and the EGM

The Court Meeting will be held on January 18, 2023 at 10:00 a.m. Eastern Time and it will be followed by the EGM at 10:15 a.m. Eastern Time, or as soon as possible thereafter, in each case at 10 Riverview Drive, Danbury, Connecticut 06810, United States.

At the Court Meeting, you will be asked to approve the Scheme. At the EGM, which will occur promptly following the Court Meeting, you will be asked to approve the Scheme and the Dissolution Merger as well as additional proposals in respect of the Reorganization.

The Scheme to be considered at the Court Meeting cannot be completed without (i) the affirmative vote of more than 50% in number of shareholders and 75% or more in value of the Linde ordinary shares held by Linde shareholders voting, in person or by proxy, and (ii) the approval of the Irish High Court.

The proposals to be considered at the EGM (other than the proposal to approve the Scheme), are proposed as special resolutions for which approval requires 75% or more of the votes cast, in person or by proxy.

Entitlement to attend and vote at the Shareholder Meetings (or any adjournment thereof) and the number of votes which may be cast, will be determined by reference to Linde’s register of members as of 48 hours before the relevant meeting. As of December 2, 2022, a total of 492,560,739 Linde ordinary shares were outstanding. Each ordinary share entitles the holder to one vote.

3.	Taxation

Generally, shareholders tax-resident in the following jurisdictions will not recognize any gain or loss on the Reorganization:

•

As discussed in “Material Tax Considerations Relating to the Reorganization—U.S. Federal Income Tax Considerations,” U.S. holders of Linde ordinary shares generally will not recognize any gain or loss on the exchange of shares of Linde ordinary shares for New Linde ordinary shares in the Reorganization for U.S. federal income tax purposes.

•

As discussed in “Material Tax Considerations Relating to the Reorganization—U.K. Tax Considerations,” a holder of our ordinary shares which, together with its connected parties, does not hold more than 5% of the ordinary shares in Linde, generally will not recognize any gain or loss on the Reorganization for the purposes of U.K. tax on chargeable gains.

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As discussed in “Material Tax Considerations Relating to the Reorganization—Irish Tax Considerations,” the holders of our ordinary shares who (i) are not resident or ordinarily resident in Ireland for Irish tax purposes; and (ii) do not use or hold, and did not acquire, their shares in Linde in connection with a trade or business carried on by such holder in Ireland through an Irish branch or agency, generally will not recognize any gain or loss on the Reorganization for Irish tax purposes.

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As discussed in “Material Tax Considerations Relating to the Reorganization—German Tax Considerations,” for most holders of Linde shares who are subject to taxation in Germany, the Reorganization will not recognize any gain or loss on the Reorganization for German tax purposes. However, under certain circumstances (such as shareholdings of 1% or more, or the shares are being held as business assets) German capital gains tax may apply.

You should carefully review the section “Material Tax Considerations Relating to the Reorganization” with your tax advisors before voting.

4.	Action to be Taken and Recommendation

We are furnishing the accompanying Proxy Statement to you in connection with the solicitation of proxies by the Board for use at the Court Meeting and the EGM, to approve the proposals set forth herein.

Information about the Court Meeting, the EGM, and the business to be considered by Linde shareholders is contained in this Proxy Statement, which we urge you to read. In particular, see “Risk Factors” beginning on page 19 for a discussion of risks before voting.

Your vote is very important. Whether or not you plan to attend the Court Meeting or the EGM, please take appropriate action to make sure your Linde ordinary shares are represented at the Court Meeting and the EGM.

The Board unanimously recommends that you vote “FOR” each of the proposals presented at the Shareholder Meetings.

Very truly yours,

Stephen F. Angel	Sanjiv Lamba
Chairman of the Board	Chief Executive Officer and Director

This document is dated December 9, 2022, and is first being distributed to Linde shareholders on or about December 9, 2022.

Making our world more productive

NOTICE OF COURT MEETING OF SHAREHOLDERS

THE HIGH COURT, 2022 No. 2022/245 COS

IN THE MATTER OF LINDE PLC

– and –

IN THE MATTER OF THE COMPANIES ACT 2014

NOTICE IS HEREBY GIVEN that by an Order dated December 5, 2022, made in the above matter, the High Court of Ireland, referred to as the “Irish High Court,” has (in accordance with Section 450 of the Irish Companies Act) directed a meeting, referred to as the “Court Meeting” to be convened of the holders of the Scheme Shares (as defined in the proposed scheme of arrangement that is included in the document of which this Notice forms a part) of Linde public limited company, referred to as “Linde,” for the purpose of considering and, if thought fit, approving a resolution to approve (with or without modification) a scheme of arrangement pursuant to Chapter 1 of Part 9 of the Irish Companies Act 2014 proposed to be made between Linde and the holders of the Scheme Shares, referred to as the “Scheme” or “Scheme of Arrangement” and that such meeting will be held at 10 Riverview Drive, Danbury, Connecticut 06810, United States on January 18, 2023, at 10:00 a.m., Eastern Time, at which place and time all holders of the Scheme Shares entitled to vote thereat are invited to attend; such resolution being in the following terms:

“That the scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court.”

A copy of the Scheme of Arrangement and a copy of the explanatory statement required to be furnished pursuant to Section 452 of the Irish Companies Act 2014 are included in the accompanying Proxy Statement.

Scheme Shareholders (as defined in the proposed Scheme of Arrangement that is included in the document of which this Notice forms a part) may vote at the Court Meeting or they may appoint another person, whether a shareholder of Linde or not, as their proxy to attend, speak and vote in their stead. The Court Meeting will be held at 10 Riverview Drive, Danbury, Connecticut 06810, United States and Scheme Shareholders may also, by technological means, participate in the Court Meeting in Ireland in accordance with Section 176 of the Irish Companies Act 2014 by attending the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland at the time of the meeting, where the Court Meeting will be audio cast through the Microsoft Teams platform. Scheme Shareholders attending from the Arthur Cox LLP office may communicate questions or comments or vote by notifying the Linde representative at the Arthur Cox LLP office during the Court Meeting and following the instructions of such representative. The process of asking questions, voting and accessing the Court Meeting presentation will be further explained by the Linde representative at the Arthur Cox LLP office during the Court Meeting. Please note that your ability to vote at the Arthur Cox LLP office will not be enabled until the chair formally opens the meeting.

Whether or not you expect to attend the Court Meeting in person, please promptly provide your proxy as further explained in the accompanying Proxy Statement. You may vote online, or by filling in, signing, dating and promptly mailing a proxy card. Linde recommends that you review the further information on the process for, and deadlines applicable to, voting, attending the meeting and appointing a proxy under “Summary of the Proxy Statement.” Scheme Shareholders may submit a proxy or proxies as follows:

•

Vote on the Internet. If you have internet access, you may access the Proxy Statement and submit your proxy or voting instructions by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. If you vote on the internet, you can also request electronic delivery of future proxy materials.

•

Vote by Telephone. Certain shareholders may also be able to vote by telephone if their proxy materials so permit by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•

Vote by Mail. You may also choose to vote by mail by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. Alternatively, shareholders may submit a form of proxy in writing that is compliant with the Irish Companies Act 2014 to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

In the case of joint shareholders, the vote of the senior shareholder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in Linde’s register of shareholders in respect of the joint holding.

Entitlement to attend and vote at the Court Meeting (or any adjournment thereof) and the number of votes which may be cast, will be determined by reference to Linde’s register of shareholders as of 48 hours before the meeting (the “Voting Record Time”). In each case, changes to Linde’s register of shareholders after the Voting Record Time shall be disregarded for the purposes of being entitled to vote. Each Scheme Share entitles the holder to one vote. As of December 2, 2022, a total of 492,560,739 Scheme Shares were outstanding.

If the form of proxy is duly completed and signed, and is submitted by following the instructions set forth on the form of proxy no later than 11:59 p.m. Eastern Time on January 16, 2023, then it will be voted in the manner directed by the shareholder executing it, or if no directions are given, it will be voted “FOR” each of the proposals.

In the case of a corporation, limited liability company or partnership, the form of proxy must be either under its Common Seal or under the hand of an officer or attorney, duly authorized or in such other manner as its directors may approve.

By the said Court Order, the Irish High Court has appointed Stephen F. Angel or in his absence, such other director or officer of the Company as the Board may determine to act as chair of the said Court Meeting, and has directed the chair to report the result thereof to the Irish High Court.

Subject to, amongst other things, the approval of the resolution proposed at the Court Meeting convened by this Notice, the requisite resolutions to be proposed at the extraordinary general meeting of Linde convened for January 18, 2023, and the satisfaction or waiver of the other conditions to the completion of the Scheme of Arrangement and the Irish High Court, it is anticipated that the Irish High Court will order that the hearing of the application to approve said Scheme of Arrangement will take place in February 2023.

Terms shall have the same meaning in this Notice as they have in the Proxy Statement accompanying this Notice.

The Scheme of Arrangement will be subject to the subsequent sanction of the Irish High Court.

The resolution at the Court Meeting shall be decided on a poll. Every holder of a Scheme Share as of the Voting Record Time will have one vote for every Scheme Share carrying voting rights of which he, she or it is the holder. In order for the resolution at the Court Meeting to pass, those voting to approve the Scheme must (a) represent a simple majority (being more than 50%) in number of the shareholders of Scheme Shares as of the Voting Record Time present and voting (whether present in person or by proxy), and (b) also represent 75% or more in value of the Scheme Shares held by such holders as of the Voting Record Time, present and voting (whether present in person or by proxy).

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE COURT MEETING (WHETHER IN PERSON OR BY PROXY) SO THAT THE IRISH HIGH COURT CAN BE SATISFIED THAT THERE IS A FAIR AND REASONABLE REPRESENTATION OF LINDE SHAREHOLDERS IN THE COURT’S OPINION. TO ENSURE YOUR REPRESENTATION AT THE COURT MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED FORM OF PROXY FOR THE COURT MEETING AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR BY INTERNET OR TELEPHONE IN THE MANNER PROVIDED ABOVE. IF YOU ATTEND THE COURT MEETING, YOU MAY VOTE EVEN IF YOU HAVE RETURNED A COMPLETED FORM OF PROXY, BUT YOUR VOTE AT THE COURT MEETING WILL SUPERCEDE YOUR PREVIOUSLY SUBMITTED PROXY.

Dated December 9, 2022

Arthur Cox LLP

Ten Earlsfort Terrace

Dublin 2

D02 T380

Ireland

Solicitors for Linde plc

Making our world more productive

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

Dear Shareholder:

The extraordinary general meeting (“EGM”) of shareholders of Linde plc (“Linde”) will be held at 10 Riverview Drive, Danbury, Connecticut 06810, United States at 10:15 a.m. Eastern Time on January 18, 2023 (or, if the special Court-ordered meeting, referred to as the “Court Meeting,” has not concluded prior to such time, as soon as possible after the conclusion or adjournment of the Court Meeting), for the purpose of considering and, if thought fit, approving of the following resolutions (of which resolution 1 will be proposed as an ordinary resolution and resolutions 2 and 3 will be proposed as a special resolution):

1.

To approve, subject to the approval by the requisite majorities at the Court Meeting, the scheme of arrangement that is included in the document of which this Notice forms a part, referred to as the “Scheme” or “Scheme of Arrangement,” whereupon and assuming the other conditions to the Scheme are satisfied, holders of Linde ordinary shares will receive, on a one-for-one basis, ordinary shares of a new publicly traded company incorporated in Ireland (“New Linde”), and that the directors of Linde be authorized to take all such action as they consider necessary or appropriate for carrying the Scheme into effect.

2.

To approve, subject to the Scheme becoming effective, an amendment to the articles of association of Linde, which are part of the Linde constitution, referred to as the “Articles,” in respect of certain mechanics to effect the Scheme.

3.

To approve the Common Draft Terms of Merger, whereupon and assuming the other conditions to the Merger are satisfied, Linde would be merged with and into New Linde, with New Linde surviving the merger.

Linde shareholders may vote at the EGM or they may appoint another person, whether a shareholder of Linde or not, as their proxy to attend, speak and vote in their stead. The EGM will be held at 10 Riverview Drive, Danbury, Connecticut 06810, United States and shareholders may also, by technological means, participate in the EGM in Ireland in accordance with Section 176 of the Irish Companies Act 2014 by attending the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland at the time of the meeting where the Court Meeting will be audio cast through the Microsoft Teams platform. Shareholders attending from the Arthur Cox LLP office may communicate questions or comments or vote by notifying the Linde representative at the Arthur Cox LLP office during the EGM and following the instructions of such representative. The process of asking questions, voting and accessing the EGM presentation will be further explained by the Linde representative at the Arthur Cox LLP office during the Court Meeting. Please note that your ability to vote at the Arthur Cox LLP office will not be enabled until the chair formally opens the meeting.

A form of proxy for use at the EGM is enclosed with this Notice. Completion and return of a form of proxy will not preclude a Scheme Shareholder from attending and voting in person at the EGM, if that shareholder wishes to do so. Any alteration to the form of proxy must be initialed by the person who signs it.

It is requested that a form of proxy, duly completed and signed, together with any power of attorney, under which it is signed, be submitted by following the instructions set forth on the form of proxy no later than 11:59 p.m. Eastern Time on January 16, 2023.

Scheme Shareholders may submit a proxy or proxies as follows:

•

Vote on the Internet. If you have internet access, you may access the Proxy Statement and submit your proxy or voting instructions by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. If you vote on the internet, you can also request electronic delivery of future proxy materials.

•

Vote by Telephone. Certain shareholders may also be able to vote by telephone if their proxy materials so permit by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•

Vote by Mail. You may also choose to vote by mail by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. Alternatively, shareholders may submit a form of proxy in writing that is compliant with the Irish Companies Act 2014 to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

In the case of joint shareholders, the vote of the senior shareholder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in Linde’s register of shareholders in respect of the joint holding.

This Proxy Statement and a form of proxy are being distributed to shareholders on or about December 9, 2022. Entitlement to attend and vote at the EGM (or any adjournment thereof) and the number of votes which may be cast, will be determined by reference to Linde’s register of shareholders as of 48 hours before the meeting. Each ordinary share entitles the holder to one vote. As of December 2, 2022, a total of 492,560,739 Linde ordinary shares were outstanding.

Whether or not you expect to attend the EGM in person, please promptly provide your proxy either online or by telephone, as further explained in the accompanying Proxy Statement, or by filling in, signing, dating and promptly mailing a proxy card. We recommend that you review the further information on the process for, and deadlines applicable to, voting, attending the meeting and appointing a proxy under “The Court Meeting and the Extraordinary General Meeting” of the Proxy Statement.

Please be aware that, if you own shares in a brokerage account, you must instruct your broker, bank or other institution on how to vote your shares. Without your instructions, New York Stock Exchange rules do not allow your broker, bank or other institution to vote your shares on any of the proposals. Please exercise your right as a shareholder to vote on all proposals by instructing your broker, bank or other institution by proxy.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by terms and phrases such as: anticipate, believe, intend, estimate, expect, continue, should, could, may, plan, project, predict, will, potential, forecast, and similar expressions. They are based on management’s reasonable expectations and assumptions as of the date the statements are made but involve risks and uncertainties. These risks and uncertainties include, without limitation: Linde’s ability to implement the Reorganization, including obtaining the requisite shareholder vote and Irish High Court approvals; the expected timing and scope of the Reorganization, if implemented, and its expected effects on the company, the company’s stock price and its shareholders; the performance of stock markets generally; developments in worldwide and national economies and other international events and circumstances, including trade conflicts and tariffs; changes in foreign currencies and in interest rates; the cost and availability of electric power, natural gas and other raw materials; the ability to achieve price increases to offset cost increases; catastrophic events including natural disasters, epidemics, pandemics such as COVID-19, and acts of war and terrorism; the ability to attract, hire, and retain qualified personnel; the impact of changes in financial accounting standards; the impact of changes in pension plan liabilities; the impact of tax, environmental, healthcare and other legislation and government regulation in jurisdictions in which the company operates; the cost and outcomes of investigations, litigation and regulatory proceedings; the impact of potential unusual or non-recurring items; continued timely development and market acceptance of new products and applications; the impact of competitive products and pricing; future financial and operating performance of major customers and industries served; the impact of information technology system failures, network disruptions and breaches in data security; and the effectiveness and speed of integrating new acquisitions into the business. These risks and uncertainties may cause future results or circumstances to differ materially from adjusted projections, estimates or other forward-looking statements. Linde assumes no obligation to update or provide revisions to any forward-looking statement in response to changing circumstances. The above listed risks and uncertainties are further described in Item 1A. Risk Factors in Linde’s Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on February 28, 2022, which should be reviewed carefully. Please consider Linde’s forward-looking statements in light of those risks.

CERTAIN DEFINITIONS

We use the following terms in this Proxy Statement:

•	“beneficial owner”: A Linde shareholder whose shares are held through a broker, bank or other institution.

•	“Court Hearing”: The hearing by the Irish High Court of the motion to approve the Scheme under Section 453 of the Irish Companies Act.

•

“Court Meeting”: The meeting of Scheme Shareholders convened by order of the Irish High Court to consider and vote on the Court Scheme of Arrangement Proposal to be held at 10 Riverview Drive, Danbury, Connecticut 06810, United States at 10:00 a.m. Eastern Time on January 18, 2023.

•	“Court Order”: The order or orders of the Irish High Court approving the Scheme under Section 453 of the Act.

•

“Court Scheme of Arrangement Proposal”: The proposal to be considered and voted on at the Court Meeting proposing that the Scheme, with or without amendment (but subject to such amendment being acceptable to each of Linde and New Linde, except for a technical or procedural amendment which is required for the proper implementation of the Scheme and does not have a substantive consequence on the implementation of the Scheme), be approved.

•

“Dissolution Merger”: An intercompany merger under Irish law, pursuant to which Linde would be merged with and into New Linde, with New Linde surviving the merger, which we expect to become effective on the same date, and promptly after, the effectiveness of the Scheme.

-ii-

•	“Dissolution Merger Proposal”: The proposal to be voted at the EGM to approve the Dissolution Merger.

•

“EGM” or “Extraordinary General Meeting”: The extraordinary general meeting of Linde shareholders convened by the Board to consider and vote on the EGM Proposals to be held at 10 Riverview Drive, Danbury, Connecticut 06810, United States at 10:15 a.m. Eastern Time on January 18, 2023 (or, if the Court Meeting has not concluded prior to such time), as soon as possible after the conclusion or adjournment of the Court Meeting.

•	“EGM Proposals”: The EGM Scheme of Arrangement Proposal, Dissolution Merger Proposal and the Linde Constitution Amendment Proposal to be voted on at the EGM.

•	“EGM Scheme of Arrangement Proposal”: The proposal to be voted at the EGM to approve the Scheme of Arrangement.

•	“Forms of Proxy”: The form of proxy for the Court Meeting and/or the form of proxy for the EGM, as the context may require.

•	“Irish High Court”: The High Court of Ireland.

•	“Linde Constitution Amendment Proposal”: The proposal to be voted on at the EGM in respect of the proposed amendment to the Linde Constitution.

•	“Linde Constitution”: The constitution of Linde, comprising its memorandum and articles of association.

•	“New Linde Constitution”: The constitution of New Linde, comprising its memorandum and articles of association.

•	“Registrar of Companies”: The Registrar of Companies in Dublin, Ireland.

•	“shareholder of record”: A Linde shareholder directly registered in their own name on the register of members, as maintained by Linde’s stock transfer agent, Computershare Investo Services.

•

“Scheme” or “Scheme of Arrangement”: The scheme of arrangement between Linde and Scheme Shareholders as set out in “Annex A – The Scheme of Arrangement” beginning on page A-1 of this Proxy Statement and on such other terms and in such form not being inconsistent therewith as the parties mutually agree in writing, including any revision thereof as may be so agreed between the parties with or subject to any modifications, additions or conditions which the Irish High Court may approve or impose.

•	“Scheme Effective Date”: The date on which this Scheme becomes effective in accordance with its terms, upon filing the Court Order with the Registrar of Companies.

•	“Scheme Effective Time”: The time on the Scheme Effective Date at which the Scheme becomes effective in accordance with its terms.

•	“Scheme Record Time”: 11:59 p.m. Eastern Time on the last business day before the Scheme Effective Date.

•	“Scheme Shareholder”: Each holder of Scheme Shares at the Court Meeting.

•

“Scheme Shares”: (i) in relation to attendance and voting at the Court Meeting, the Linde ordinary shares in issue before the Voting Record Time; and (ii) otherwise, the Linde ordinary shares in issue before the Scheme Record Time, and in each case (where the context requires) remaining in issue at the Scheme Record Time, but excluding any treasury shares and, for the avoidance of doubt, any Linde deferred shares.

•	“Shareholder Meetings”: The Court Meeting and EGM.

•	“Reorganization”: The proposed Scheme of Arrangement and the Dissolution Merger.

•	“Voting Record Time”: 48 hours before the relevant Shareholder Meeting.

-iii-

QUESTIONS AND ANSWERS

About the Shareholder Meetings

Q.	Why did I receive this Proxy Statement?

A.

We sent you this Proxy Statement because the Irish High Court has convened a Court Meeting (“Court Meeting”) at 10:00 a.m. Eastern Time on January 18, 2023 in order to obtain shareholder approval of the Scheme of Arrangement. Linde will hold an Extraordinary General Meeting (“EGM”) at 10:15 a.m. Eastern Time on January 18, 2023 or, if the Court Meeting has not concluded by such time, as soon as possible thereafter, in order to obtain shareholder approval of the Scheme of Arrangement and the resolutions necessary to implement the Scheme of Arrangement and to approve the Dissolution Merger solely to facilitate the delisting of Linde’s ordinary shares from the FSE. The Board is soliciting your proxy to vote at both the Court Meeting and the EGM (together, the “Shareholder Meetings”). This Proxy Statement summarizes the information you need to know to vote on an informed basis.

Q.	What am I being asked to vote on at the Shareholder Meetings?

A.	Court Meeting

For the Court Meeting, you are being asked to vote on and, if you see fit, approve the Scheme of Arrangement as set forth in the “Notice of Court Meeting of Shareholders” included in this Proxy Statement. If the Scheme is approved at the Shareholder Meetings and the Scheme subsequently becomes effective, holders of Linde ordinary shares will receive, on a one-for-one basis, ordinary shares of New Linde. As a result, New Linde will become the new publicly traded company of our organization. We refer to this proposal as the “Court Scheme of Arrangement Proposal.” The effectiveness of the Scheme is conditioned on the approval of this proposal at the Court Meeting.

EGM

For the EGM, you are being asked to vote on and, if you see fit, approve the “EGM Proposals,” which comprise:

1.

To approve, subject to the approval by the requisite majority at the Court Meeting, the scheme of arrangement that is included in this Proxy Statement, referred to as the “Scheme” or “Scheme of Arrangement,” whereupon and assuming the other conditions to the Scheme are satisfied, holders of Linde ordinary shares will receive, on a one-for-one basis, ordinary shares of New Linde, and that the directors of Linde be authorized to take all such action as they consider necessary or appropriate for carrying the Scheme into effect (the “EGM Scheme of Arrangement Proposal”);

2.

To approve, subject to the Scheme becoming effective, an amendment to the articles of association of Linde, which are part of the Linde constitution, referred to as the “Articles,” in respect of certain mechanics to effect the Scheme (the “Linde Constitution Amendment Proposal”); and

3.

To approve the Common Draft Terms of Merger, whereupon and assuming the other conditions to the Dissolution Merger are satisfied, Linde would be merged with and into New Linde, with New Linde surviving the merger (the “Dissolution Merger Proposal”).

If any other routine matters properly come before the Shareholder Meetings or any adjournments or postponements of the Shareholder Meetings, the persons named in the Forms of Proxy will vote the shares represented by all properly executed proxies in their discretion.

Q:	Why are there two Shareholder Meetings?

A:

Irish law requires that two separate shareholder meetings be held, the Court Meeting and the EGM. Both meetings are necessary to cause the Scheme and the EGM Proposals to become effective. At the Court Meeting, Scheme Shareholders will be asked to approve the Scheme for the purposes of satisfying the requirements of the Irish legislation upon which the Scheme is based. At the EGM, Linde shareholders will be asked to approve the EGM Proposals. See “What am I being asked to vote on at the Shareholder Meetings?” above.

Q:	Who is entitled to notice of, and to vote at, the Shareholder Meetings?

A:

Entitlement to receive notice of the Shareholder Meetings has been determined by reference to Linde’s register of members as of close of business on December 8, 2022. However, entitlement to attend and vote at the Shareholder Meetings (or any adjournment thereof) and the number of votes which may be cast, will be determined by reference to Linde’s register of shareholders as of 48 hours before the relevant meeting (the “Voting Record Time”). Each ordinary share entitles the holder to one vote. As of December 2, 2022, a total of 492,560,739 Linde ordinary shares were outstanding.

Q:	What quorum is required at the Shareholder Meetings?

A:

The presence, in person or by proxy, of the holders of a majority of Linde’s ordinary shares entitled to vote shall constitute a quorum for both the Court Meeting and the EGM. The shares represented by abstentions and broker non-votes on filed proxies and ballots will be considered present for quorum purposes (for an explanation of “broker non-votes,” see the vote counting rules below).

Q:	What vote of Linde shareholders is required to approve the proposals?

A:	At the Shareholder Meetings, voting will be by written poll ballot and not a show of hands. In summary, the following votes are required to approve the relevant proposals at the relevant meeting:

Court Meeting

The Court Scheme of Arrangement Proposal must be approved by Scheme Shareholders that represent:

•	a simple majority (being more than 50%) in number of those Scheme Shareholders as of the Voting Record Time present and voting (in person or by proxy) at the Court Meeting; and

•	75% or more in value of the Scheme Shares held by those Scheme Shareholders as of the Voting Record Time present and voting (in person or by proxy) at the Court Meeting.

For the purpose of calculating the simple “majority in number” requirement for the approval of the proposal at the Court Meeting, each shareholder at the Voting Record Time, present and voting in person or by proxy, will be counted as a single shareholder, regardless of the number of shares voted by that shareholder.

It is important that, for the Court Meeting, as many votes as possible are cast so that the Irish High Court may be satisfied that there is a fair representation of the opinion of Scheme Shareholders as of the Voting Record Time when it is considering whether to approve the Scheme. You are therefore strongly urged to complete and return your Form of Proxy for the Court Meeting as soon as possible.

EGM

•	The EGM Scheme of Arrangement Proposal must be approved by a simple majority (being more than 50%) of the votes cast by the Linde shareholders present and voting (in person or by proxy) at the EGM.

•	The Linde Constitution Amendment Proposal must be approved by at least 75% of the votes cast by the Linde shareholders present and voting (in person or by proxy) at the EGM.

•	The Dissolution Merger Proposal must be approved by at least 75% of the votes cast by the Linde shareholders present and voting (in person or by proxy) at the EGM.

The Board may determine not to proceed with the Reorganization for any reason, even if shareholders approve the Reorganization.

Q.	What vote does the Board recommend?

A.	The Board recommends that:

•	at the Court Meeting you vote “FOR” the Court Scheme of Arrangement Proposal, and

•	at the EGM you vote “FOR” the EGM Scheme of Arrangement Proposal, “FOR” the Linde Constitution Amendment Proposal and “FOR” the Dissolution Merger Proposal.

Q:	What other approvals are required for the Reorganization?

A:

In addition to the approval by Linde’s shareholders, the Scheme and the Dissolution Merger will also both require approval by the Irish High Court after the Shareholder Meetings are held. In considering its approval of the Scheme, the Irish High Court will consider whether there has been a sufficiently large (in the Irish High Court’s judgment) number of Scheme Shares included in the vote in favor of the Scheme to fairly represent the opinion of the Linde shareholders, in addition to whether the required Scheme Shareholder approval at the Court Meeting is obtained and the appropriate procedures satisfied. As a result, it is important that, for the Court Meeting, as many votes as possible are cast so that the Irish High Court may be satisfied as to such fair shareholder representation at the Court Meeting when it is considering whether to approve the Scheme. You are therefore strongly urged to complete and return your Court Meeting Form of Proxy as soon as possible.

Q.	How do I Submit My Vote by Means of a Proxy?

A.	We encourage you to vote your shares in advance by submitting your Forms of Proxy or following the instructions provided by your broker, even if you plan to attend the Shareholder Meetings in person.

Shareholders of Record

•	If you are a shareholder of record, meaning that you own your shares in your own name and not through a broker, bank or other institution, you may vote in one of four ways:

•

Vote on the Internet. If you have internet access, you may access the Proxy Statement and submit your proxy or voting instructions by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. If you vote on the internet, you can also request electronic delivery of future proxy materials.

•

Vote by Telephone. Certain shareholders may also be able to vote by telephone if their proxy materials so permit by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•

Vote by Mail. You may also choose to vote by mail by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. Alternatively, shareholders may submit a form of proxy in writing that is compliant with the Irish Companies Act 2014 to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

•	In Person. Attend the Shareholder Meetings in person, or by appointing one or more proxies (who do not have to be shareholders) to attend the Shareholder Meetings in person and cast votes on your behalf in accordance with your instructions. If you wish to appoint as your proxy any person other than the individuals specified in the Form of Proxy, please contact the Company Secretary at our registered office. For information on how to attend to Shareholder Meetings please see “What do I need to do to attend the Shareholder Meetings?” below.

Beneficial owners

Beneficial owners who own shares through a broker, bank or other institution must vote their shares in the manner prescribed by their broker, bank or other institution. If you do not receive voting instructions, please contact your broker, bank or other institution directly. Beneficial owners wishing to vote at the Shareholder Meetings in person will need to obtain a legal proxy from their broker, bank or other institution and bring it with them to the Shareholder Meetings.

For information on how to attend the Shareholder Meetings, please see “What do I need to do to attend the Shareholder Meetings?” below.

In order to be timely processed, your votes must be received by 11:59 p.m. Eastern Time on January 17, 2023 (or, if you are a beneficial owner, such earlier time as your broker, bank or other institution may require).

Q.	What do I need to do to attend the Shareholder Meetings?

A.

All Scheme Shareholders of record at the Voting Record time may attend the Court Meeting at 10 Riverview Drive, Danbury, Connecticut 06810, United States commencing at 10:00 a.m. Eastern Time on January 18, 2023 or, in accordance with Section 176 of the Irish Companies Act 2014, by attending the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland at the time of the meeting. All Linde shareholders of record as at the Voting Record Time may attend the EGM at 10 Riverview Drive, Danbury, Connecticut 06810, United States commencing at 10:15 a.m. Eastern Time on January 18, 2023 or in accordance with Section 176 of the Irish Companies Act 2014, by attending at the offices of Arthur Cox LLP, Ten Earlsfort Terrance, Dublin 2, D02 T380, Ireland at the time of the Meeting. To attend the relevant meeting in person, if you are a shareholder of record as of the Voting Record Time, you must present valid photo identification, such as a driver’s license or passport, matching that of a shareholder appearing on Linde’s Register of Shareholders as of the Voting Record Time and a copy of a share certificate or other evidence of share ownership. If you are a beneficial owner, you also must present a letter from your broker, bank or other institution showing that you are the beneficial owner of the shares as of the Voting Record Time together with a legal proxy from your broker, bank or other institution entitling you to vote your shares in person.

Q.	Does it matter, for the purpose of voting at and attending the Shareholder Meetings, whether I hold my shares “beneficially” or “of record?”

A.

Yes, in general, Linde shareholders are either shareholders of record (i.e., directly registered in their own names on Linde’s Register of Shareholders) or beneficial owners (i.e., held through a broker, bank or other institution). Most Linde shareholders are beneficial owners.

There are different procedures for voting and attending the Shareholder Meetings, depending on whether you are a shareholder of record or beneficial owner. See “What do I need to do to attend the Shareholder Meetings” and “How do I Submit My Vote by Means of a Proxy?”

Q.	If I am a beneficial owner, will my broker, bank or other institution vote my shares for me?

A.

You should have received a copy of this Proxy Statement and instructions on how to instruct your broker, bank or other institution to vote your shares. If you have not received a Proxy Statement and instructions, we recommend that you contact your broker, as beneficial owners must vote their shares in the manner prescribed by their broker. Your broker, bank or other institution can give you directions on how to instruct the broker, bank or other institution to vote your shares. Please note that the broker, bank or other institution may have an earlier deadline by which you must provide instructions to it as to how to vote shares, so you should carefully read the materials provided to you by your brokers.

Your broker, bank or other institution will not be able to vote your shares unless the broker, bank or other institution receives appropriate instructions from you. Brokers who hold shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. Proxies submitted by brokers without instructions from customers for these non-routine matters are referred to as “broker non-votes.” All of the Court Meeting and EGM Proposals are “non-routine” proposals, so your broker, bank or other institution will not be able to vote your shares without appropriate instructions from you. It is important you follow your broker’s instructions and vote.

Q:	What is the effect of broker non-votes and abstentions?

A:

A “broker non-vote” occurs when a broker, bank or other institution holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other institution did not receive instructions from the beneficial owner. All of the proposals are “non-routine” proposals, so if you are a beneficial owner your broker, bank or other institution will not be able to vote your shares without appropriate instructions from you. It is important you follow your broker’s instructions and vote. See “How do I Submit My Vote by Means of a Proxy?” above.

Linde ordinary shares owned by shareholders who elect to abstain from voting with respect to any proposal and broker non-votes will be counted towards the determination of a quorum at each of the Shareholder Meetings but will not be considered present and voting with respect to any of the proposals. Therefore, abstentions and broker non-votes will have no effect on the outcome of such proposals.

Q.	How will my proxy get voted?

A.

If your proxy is properly submitted, you are legally designating the person or persons named on the relevant Form of Proxy to vote your shares as you have directed. Unless you name a different person or persons to act as your proxy, Linde’s designees or their substitutes will act as your proxies. If you sign and return your proxy without indicating how your shares are to be voted and name anyone other than a Linde’s designee as your proxy, that person may vote your shares at their discretion. If you name Linde’s designee as your proxy without indicating how your shares are to be voted on the enclosed Forms of Proxy that are submitted (or when providing your proxy over the Internet or by telephone), Linde’s designee will vote your shares as our Board recommends on each proposal in this Proxy Statement and at their discretion regarding any other matter properly presented for a vote at the Court Meeting or the EGM.

If you are a beneficial owner and your broker, bank or other institution does not receive instructions from you, your broker, bank or other institution may only vote your shares at their discretion on “routine” matters. See “What is the effect of broker non-votes and abstentions?”

Q.	May I revoke my proxy?

A.

You may revoke your proxy at any time before it is voted by filing with Linde’s Corporate Secretary a written revocation, by timely delivery of a properly completed and later-dated proxy (including by internet or telephone), or by voting in person at the Shareholder Meetings. Merely attending the Shareholder Meetings does not revoke your proxy. To revoke a proxy, you must take one of the actions described above.

Q.	May I still vote at the Shareholder Meetings even if I have submitted a proxy?

A.

The method by which you vote will in no way limit your right to vote at the Shareholder Meetings if you later decide to attend in person. If your shares are held in the name of a bank, broker, bank or other institution or other shareholder of record, you must obtain a proxy, executed in your favor, from the shareholder of record, to be able to vote at the Shareholder Meetings.

About the Reorganization

Q.	Why do you want to replace Linde with New Linde?

A.

The Reorganization is intended solely to facilitate the delisting of Linde’s ordinary shares from the Frankfurt Stock Exchange (“FSE”). As discussed in greater detail in “Summary—The Reorganization,” we have concluded that delisting Linde’s ordinary shares from the FSE and having New Linde’s shares being listed solely on the NYSE is in the best interest of Linde and its shareholders.

Q:	How will New Linde ordinary shares differ from Linde ordinary shares?

A:

As a result of the Scheme, Linde shareholders will become New Linde shareholders and such shareholders’ rights will be governed by the New Linde Constitution. If the Reorganization is completed, the rights of shareholders under Linde’s organizational documents would be substantially the same as those in effect immediately before the Reorganization (other than the loss of certain statutory rights resulting from the FSE listing). See “Description of New Linde Share Capital” and “Comparison of Rights of Shareholders.” The form of the New Linde Constitution will be substantially the same as the existing Linde Constitution. The New Linde Constitution is attached to this Proxy Statement as Annex B.

Q.	Will the Reorganization affect Linde’s current or future operations?

A.	No. The Reorganization will not have an impact on how we conduct our day-to-day operations.

Q.	Will there be any other changes to the corporate or governance structure of Linde in connection with the Reorganization?

A.

No. The overall profile of our company, including governance structure, activities, its trade and business, as well as the tax profile will remain unchanged following the Reorganization. Linde has a strong corporate governance structure that compares favorably to that of other large public companies and to the standards of recognized governance organizations. That structure, including our board composition and committees, our split between Chairman and Chief Executive Officer roles, our Independent Lead Director, and our corporate governance policies, will not change.

Q.	How will the Reorganization affect Linde’s presence in the U.S., Germany and around the world?

A.	There are no changes planned for our operations or workforce in the U.S., Germany or elsewhere as a result of the Reorganization.

Q.	Will the Reorganization dilute my economic interest?

A.

No. Your economic interest will not change as a result of the Reorganization. Your current shareholder ownership in Linde will transfer to New Linde and you will hold the same number of New Linde ordinary shares instead.

Q.	How will the Reorganization affect financial reporting and the information provided to Linde shareholders?

A.

Following the reorganization, New Linde will be required to report consolidated financial results in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), be subject to U.S. securities laws, including the mandates of the U.S. Sarbanes-Oxley Act, the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and the corporate governance standards of the NYSE. New Linde will not be required to report its consolidated financial results in accordance with International Financial Reporting Standards (“IFRS”) or be subject to the other requirements resulting from the FSE listing. New Linde will also comply with reporting requirements under Irish law.

Q.	What impact will the Reorganization have on our current debt arrangements?

A.

None. As of September 30, 2022, Linde had (i) no borrowings outstanding under its revolving credit facility, (ii) $3.5 billion, €8.4 billion, £0.3 billion principal amounts outstanding in bonds, and (iii) $3.0 billion outstanding in commercial paper, in each case as issuer or guarantor. In addition, on December 5, 2022, Linde Inc., a wholly owned subsidiary of Linde, issued $0.9 billion aggregate principal amount of notes, which are fully and unconditionally guaranteed by Linde. Such arrangements will be binding upon New Linde as the successor of Linde once the Dissolution Merger becomes effective.

Q.	Will the Reorganization impact our ability to access the capital and bank markets in the future?

A.

No. We do not expect the Reorganization to affect our ability to access the capital and bank markets. We expect to access the capital and bank markets as efficiently and on similar terms as we do today, subject to any changes in market conditions. We do not expect our credit ratings to change as a result of the Reorganization, which has been confirmed by certain major rating agencies.

Q.	Will the Reorganization have any impact on our ability to pay dividends or buy back shares?

A.

No. We do not expect that the Reorganization will affect our ability to pay dividends or buy back shares, however in order to facilitate the payment of dividends and buy back of shares, New Linde will seek Irish High Court approval of a capital reduction shortly following completion of the Reorganization to create the distributable reserves required to make distributions in the future. Under Irish law, dividends and distributions may only be made from distributable reserves which are, generally, a company’s accumulated realized profits less its accumulated realized losses. For further discussion, see “Risk Factors—Following the Reorganization, New Linde will seek Irish High Court approval for the creation of distributable reserves. New Linde expects this will be forthcoming, but cannot guarantee this, and until distributable reserves of New Linde are created, New Linde will be unable to make distributions by way of dividends, share repurchases or otherwise under Irish law.”

Q.	Will the Reorganization impact our ability to pay the March dividend?

A.

No. Subject to the timing of the occurrence of the Scheme Effective Date, it is our expectation that Linde’s Board will consider and approve the declaration of Linde’s regular March dividend prior to the Scheme Effective Date, which will obligate New Linde, by operation of law as a result of the Dissolution Merger, to pay the dividend, if declared.

Q.	What effect would the failure to complete the Reorganization have on Linde?

A.	Linde will continue to be listed on the FSE and the NYSE and will operate as it does today.

Q.	Am I entitled to appraisal or dissenters’ rights in the Reorganization?

A.

A Linde shareholder who votes against the Dissolution Merger Proposal may, up to 15 days after the Shareholder Meetings, request that New Linde acquire the New Linde ordinary shares issued to such Shareholder following the Scheme becoming effective. Where a valid request is made by a Linde shareholder, and assuming the effectiveness of each of the Scheme and the Dissolution Merger, New Linde shall purchase such New Linde ordinary shares held by that shareholder at a price which is expected to be equal to the closing price of one ordinary share of Linde on the NYSE on the day before the Scheme Effective Date.

Q.	What are the material tax consequences of the Reorganization?

A.

Please read the following questions and answers regarding some of the potential tax consequences of the Reorganization. The actual tax consequences of the Reorganization to you may be complex and will depend on your specific situation. We urge you to consult your tax advisor for a full understanding of the tax consequences of the Reorganization to you. Please see “Material Tax Considerations Relating to the Reorganization.”

Q.	Is the Reorganization a taxable event for me?

A.	Generally, shareholders tax-resident in the following jurisdictions will not recognize any gain or loss on the Reorganization:

•

As discussed in “Material Tax Considerations Relating to the Reorganization—U.S. Federal Income Tax Considerations,” the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. In accordance with such intended treatment, U.S. holders of Linde ordinary shares generally will not recognize any gain or loss on the exchange of shares of Linde ordinary shares for New Linde ordinary shares in the Reorganization for U.S. federal income tax purposes.

•

As discussed in “Material Tax Considerations Relating to the Reorganization—U.K. Tax Considerations,” a holder of our ordinary shares which, together with its connected parties, does not hold more than 5% of the ordinary shares in Linde, generally will not recognize any gain or loss on the Reorganization for the purposes of U.K. tax on chargeable gains.

•

As discussed in “Material Tax Considerations Relating to the Reorganization—Irish Tax Considerations,” the holders of our ordinary shares who (i) are not resident or ordinarily resident in Ireland for Irish tax purposes; and (ii) do not use or hold, and did not acquire, their shares in Linde in connection with a trade or business carried on by such holder in Ireland through an Irish branch or agency, generally will not recognize any gain or loss on the Reorganization for Irish tax purposes.

•

As discussed in “Material Tax Considerations Relating to the Reorganization—German Tax Considerations,” for most holders of Linde shares who are subject to taxation in Germany, the Reorganization will not recognize any gain or loss on the Reorganization for German tax purposes. However, under certain circumstances (such as shareholdings of 1% or more, or the shares are being held as business assets) German capital gains tax may apply.

You should carefully review the section “Material Tax Considerations Relating to the Reorganization” with your tax advisors before voting.

Q.	Will the Reorganization give rise to corporate income tax liabilities for Linde or New Linde?

A.

Neither the Scheme nor the Dissolution Merger is expected to give rise to any material corporate income tax liability to Linde or New Linde. For a further discussion, see “Material Tax Considerations Relating to the Reorganization.”

Q.	Will the Reorganization impact Linde’s underlying effective tax rate in 2023 or expectations for later years?

A.	The Reorganization is not expected to have a material impact on our underlying effective tax rate.

Q:	Will there be any Irish or U.K. withholding tax on any dividends on New Linde ordinary shares?

A:

The same dividend withholding tax treatment will apply to the payment of dividends on New Linde ordinary shares as currently applies to Linde shareholders. Dividend payments may be made by New Linde (as currently by Linde) without withholding or deduction for or on account of Irish and U.K. income tax. For further discussion, see “Material Tax Considerations Relating to the Reorganization—Irish Tax Considerations” and “—U.K. Tax Considerations,” respectively.

Q:	Will there be Irish or U.K. income tax on any dividends paid on New Linde ordinary shares?

A:

The same Irish and U.K. income tax treatment will apply to the receipt of dividends on New Linde ordinary shares as currently applies to Linde shareholders. For further discussion, see “Material Tax Considerations Relating to the Reorganization—Irish Tax Considerations” and “—U.K. Tax Considerations,” respectively.

Q:	Will there be an Irish or U.K. stamp duty liability on the transfer or sale of New Linde ordinary shares by New Linde ordinary shareholders after the completion of the Reorganization?

A:

The same stamp duty treatment will apply to the transfer of New Linde ordinary shares as currently applies to the transfer of Linde ordinary shares. For further discussion, see “Material Tax Considerations Relating to the Reorganization—Irish Tax Considerations” and “—U.K. Tax Considerations,” respectively.

Q.	Will the Reorganization have any material impact on another company’s ability to acquire Linde?

A.	The Reorganization should not have any material impact on the ability of another company to acquire us.

Q.	When do you expect the Reorganization to be completed?

A.

We are working towards completing the Reorganization as quickly as possible and, assuming the Court Scheme of Arrangement Proposal is approved, the Irish High Court approves the Scheme and the conditions to the Reorganization are satisfied, we expect to complete the Reorganization in early March 2023. However, the Reorganization may be abandoned or delayed by our Board at any time prior to the Scheme Effective Time without obtaining the approval of Linde shareholders, even though the Scheme of Arrangement may have been approved by shareholders and approved by the Irish High Court and all other conditions to the Scheme may have been satisfied. Please see “Court Scheme of Arrangement Proposal and EGM Scheme of Arrangement Proposal /Explanatory Statement—Amendment, Termination or Delay.”

Q.	What will I receive for my Linde ordinary shares?

A.	You will receive one New Linde ordinary share for each Linde ordinary share you own immediately prior to the Scheme becoming effective.

Q.	If the Scheme becomes effective, do I have to take any action to transfer my Linde ordinary shares and receive New Linde ordinary shares?

A.

No. Assuming the Scheme becomes effective, your Linde ordinary shares will be transferred to New Linde by means of a form of transfer or other instrument of transfer. Please see “Annex A – Scheme of Arrangement – The Scheme – Transfer of Scheme Shares.” Your New Linde ordinary shares will be issued without any action on your part. All of the New Linde ordinary shares will be issued in uncertificated book-

entry form. If you currently hold Linde ordinary shares in certificated form, following the Scheme Effective Date your Linde ordinary share certificates will cease to have effect as documents or evidence of title and you may disregard such certificates. The transfer agent will make an electronic book-entry in your name and will mail you a statement evidencing your ownership of New Linde ordinary shares. Please see “Court Scheme of Arrangement Proposal and EGM Scheme of Arrangement Proposal /Explanatory Statement—The Transfer of Scheme Shares to New Linde.”

Q.	Can I trade Linde ordinary shares between the date of this Proxy Statement and the Scheme Effective Time?

A.

Yes. Linde ordinary shares will continue to trade during this period. However, if you are a shareholder as of the close of business on December 8, 2022 (the record date for notice of the Shareholder Meetings) and you sell your shares before the Voting Record Time, you will not be entitled to attend or vote at the Shareholder Meetings, unless you purchase shares again before the Voting Record Date. If you purchase or sell shares after the Voting Record Time, this will have no effect on whether or not you have a right to vote.

Q.	How will the Reorganization affect the stock exchange listing of Linde ordinary shares?

A.

New Linde ordinary shares are expected to be listed on the NYSE under the symbol “LIN” and start trading on March 2, 2023. Merging Linde into New Linde will result in an automatic and immediate delisting of Linde ordinary shares from the FSE.

Q.	Will there be any other changes to the corporate structure of Linde in connection with the Scheme?

A.

Once New Linde has replaced Linde as the new publicly traded company of our organization and Linde has become a wholly-owned subsidiary of New Linde, Linde will merge upwards into New Linde by virtue of a merger by absorption, with New Linde surviving and Linde ceasing to exist. The overall profile of our group, including governance structure, activities, its trade and business, as well as the tax profile of our group would remain unchanged following the Reorganization.

Q.	Who is making and paying for this proxy solicitation?

A.

We have engaged Morrow Sodali LLC to assist in the distribution of Proxy Materials and the solicitation of proxies. The entire cost of soliciting proxies will be borne by Linde including the expense of preparing, printing and mailing this Proxy Statement. Solicitation costs include payments to brokerage firms and others for forwarding solicitation materials to beneficial owners of Linde’s shares and reimbursement of out-of-pocket costs incurred for any follow up mailings. Linde also has engaged Morrow Sodali LLC to assist in the solicitation of proxies from shareholders at a fee of $17,500 plus reimbursement of out-of-pocket expenses. In addition to use of the mail, proxies may be solicited personally or by telephone by employees of Linde without additional compensation, as well as by employees of Morrow Sodali LLC.

To the extent necessary in order to ensure sufficient representation at its meeting, Linde or its proxy solicitor may solicit the return of proxies by mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your Forms of Proxy without delay.

Q.	Will the current Linde CUSIP/ISIN change if the Linde ordinary shares are exchanged for New Linde ordinary shares ?

A.	The CUSIP and ISIN are expected to change but the ISIN will continue to start with IE because New Linde is also incorporated in Ireland.

Q.	Whom should I call if I have questions about the Court Meeting, the EGM or the Reorganization?

A.	You should contact our proxy solicitor, Morrow Sodali LLC, at +(203) 658-9400 or at +(800) 607-0088 (toll-free within the United States).

SUMMARY

This summary highlights selected information from this Proxy Statement. It does not contain all of the information that is important to you. To understand the Reorganization more fully, and for a more complete legal description of the Reorganization, you should read carefully the entire Proxy Statement, including the Annexes. The Scheme of Arrangement, substantially in the form attached as Annex A to this Proxy Statement, is the legal document that governs the Scheme. The New Linde Constitution, substantially in the form attached as Annex B to this Proxy Statement, will govern New Linde following the Scheme becoming effective. The Common Draft Terms, in the form attached as Annex C to this Proxy Statement, sets out the proposed terms of the Dissolution Merger. We encourage you to read those documents carefully.

The Reorganization

As announced on October 24, 2022, Linde’s Board has decided to propose the Reorganization to our shareholders for their approval. The Reorganization will involve a two-step process: (i) a scheme of arrangement (the “Scheme”) under Irish law, pursuant to which all outstanding ordinary shares of Linde would be exchanged for ordinary shares of New Linde on a one-for-one basis, followed by (ii) an intercompany merger under Irish law, pursuant to which Linde would be merged with and into New Linde, with New Linde surviving the merger (the “Dissolution Merger”). The Dissolution Merger, which is expected to occur on the same date, and promptly after, the Scheme becomes effective, would result in the automatic and immediate delisting of Linde’s ordinary shares from the FSE. The ordinary shares of New Linde would be listed solely on the NYSE under the symbol “LIN.” New Linde ordinary shares would start trading on the NYSE and replace the current Linde ordinary shares upon the effectiveness of the Reorganization, which is expected to be completed in early March 2023.

As discussed in greater detail in this Proxy Statement, we have concluded that delisting Linde’s ordinary shares from the FSE and having New Linde’s shares being listed solely on the NYSE is in the best interest of Linde and its shareholders. Linde’s ordinary shares have been dual listed on the NYSE and the FSE since the merger of Praxair Inc. and Linde AG in 2018, which we believe has served us well during the years following the merger. However, over the last two years, management has observed increased valuation limits associated with the listing of Linde’s ordinary shares on the FSE.

Linde’s ordinary shares are included in the DAX index, which is comprised of 40 blue-chip companies that are listed on the FSE. The DAX index rules set out a market-based capitalization limit of 10%, meaning no one company’s weight in the DAX may exceed 10% of the total index based on free float market capitalization. If the market capitalization of a company breaches this cap during rebalancing periods over a three-week period every quarter, the DAX is required to reduce the weighting of that company to match the 10% index cap. Linde is currently the largest DAX company by free float market capitalization and as a result of its stock performance, its shares have regularly exceeded the 10% index cap. In particular, we have observed that in 11 of 12 quarters during the past three full calendar years, Linde has been the only DAX company to breach the index cap, and Linde has been one of the most capped stocks in Europe averaging almost two-thirds of each trading year above the cap since 2020. The resulting mandatory DAX rebalancing has required passive funds that mirror the DAX to sell Linde’s shares to avoid a “tracking” error, which has impacted our stock price. This technical selling pressure has been persistent.

Reasons for the Reorganization

After considering various factors, on October 24, 2022, our Board determined that effecting the Reorganization, which would result in a delisting of Linde ordinary shares from the FSE by replacing Linde with New Linde, is in the best interests of our organization and shareholders. In reaching its determination, our Board considered a number of factors, including:

•	Eliminating Market-Capitalization Based Limits. The Board believes that the existence of market-capitalization based limits associated with our FSE listing has caused stock valuation challenges by creating technical selling pressure unrelated to Linde’s performance or fundamentals, as more fully discussed in “Background” above. The Board believes that eliminating these limitations will position Linde’s long-term stock valuation to more closely reflect Linde’s performance and fundamentals.

•

Reducing Regulatory Complexity. The Board believes that delisting Linde’s ordinary shares from the FSE and maintaining solely a NYSE listing will eliminate regulatory complexity associated with Linde’s existing dual listing structure. Linde’s dual listing structure requires Linde to comply with two separate compliance and public reporting regimes, one resulting from the listing on the NYSE and the other resulting from the listing on the FSE. Among other requirements, Linde and its affiliates have been required to comply with overlapping (i) accounting standards requiring Linde’s consolidated financial results to be prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and International Financial Reporting Standards (“IFRS”); (ii) company stock repurchase rules and reporting; (iii) insider trading rules and director and executive officer trading and reporting requirements; and (iv) other disclosure requirements. In addition, certain of our shareholders currently are subject to two separate compliance regimes, including European public filing and reporting requirements for institutional shareholders owning 3% or more of Linde’s ordinary shares. We believe a dual public company compliance structure results in excess costs and complexity. Following the Reorganization, New Linde will be required to report consolidated financial results in accordance with U.S. GAAP, be subject to U.S. securities laws, including the mandates of the U.S. Sarbanes-Oxley Act, the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and the corporate governance standards of the NYSE. New Linde will not be required to report its consolidated financial results in accordance with IFRS or be subject to the other requirements resulting from the FSE listing. New Linde will also comply with reporting requirements under Irish law.

•

Emphasizing Global Presence. The Board believes that delisting Linde’s ordinary shares from the FSE will help emphasize Linde’s international presence, relative to a misperception of an outsized exposure of our business to the German market. Linde is committed to all regions in which it operates as, it is a global company, with operations in over 80 countries. Consolidated revenue from each country represented a single digit or less percentage for the nine months ended September 30, 2022, except for Linde’s operations in the U.S., which represented approximately 30% of consolidated revenue.

•

Continuity of Business Operations and Governance. The overall profile of our company, including governance structure, activities, its trade and business, as well as the tax profile will remain unchanged following the Reorganization. Linde has a strong corporate governance structure that compares favorably to that of other large public companies and to the standards of recognized governance organizations. That structure, including our board composition and committees, our split between Chairman and Chief Executive Officer roles, our Independent Lead Director, and our corporate governance policies, will not change. The board of directors of New Linde will be comprised of the current members of the Board and New Linde will have the same current Linde senior management team. If the Reorganization is completed, the rights of shareholders under New Linde’s organizational documents would be substantially the same as those in effect immediately before the Reorganization (other than the loss of certain statutory rights resulting from the FSE listing).

The Board weighed the advantages and opportunities of the proposed Reorganization along with a number of other factors, uncertainties and risks identified in its deliberations potentially weighing negatively against the Reorganization. See “Risk Factors” in this Proxy Statement.

Parties to the Reorganization

Linde. Linde plc is a public limited company formed under the laws of Ireland. Linde is the largest industrial gas company worldwide and its primary products in its industrial gases business are atmospheric gases (oxygen, nitrogen, argon, and rare gases) and process gases (carbon dioxide, helium, hydrogen, electronic gases, specialty gases, and acetylene). The company also designs and builds equipment that produces industrial gases and offers customers a wide range of gas production and processing services such as olefin plants, natural gas plants, air separation plants, hydrogen and synthesis gas plants and other types of plants. Linde serves a diverse group of industries including healthcare, chemicals and energy, manufacturing, metals and mining, food and beverage, and electronics.

Linde’s principal executive offices are located at Forge, 43 Church Street West, Woking, Surrey GU21 6HT, United Kingdom and at 10 Riverview Drive, Danbury, Connecticut 06810, United States.

New Linde. New Linde was incorporated as an Irish limited company in 2017 and was re-registered as an Irish public limited company on October 27, 2022. Currently, all of New Linde’s issued ordinary shares are held by an Irish corporate services provider. New Linde has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation, re-registration as a public limited company and the Reorganization. As of the Scheme Effective Date, New Linde will replace Linde as the publicly traded company of our organization.

The registered offices of New Linde are located at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, and the telephone number at that address is 00353-1-920 1000 and its principal executive office is at Forge, 43 Church Street West, Woking, Surrey GU21 6HT, United Kingdom.

The Scheme

The Scheme will result in New Linde becoming the publicly traded company of our organization. The Scheme will result in Linde shareholders holding New Linde ordinary shares instead of Linde ordinary shares.

The Scheme involves several steps, a number of which will effectively occur simultaneously at the Scheme Effective Time, which we anticipate will occur before the opening of trading on the NYSE on the Scheme Effective Date, but may be at such earlier or later date and time as the Board (or their duly authorized officer) determines. If we receive the required shareholder approvals and the approval of the Irish High Court, we anticipate that the Scheme of Arrangement will become effective as soon as practicable following approval of the Irish High Court at the Court Hearing, upon our delivery of the Court Order sanctioning the Scheme of Arrangement to the Irish Companies Registration Office.

At the Scheme Effective Time, the following steps of the Scheme will effectively occur simultaneously:

•	all issued and outstanding Linde ordinary shares will be acquired by New Linde and Linde will become a wholly-owned direct subsidiary of New Linde; and

•	New Linde will issue New Linde ordinary shares on a one-for-one basis for each Linde ordinary share that has been transferred to New Linde.

If, and only if, the Scheme of Arrangement is effected, Linde will merge with and into New Linde in the Dissolution Merger. For further discussion, see “—Court Approval of the Scheme and the Dissolution Merger” below.

All previously outstanding New Linde ordinary shares, which prior to the Scheme Effective Time will be held by a third party Irish corporate services provider, will be automatically converted to deferred shares immediately following the issuance of New Linde ordinary shares to Linde shareholders and subsequently surrendered to New Linde for nil consideration in accordance with the provisions of the New Linde Constitution.

The Scheme will be effected pursuant to the Scheme of Arrangement. A copy of the Scheme of Arrangement is attached to this Proxy Statement as Annex A and is a part of this Proxy Statement.

The Dissolution Merger

The Dissolution Merger is intended to be implemented as a “merger by absorption” under Irish company law, such that, from the effective date of the Dissolution Merger (the “Merger Effective Date”), Linde will transfer its assets and liabilities to New Linde, following which Linde will be dissolved without going into liquidation. The Dissolution Merger will require, among other things, the approval of the Linde shareholders at the EGM and the Irish High Court.

If the Dissolution Merger is approved by Linde’s shareholders, Linde and New Linde will jointly apply to the Irish High Court for an order confirming the Dissolution Merger, determining satisfaction of statutory conditions, the fairness of the terms and conditions of the Dissolution Merger to Linde shareholders and setting the Merger Effective Date. The Dissolution Merger will become effective on the date specified in the Dissolution Merger Court Order, which we expect to be the same date, and promptly after, the effectiveness of the Scheme. For further discussion, see “—Court Approval of the Scheme and the Dissolution Merger” below.

The Dissolution Merger is internal and administrative in nature and will not dilute your interest in Linde or New Linde. Furthermore, the Reorganization will have no effect on how Linde manages its business or how it serves its customers. See “Comparison of Rights of Shareholders” below.

Court Approval of the Scheme and the Dissolution Merger

We cannot consummate the Scheme without the approval of the Scheme by the Irish High Court. If the Scheme Shareholders approve the Court Scheme of Arrangement Proposal at the Court Meeting, the Irish High Court will subsequently hold a Court Hearing to consider approval of the Scheme of Arrangement. At the Court Hearing, the Irish High Court may impose such conditions as it deems appropriate in relation to the Scheme but may not impose any material changes without the joint consent of Linde and New Linde. Linde may, subject to U.S. securities law requirements, consent to any modification of the Scheme on behalf of the Scheme Shareholders that the Irish High Court may think fit to approve or impose. In determining whether to exercise its discretion and approve the Scheme of Arrangement, the Irish High Court will determine, among other things, whether the Scheme is fair to the Linde shareholders. The Scheme will become effective upon our delivery to the Registrar of Companies of the Court Order approving the Scheme of Arrangement.

We cannot consummate the Dissolution Merger without the confirmation of the Dissolution Merger by the Irish High Court. If the Linde Shareholders approve the Dissolution Merger Proposal at the EGM, the Irish High Court will hold a Court Hearing to confirm the Dissolution Merger, which will occur on the same day as the Court Hearing to approve the Scheme. The Dissolution Merger will become effective on the date specified in the Dissolution Merger Court Order, which we expect to be the same date, and promptly after, the effectiveness of the Scheme.

For a discussion of the expected timing of principal events relating to the Scheme and the Dissolution Merger, see “—Expected Timetable of Principal Events” below.

Conditions to the Reorganization

The Scheme is subject to, amongst other things, the satisfaction or waiver of the following conditions:

•	at the Court Meeting, the approval of the Court Scheme of Arrangement Proposal; and

•	at the EGM, the approval of the EGM Scheme of Arrangement Proposal and the Linde Constitution Amendment Proposal.

The Dissolution Merger is conditioned upon Irish High Court approval of the Scheme.

For further discussion, see “Court Scheme of Arrangement Proposal and EGM Scheme of Arrangement Proposal—Conditions” and “Dissolution Merger Proposal— Merger Conditions.”

Rights of Shareholders

As a result of the Scheme, Linde shareholders will become New Linde shareholders and such shareholders’ rights will be governed by the New Linde Constitution. If the Reorganization is completed, the rights of shareholders of New Linde under its organizational documents would be substantially the same as those of Linde in effect immediately before the Reorganization (other than the loss of certain statutory rights resulting from the FSE listing). See “Description of New Linde Share Capital.” The form of the New Linde Constitution will be substantially the same as the existing Linde Constitution. The New Linde Constitution is attached to this Proxy Statement as Annex B.

Appraisal and Similar Rights

Irish law does not provide for appraisal rights in respect of the Scheme, although dissenting Scheme Shareholders will have the right to appear at the Court Hearing and make objections in respect of the Scheme.

Irish law does not provide for appraisal rights in respect of the Dissolution Merger. However, any Linde shareholder that has voted against the Dissolution Merger Proposal has the right to submit a request in writing to New Linde, not more than 15 calendar days after the date of the EGM, that New Linde acquire their New Linde ordinary shares for cash. Where a valid request is made by a Linde shareholder, and assuming the effectiveness of each of the Scheme and the Dissolution Merger, New Linde shall purchase such New Linde ordinary shares held by that shareholder at a price which is expected to be equal to the closing price of one ordinary share of Linde on the NYSE on the day before the Effective Date of the Scheme.

For further discussion, see “Court Scheme of Arrangement Proposal and EGM Scheme of Arrangement Proposal/Explanatory Statement—No Appraisal or Similar Rights” and “Dissolution Merger Proposal/Explanatory Statement—Appraisal or Similar Rights.”

Tax Considerations

Generally, shareholders tax-resident in the following jurisdictions will not recognize any gain or loss on the Reorganization:

•

As discussed in “Material Tax Considerations Relating to the Reorganization—U.S. Federal Income Tax Considerations,” the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. In accordance with such intended treatment, U.S. holders of Linde ordinary shares generally will not recognize any gain or loss on the exchange of shares of Linde ordinary shares for New Linde ordinary shares in the Reorganization for U.S. federal income tax purposes.

•

As discussed in “Material Tax Considerations Relating to the Reorganization—U.K. Tax Considerations,” a holder of our ordinary shares which, together with its connected parties, does not hold more than 5% of the ordinary shares in Linde, generally will not recognize any gain or loss on the Reorganization for the purposes of U.K. tax on chargeable gains.

•

As discussed in “Material Tax Considerations Relating to the Reorganization—Irish Tax Considerations,” the holders of our ordinary shares who (i) are not resident or ordinarily resident in Ireland for Irish tax purposes; and (ii) do not use or hold, and did not acquire, their shares in Linde in connection with a trade or business carried on by such holder in Ireland through an Irish branch or agency, generally will not recognize any gain or loss on the Reorganization for Irish tax purposes.

•

As discussed in “Material Tax Considerations Relating to the Reorganization—German Tax Considerations,” for most holders of Linde shares who are subject to taxation in Germany, the Reorganization will not recognize any gain or loss on the Reorganization for German tax purposes. However, under certain circumstances (such as shareholdings of 1% or more, or the shares are being held as business assets) German capital gains tax may apply.

You should carefully review the section “Material Tax Considerations Relating to the Reorganization” with your tax advisors before voting. We urge you to consult your tax advisor for a full understanding of the tax consequences of the Reorganization to you.

The Court Meeting and the EGM

Time, Place, Date and Purpose. The Court Meeting will be held on January 18, 2023 at 10:00 a.m. Eastern Time and it will be followed by the EGM at 10:15 a.m. Eastern Time, or as soon as possible thereafter, in each case at 10 Riverview Drive, Danbury, Connecticut 06810, United States. Scheme Shareholders may also, by technological means, participate in the Court Meeting in Ireland in accordance with Section 176 of the Irish Companies Act 2014 by attending the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland at the time of the meeting, where the Court Meeting will be audio cast through the Microsoft Teams platform. At the Court Meeting, you will be asked to approve the Scheme. At the EGM, which will occur promptly following the Court Meeting, you will be asked to approve the Scheme and the Dissolution Merger as well as additional proposals in respect of the Reorganization.

Notice Record Date. Shareholders as of the close of business on December 8, 2022, are entitled to receive notice of the Shareholders Meetings. As of December 2, 2022, a total of 492,560,739 Linde ordinary shares were outstanding.

Voting Record Time. Entitlement to attend and vote at the Shareholder Meetings (or any adjournment thereof) and the number of votes which may be cast, will be determined by reference to Linde’s register of shareholders as of 48 hours before the relevant meeting. Each ordinary share entitles the holder to one vote.

Quorum. Scheme Shareholders (or their proxies) as of the Voting Record Time may vote at the Court Meeting and Linde shareholders (or their proxies) as of the Voting Record Time may vote at the EGM. Each Scheme Shareholder or Linde shareholder (whichever the case may be) of record is entitled to one vote per share. Changes in shareholders after the Voting Record Time will be disregarded for voting and quorum purposes.

Required Vote. The Scheme to be considered at the Court Meeting cannot be completed without (i) the affirmative vote of more than 50% in number of shareholders and 75% or more in value of the Linde ordinary shares held by Linde shareholders voting, in person or by proxy, and (ii) the approval of the Irish High Court. Because the voting requirement to approve the Scheme is determined by the number of Linde shareholders who are present and voting at the Court Meeting and the EGM, in person or by proxy, the Scheme could be approved with the affirmative vote of less than 50% of the outstanding Linde ordinary shares.

Recommendation of the Board

The Board recommends that:

•	at the Court Meeting, you vote “FOR” the Court Scheme of Arrangement Proposal; and

•	at the EGM, you vote “FOR” the EGM Scheme of Arrangement Proposal, “FOR” the Linde Constitution Amendment Proposal and “FOR” the Dissolution Merger Proposal.

Unaudited Summary Pro Forma Financial Information

Pro forma consolidated financial statements for New Linde are not presented in this Proxy Statement because no pro forma adjustments are required to be made to show the impact of the Reorganization to the statement of operations of Linde for the fiscal year ended December 31, 2021 and the three and nine month periods ended September 30, 2022. Those financial statements are included in Linde’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, respectively.

Risk Factors

We cannot assure you that the anticipated benefits of the Reorganization will be realized and there are a number of risks associated with the Reorganization, which are discussed in this Proxy Statement and in documents incorporated by reference herein, including:

•

there is no assurance that Irish High Court approval of the Scheme and the Dissolution Merger will be forthcoming or that the other conditions to the effectiveness of the Scheme and the Dissolution Merger will be satisfied;

•	the impact of the Reorganization and the resulting delisting from the FSE on Linde’s stock price and, following the Reorganization, New Linde’s stock price is uncertain; and

•

following the Reorganization, New Linde will seek Irish High Court approval for the creation of distributable reserves. New Linde expects this will be forthcoming, but cannot guarantee this, and until distributable reserves of New Linde are created, New Linde will be unable to make distributions by way of dividends, share repurchases or otherwise under Irish law.

You should consider these risks carefully. For additional information, see the discussion under “Risk Factors.”

Expected Timetable of Principal Events

The table below shows principal steps to be taken to effect the Reorganization. The times and dates are indicative only and will depend on, among other things, the dates upon which (i) the conditions to the Reorganization are satisfied (or waived, where applicable), (ii) the Irish High Court approves the Scheme and (iii) the Court Order is delivered to the Registrar of Companies. If the expected date of the Court Hearing is changed, we will give adequate notice of such change by issuing an announcement that will be made available at our website at www.linde.com.

Event	Expected Date/Time (Eastern Time)
Record date for determining shareholders entitled to notice of the Shareholder Meetings	December 8, 2022
Voting Record Time for Scheme Shareholders at the Court Meeting	10:00 a.m. on January 16, 2023 (1)
Voting Record Time for Linde shareholders at the Extraordinary General Meeting	10:15 a.m. on January 16, 2023 (1)
Latest time for receipt of paper proxy cards for the Shareholder Meetings	11:59 p.m. on January 16, 2023 (2)
Latest time for appointing a proxy by telephone or internet for the Shareholder Meetings	11:59 p.m. on January 17, 2023 (2)
Court Meeting	10:00 a.m. on January 18, 2023
Extraordinary General Meeting	10:15 a.m. on January 18, 2023 (3)
Irish High Court Hearing regarding the Scheme and the Dissolution Merger	Week of February 20, 2023
Effective Date of the Scheme and the Dissolution Merger; suspension of trading and delisting of Linde ordinary shares from the FSE	March 1, 2023
Commencement of trading in New Linde ordinary shares on the NYSE	March 2, 2023
Irish High Court Hearing regarding the New Linde Reduction of Capital	Within 8 weeks after effectiveness of the Scheme

(1)	If either of the Shareholder Meetings is adjourned, the Voting Record Time for the adjourned Shareholder Meeting will be 48 hours before the date set for such adjourned Shareholder Meeting.
(2)

You may also choose to vote by mail by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. Alternatively, shareholders may submit a form of proxy in writing that is compliant with the Irish Companies Act 2014 to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

(3)	To commence at 10:15 a.m. Eastern Time or as soon thereafter as the Court Meeting shall have concluded or adjourned.

RISK FACTORS

Before you decide how to vote, you should consider carefully the following risk factors in addition to the other information contained in this Proxy Statement, including the matters addressed under the section entitled “Cautionary Note Regarding Forward-Looking Statements,” and the documents incorporated by reference, including, without limitation, our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and our subsequent filings with the SEC.

Risks Relating to the Reorganization

We can provide no assurance that Irish High Court approval of the Scheme of Arrangement and the Dissolution Merger will be forthcoming or that the other conditions to the effectiveness of the Scheme and the Dissolution Merger will be satisfied.

Even if the Court Scheme of Arrangement Proposal and the Dissolution Merger Proposal are approved at the Shareholder Meetings, both the Scheme of Arrangement and the Dissolution Merger require the approval of the Irish High Court. Although we are not aware of any reason why the Irish High Court would not approve the Scheme of Arrangement or the Dissolution Merger, the issuance of the required orders is a matter for the discretion of the Irish High Court and there is no guarantee that such approval will be forthcoming. If the Irish High Court does not approve the Scheme of Arrangement and the Dissolution Merger, Linde may abandon the Reorganization and continue to remain the publicly traded company of our organization, with its ordinary shares listed on the FSE and NYSE.

The Reorganization and the resulting delisting from the FSE could cause volatility in our stock price.

Linde’s ordinary shares are currently listed and traded on the NYSE and the FSE, in each case under the symbol “LIN.” As Linde’s ordinary shares are listed on the FSE, they are also included in the DAX index, the German blue-chip index comprised of the top 40 FSE-traded German companies. As a result of the Reorganization, New Linde will be listed only on the NYSE and not be listed on the FSE or included in the DAX index. The effect on the share price of Linde shares resulting from the approval by shareholders of the Reorganization or the completion of the Reorganization and the resulting delisting of our shares from the FSE is uncertain. The delisting would make us ineligible for inclusion in the DAX, and as a result, mutual funds, exchange traded funds, and other investment vehicles that attempt to track the DAX will not be investing in our stock. As a result, our stock price might be volatile, at least in the near term.

We may choose to abandon or delay the Reorganization.

We may abandon or delay the Reorganization at any time prior to the Scheme Effective Time, even after all shareholder approvals at the Shareholder Meetings have been obtained. While we currently expect to complete the Scheme and the Dissolution Merger as soon as practicable after obtaining those shareholder approvals, Linde may delay the Reorganization for a significant time or may abandon the Reorganization altogether after the Shareholder Meetings because, among other reasons, the Reorganization is no longer in our best interest or the best interests of our shareholders or may not result in the benefits we expect, or our estimated cost of the Reorganization increases. Additionally, we may not be able to obtain the requisite shareholder or court approvals or satisfy all of the other conditions to the consummation of the Reorganization, including obtaining all consents necessary, desirable or appropriate in connection with the Scheme of Arrangement and related transactions. Please see “Court Scheme of Arrangement Proposal and EGM Scheme of Arrangement Proposal /Explanatory Statement—Amendment, Termination or Delay” and “Court Scheme of Arrangement Proposal and EGM Scheme of Arrangement Proposal /Explanatory Statement—Conditions.”

Following the Reorganization, New Linde will seek Irish High Court approval for the creation of distributable reserves. New Linde expects this will be forthcoming, but cannot guarantee this, and until distributable reserves of New Linde are created, New Linde will be unable to make distributions by way of dividends, share repurchases or otherwise under Irish law.

Under Irish law, dividends may only be paid and share repurchases and redemptions must generally be funded only out of “distributable reserves,” which New Linde will not have immediately following the Reorganization. The creation of distributable reserves of New Linde involves a reduction in New Linde’s undenominated share capital which requires the approval of the Irish High Court. The approval of the Irish High Court is expected within eight weeks following the Reorganization becoming effective. New Linde is not aware of any reason why the Irish High Court would not approve the creation of distributable reserves in this manner; however, the issuance of the required order is a matter for the discretion of the Irish High Court. In the event that distributable reserves of New Linde are not created, no distributions by way of dividends, share repurchases or otherwise will be permitted under Irish law until such time as New Linde has created sufficient distributable reserves from its business activities.

Transfers of New Linde ordinary shares other than by means of the transfer of book-entry interests through the Depository Trust Company (“DTC”), may be subject to Irish stamp duty.

It is expected that certain confirmations related to Irish stamp duty will be sought from the Irish Revenue Commissioners in advance of the Reorganization. These confirmations should provide that transfers of New Linde ordinary shares, following the Reorganization, effected by means of the transfer of book-entry interests through DTC should not be subject to Irish stamp duty.

However, if you hold your Linde shares directly rather than beneficially through DTC, such that following the Reorganization you will hold your New Linde ordinary shares directly rather than beneficially through DTC, any transfer of your New Linde ordinary shares could be subject to Irish stamp duty (currently at the rate of 1% of the higher of the price paid or the market value of the shares acquired).

A New Linde shareholder who directly holds New Linde ordinary shares may, subject to confirmation by the Irish Revenue Commissioners in advance of the Reorganization, transfer such New Linde ordinary shares into his or her own broker, bank or other institution account to be held through DTC (or vice versa) without giving rise to Irish stamp duty, provided that there is no change in the beneficial ownership of the New Linde ordinary shares as a result of the transfer, and the transfer is not in contemplation of a sale of New Linde ordinary shares by a beneficial owner to a third party.

Payment of Irish stamp duty is generally a legal obligation of the transferee. The potential for Irish stamp duty could adversely affect the price of your New Linde ordinary shares.

THE COURT MEETING AND THE EXTRAORDINARY GENERAL MEETING

Consents (Court Meeting and EGM)

The Court Meeting is being held at the direction of the Irish High Court to seek the approval of the Scheme by the Scheme Shareholders. The EGM is being convened to seek the approval of Linde shareholders as of the Voting Record Time with respect to certain resolutions that are necessary or desirable to effect and to implement the Scheme and the Dissolution Merger, as described below.

Notices of the Shareholder Meetings are set out at the front of this Proxy Statement. Entitlement to receive notice of the Court Meeting has been determined by reference to Linde’s register of members as of close of business on December 8, 2022. However, entitlement to attend and vote at the Court Meeting (or any adjournment thereof) and the number of votes which may be cast, will be determined by reference to Scheme Shareholders as of the Voting Record Time. Each ordinary share entitles the holder to one vote. For further information, see “Summary—Required Vote” in this Proxy Statement.

Court Meeting

The Court Meeting has been convened for 10:00 a.m. Eastern Time on January 18, 2023 to enable the Scheme Shareholders to consider and, if thought fit, approve the Scheme. At the Court Meeting, voting will be by poll and not a show of hands. Each Scheme Shareholder as of the Voting Record Time who is present (in person or by proxy) will be entitled to one vote for each Scheme Share held as of the Voting Record Time for the purposes of determining 75% in value of the Scheme Shares referred to below. In order to conduct business at the Court Meeting, a quorum must be present. The presence (in person or by proxy) of two or more Scheme Shareholders holding at least 50% of the issued and outstanding Scheme Shares entitled to vote at the Court Meeting will constitute a quorum for the transaction of business at the Court Meeting. In order for the resolution at the Court Meeting to pass, those voting to approve the Scheme must represent:

•	a simple majority (being more than 50%) in number of those Scheme Shareholders as of the Voting Record Time present and voting (in person or by proxy) at the Court Meeting; and

•	75% or more in value of the Scheme Shares held by those Scheme Shareholders as of the Voting Record Time present and voting (in person or by proxy) at the Court Meeting.

It is important that, for the Court Meeting, as many votes as possible are cast so that the Irish High Court may be satisfied that there is a fair representation of the opinion of Scheme Shareholders as of the Voting Record Time when it is considering whether to approve the Scheme. You are therefore strongly urged to complete and return your Court Meeting Form of Proxy as soon as possible.

EGM

In addition to the Court Meeting, the EGM has been convened for 10:15 a.m. Eastern Time on January 18, 2023 or, if the Court Meeting has not concluded by such time, as soon as possible thereafter. A quorum must be present in order to conduct any business at the EGM. The presence (in person or by proxy) of two or more Linde shareholders holding at least 50% of the issued and outstanding Linde ordinary shares entitled to vote at the EGM will constitute a quorum for the transaction of business at the EGM. The proposals to be voted upon by the Linde shareholders at the Voting Record Time at the EGM are set out in full under the section entitled “Questions and Answers about The Reorganization and the Shareholder Meetings—What am I being asked to vote on at the Shareholder Meetings” in this Proxy Statement. The Linde Constitution Amendment Proposal and the Dissolution Merger Proposal, in each case, as described therein, are “special resolutions,” which means that each requires the approval of at least 75% of the votes cast at the EGM, either in person or by proxy. The EGM Scheme of Arrangement Proposal is an “ordinary resolution,” which means that it requires the approval of at least a majority of the votes cast by the Linde shareholders as of the Voting Record Time present and voting, either in person or by proxy. The Scheme is conditioned on the approval of the EGM Scheme of Arrangement Proposal and the Linde Constitution Amendment Proposal.

Court Hearing on the Scheme

Subject to the approval of the Court Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal and the Linde Constitution Amendment Proposal at the Shareholder Meetings, the Court Hearing is expected to take place in February 2023. Each Linde shareholder is entitled to be represented by counsel or a solicitor (at his, her or its own expense) at the Court Hearing to support or oppose the approving of the Scheme. However, the Irish High Court has discretion to hear from interested parties.

Forms of Proxy

Holders of Linde ordinary shares at close of business on December 8, 2022 have been sent this Proxy Statement enclosing a Form of Proxy for the Court Meeting, and a Form of Proxy for the EGM. You are strongly urged to complete and return both the (i) Court Meeting Form of Proxy and (ii) the EGM Form of Proxy as soon as possible and, in any event, no later than 11:59 p.m. Eastern Time on January 16, 2023. If you are a beneficial owner, your broker, bank or other institution provided instructions on how to vote. See “Questions and Answers about the Reorganization and the Shareholder Meetings—What do I need to do to attend the Shareholder Meetings?”

Voting Your Shares

If you are a shareholder of record, use the proxy voting method that is available to you to instruct the persons named as proxy how to vote your shares. Linde recommends that you submit your proxy even if you plan to attend either or both of the Shareholder Meetings. If you vote by proxy, you may change your vote, among other ways, if you attend and vote at the Shareholder Meetings. See “Questions and Answers about the Reorganization and the Shareholder Meetings—What do I need to do to attend the Shareholder Meetings?”

If you properly complete and submit either or both proxy voting instructions for the Court Meeting and the EGM, your shares will be voted in accordance with your instructions. The named proxies will vote all shares at the meeting for which proxies have been properly submitted and not revoked. If you properly complete and submit your Forms of Proxy appointing the named proxies of the applicable Shareholder Meeting as your proxy but do not mark the Form of Proxy to tell the proxy how to vote on a voting item, such shares will be voted “FOR” each of the proposals.

You may also vote over the internet or by telephone anytime up to 11:59 p.m. Eastern Time on January 17, 2023. Voting instructions are contained on the Forms of Proxy or voting information form you received. Either method of submitting a proxy will enable your shares to be represented and voted at the Shareholder Meetings. See “Questions and Answers about the Reorganization and the Shareholder Meetings—How do I Submit My Vote by Means of a Proxy?”

Beneficial Owners

If you are a beneficial owner, you must instruct your broker, bank or other institution how to vote your shares by following the instructions that your broker, bank or other institution provided along with this Proxy Statement. Your broker, bank or other institution may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should carefully read the materials provided by your broker.

If you do not provide a signed voting instruction form to your broker, your shares will not be voted on any proposal on which brokers do not have discretionary authority to vote, referred to as a “broker non-vote.” In these cases, the broker, bank or other institution will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals at either Shareholder Meeting. All of the proposals are “non-routine” proposals. Accordingly, if you fail to provide a signed voting instruction form to your broker, your shares will not be voted at either Shareholder Meeting.

Background and Reasons for the Reorganization

As discussed in greater detail in this Proxy Statement, we have concluded that delisting Linde’s ordinary shares from the FSE and having New Linde’s shares being listed solely on the NYSE is in the best interest of Linde and its shareholders. Linde’s ordinary shares have been dual listed on the NYSE and the FSE since the merger of Praxair Inc. and Linde AG in 2018, which we believe has served us well during the years following the merger. However, over the last two years, management has observed increased valuation barriers associated with the listing of Linde’s ordinary shares on the FSE. We have concluded that the existence of two separate market-capitalization based limits associated with our FSE listing have had a negative impact on Linde’s stock performance, as further described in “Summary—The Reorganization.”

After considering various factors, on October 24, 2022, our Board determined that effecting the Reorganization, which would result in a delisting of Linde ordinary shares from the FSE by replacing Linde with New Linde, is in the best interests of Linde and its shareholders. In reaching its determination, our Board considered a number of factors in connection with its evaluation of the Reorganization, including the factors described in “Summary—The Reorganization.”

The Board weighed the advantages and opportunities against a number of other factors, uncertainties and risks identified in its deliberations potentially weighing negatively against the Reorganization, including:

•

there is no assurance that Irish High Court approval of the Scheme and the Dissolution Merger will be forthcoming or that the other conditions to the effectiveness of the Scheme and the Dissolution Merger will be satisfied;

•	the impact of the Reorganization and the resulting delisting from the FSE on Linde’s stock price and, following the Reorganization, New Linde’s stock price is uncertain;

•

following the Reorganization, New Linde will seek Irish High Court approval for the creation of distributable reserves. New Linde expects this will be forthcoming, but cannot guarantee this, and until distributable reserves of New Linde are created, New Linde will be unable to make distributions by way of dividends, share repurchases or otherwise under Irish law; and

•	various other risks associated with the Reorganization, some of which are described in the section entitled “Risk Factors.”

After careful consideration, the Board has concluded that the potential benefits that it expects Linde and its shareholders to achieve as a result of the Reorganization outweigh the potentially negative factors associated with the Reorganization. Accordingly, the Board unanimously (i) determined that in the good faith opinion of all the directors, it is for the commercial benefit and in the best interests of our shareholders to approve the Reorganization and to approve the entry by Linde into the documents governing the Scheme and the Dissolution Merger and the performance by Linde of its obligations thereunder, and (ii) recommends that shareholders vote “FOR” the approval of the Scheme of Arrangement and each of the EGM Proposals at the Shareholder Meetings.

The Linde Directors and Executive Officers and the Effect of the Scheme on their Interests

Interests of Certain Persons in the Reorganization

Except for any interests arising from his or her ownership of securities of Linde, which are discussed in “Information of Share Ownership,” no person who has been a director or executive officer of Linde at any time since the beginning of the last fiscal year, or any associate of any such person, has any substantial interest in the Reorganization. No such person is receiving any benefit not shared on a pro rata basis by all other holders of Linde ordinary shares.

Indemnification Agreements

Linde maintains indemnification agreements with each of its directors indemnifying them in respect of any liability incurred by them while acting as a director of Linde in accordance with customary standards. Upon completion of the Reorganization, the indemnification agreements will be binding upon New Linde.

Continuing Directors and Management

Upon the Scheme becoming effective, the directors and executive officers of Linde immediately prior to the Scheme Effective Time will be appointed the directors and executive officers of New Linde. The New Linde Constitution, as in effect as of the Scheme Effective Time, will provide for a single class of directors, just as Linde currently has, and New Linde’s directors will be subject to re-election at the next annual general meeting of New Linde following the Scheme Effective Time.

Employees

The Reorganization will not affect the terms of employment of any employees of Linde or its subsidiaries.

Regulatory Matters

Other than the Scheme, we are not aware of any other governmental approvals or actions that are required to complete the Reorganization other than the Irish High Court approval of the Dissolution Merger, compliance with U.S. federal and state securities laws and Irish corporate law. We do not believe that any other significant regulatory approvals will be required to effect the Reorganization.

Dividends

Under Irish law, dividends and distributions may only be made from distributable reserves which are, generally, a company’s accumulated realized profits less its accumulated realized losses. In addition, no distribution or dividend may be made if the net assets of New Linde are not, or if making such distribution or dividend will cause the net assets of New Linde to not be, equal to, or in excess of, the aggregate of New Linde’s called up share capital plus undistributable reserves. Undistributable reserves include the company’s undenominated capital and the amount by which a company’s accumulated unrealized profits exceeds its accumulated unrealized losses. The determination as to whether New Linde has sufficient distributable reserves to fund a dividend must be made by reference to New Linde’s most recent unconsolidated annual audited financial statements or other financial statements properly prepared in accordance with the Irish Companies Act 2014. The relevant financial statements must be filed in the Companies Registration Office (the official public registry for companies in Ireland).

As New Linde will not have “distributable reserves” immediately following the Reorganization, it will take steps to create distributable reserves. The creation of distributable reserves of New Linde involves a reduction in New Linde’s undenominated share capital which requires the approval of the Irish High Court. The approval of the Irish High Court is expected within eight weeks following the Reorganization becoming effective. New Linde is not aware of any reason why the Irish High Court would not approve the creation of distributable reserves in this manner; however, the issuance of the required order is a matter for the discretion of the Irish High Court. In the event that distributable reserves of New Linde are not created, no distributions by way of dividends, share repurchases or otherwise will be permitted under Irish law until such time as New Linde created sufficient distributable reserves from its business activities.

For a description of the U.K. tax rules relating to dividends, please see “Material Tax Considerations Relating to the Reorganization—U.K. Tax Considerations.”

Stock Exchange Listing

Linde ordinary shares are currently listed on the NYSE and the FSE. Following the Dissolution Merger, Linde ordinary shares will be delisted from the NYSE and the FSE and deregistered under the Exchange Act. However, New Linde’s ordinary shares will solely be listed on the NYSE. There is currently no established public trading market for New Linde ordinary shares. New Linde ordinary shares are expected to start trading on the NYSE on March 2, 2023.

Equity Plans

If the Reorganization is completed, New Linde will succeed Linde’s existing rights and obligations in connection with awards granted under Linde’s equity incentive plans. As a result of the completion of the Reorganization, Linde equity-based awards will relate to or become exercisable for New Linde ordinary shares.

Following the Reorganization, New Linde will be deemed to be the successor issuer to Linde under Rule 414 of the Securities Act. New Linde will file post-effective amendments to Linde’s existing registration statements on Form S-8, and upon such filings, these registration statements will be deemed to be registration statements of New Linde pursuant to Rule 414 of the Securities Act.

Effect of the Reorganization on Linde’s Current Debt Arrangements

As of September 30, 2022, Linde had (i) no borrowings outstanding under its revolving credit facility, (ii) $3.5 billion, €8.4 billion, £0.3 billion principal amounts outstanding in bonds and (iii) $3.0 billion outstanding in commercial paper, in each case as issuer or guarantor. In addition, on December 5, 2022, Linde Inc., a wholly owned subsidiary of Linde, issued $0.9 billion aggregate principal amount of notes, which are fully and unconditionally guaranteed by Linde. Such arrangements will be binding upon New Linde as the successor of Linde once the Dissolution Merger becomes effective.

In connection with the consummation of the Reorganization:

•

New Linde will succeed Linde by operation of law pursuant to the Dissolution Merger with respect to its obligations, as issuer or guarantor, under our 2.70% Notes due 2023, 2.00% Euro denominated Notes due 2023, 5.875% GBP denominated Notes due 2023, 1.20% Euro denominated Notes due 2024, 1.875% Euro denominated Notes due 2024, 2.65% Notes due 2025, 1.625% Euro denominated Notes due 2025, 0.00% Euro denominated Notes due 2026, 3.20% Notes due 2026, 3.434% Notes due 2026, 1.652% Euro denominated Notes due 2027, 0.250% Euro denominated Notes due 2027, 1.00% Euro denominated Notes due 2027, 1.00% Euro denominated Notes due 2028, 1.90% Euro denominated Notes due 2030, 1.375% Euro denominated Notes due 2031, 0.550% Euro denominated Notes due 2032, 0.375% Euro denominated Notes due 2033, 1.625% Euro denominated Notes due 2035, 3.55% Notes due 2042 and 1.0% Notes due 2051, in each case to the extent such bonds have not matured, been redeemed or otherwise repurchased before the completion of the Reorganization.

•

We will enter into a supplemental indenture to our indenture, dated as of August 10, 2020, with U.S Bank National Association, as trustee, governing our 4.80% Notes due 2024, 4.70% Notes due 2025, 1.10% Notes due August 10, 2030 and 2.00% Notes due August 10, 2050, to replace Linde with New Linde as a guarantor under the indenture. The entry into such supplemental indenture will not require noteholders’ consent.

Effect of the Reorganization on Corporate Governance and Reporting Requirements

Linde has a strong corporate governance structure that compares favorably to that of other large public companies and to the standards of recognized governance organizations. That structure, including our board composition and committees, our split between Chairman and Chief Executive Officer roles, our Independent Lead Director, and our corporate governance policies, will not change.

Following the Reorganization, New Linde will be required to report consolidated financial results in accordance with U.S. GAAP, be subject to U.S. securities laws, including the mandates of the U.S. Sarbanes-Oxley Act, the rules and regulations of the SEC and the corporate governance standards of the NYSE. New Linde will not be required to report its consolidated financial results in accordance with IFRS or be subject to the European public company regulation to which Linde is currently subject as a result of the FSE listing. New Linde will also comply with reporting requirements under Irish law.

Overseas Shareholders

For Linde shareholders located outside of Ireland or the United States (“Overseas Shareholders”), the Scheme may be affected by the laws of the relevant jurisdictions. Such Overseas Shareholders should apprise themselves about and observe any applicable legal requirements. It is the responsibility of Overseas Shareholders to satisfy themselves as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.

This explanatory statement has been prepared for the purposes of complying with the laws of Ireland and the United States and the rules of the SEC, respectively (to the extent applicable), and the information disclosed may be different from that which would have been disclosed if this Proxy Statement had been prepared in accordance with the laws of jurisdictions outside Ireland and the United States.

Overseas Shareholders are encouraged to consult their local advisor.

COURT SCHEME OF ARRANGEMENT PROPOSAL

AND EGM SCHEME OF ARRANGEMENT PROPOSAL

EXPLANATORY STATEMENT

(This section sets out the explanatory statement in compliance with Section 452 of the Irish Companies Act 2014)

To each holder of Scheme Shares at the Court Meeting (“Scheme Shareholders”) and Linde shareholders

ACQUISITION OF LINDE BY NEW LINDE BY MEANS OF A SCHEME OF ARRANGEMENT UNDER CHAPTER 1 OF PART 9 OF THE IRISH COMPANIES ACT 2014

Overview

As explained in more detail below, the Scheme on which we are asking you to vote, in connection with the other steps of the Reorganization described in this Proxy Statement, will result in New Linde serving as the publicly traded company of our organization.

The Scheme of Arrangement will result in you holding New Linde ordinary shares instead of Linde ordinary shares.

The Reorganization involves several steps. New Linde was incorporated as an Irish private company limited by shares and was re-registered as an Irish public limited company on 27 October 2022. Currently, all of the New Linde ordinary shares are held by a third party Irish corporate services provider. New Linde currently has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation, re-registration as a public limited company and the Reorganization.

The Board held a board meeting on 24 October 2022 to, among other things, approve the Reorganization. The Scheme of Arrangement will require approval by Scheme Shareholders at the Court Meeting and by Linde shareholders at the EGM and the approval of the Irish High Court at the Court Hearing.

The Board unanimously recommends that all Linde shareholders vote “FOR” approval of the Scheme and the other proposals presented at both the Court Meeting and the EGM. As of November 16, 2022, Linde’s directors and executive officers as a group beneficially owned approximately 0.7% of the outstanding Linde ordinary shares. See “Information on Share Ownership” in this Proxy Statement. The Scheme will not constitute a change in control and will not trigger any benefit enhancements or accelerated benefit payments under the terms of the Linde equity and other compensation programs applicable to its directors, officers and employees.

Scheme

The Scheme will be effected by way of a scheme of arrangement between Linde and the Scheme Shareholders pursuant to Chapter 1 of Part 9 of the Irish Companies Act 2014. The Scheme is set out in full under the section entitled “Annex A—The Scheme of Arrangement” beginning on page A-1 of this Proxy Statement. Under the terms of the Scheme (which will be subject to the conditions set out below), New Linde will issue and deliver, or cause to be issued and delivered one New Linde ordinary share to the Scheme Shareholders for each Linde ordinary share held by the Scheme Shareholders.

The Scheme will require, among other things, approval by Scheme Shareholders as of the Voting Record Time of the Court Scheme of Arrangement Proposal at the Court Meeting, approval by Linde shareholders as of the Voting Record Time of the EGM Proposals at the EGM, and an application by Linde to the Irish High Court to approve the Scheme at the Court Hearing. Provided the conditions are satisfied or, to the extent applicable and lawful, waived (and we do not abandon the Reorganization), the Scheme will become effective upon delivery to the Registrar of Companies of a copy of the Court Order of the Irish High Court approving the Scheme. Upon the Scheme becoming effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted at the Court Meeting or the EGM. It is expected that the Scheme will become effective in early March 2023, subject to the satisfaction or waiver of the conditions to the Scheme.

If the Scheme becomes effective, all Scheme Shares will be automatically transferred to New Linde in accordance with the terms of the Scheme. When we refer to “Scheme Shares” we mean, (i) in relation to attendance and voting at the Court Meeting, the Linde ordinary shares in issue before the Voting Record Time; and (ii) otherwise, the Linde ordinary shares in issue at the Scheme Record Time, and in each case (where the context requires) remaining in issue at the Scheme Record Time, but excluding any Treasury Shares and, for the avoidance of doubt, any Linde Deferred Shares.

The Scheme is subject to a number of conditions. Please see “Court Scheme of Arrangement Proposal and EGM Scheme of Arrangement Proposal /Explanatory Statement—Conditions.”

As a result of the Scheme, Linde shareholders will become shareholders of New Linde and such shareholders’ rights will be governed by the New Linde Constitution, which is attached to the Proxy Statement at Annex B and is substantially the same as the Linde Constitution. In addition, any securities issued by Linde or its subsidiaries that are convertible, exchangeable or exercisable into Linde ordinary shares will become convertible, exchangeable or exercisable, as the case may be, into New Linde ordinary shares on a one-for-one basis. All previously outstanding New Linde ordinary shares, which prior to the Scheme Effective Time will be held by a third party Irish corporate services provider, will be automatically converted to deferred shares immediately following the issuance of New Linde ordinary shares to Linde shareholders and subsequently surrendered to New Linde for nil consideration in accordance with the provisions of the New Linde Constitution.

If, and only if, the Scheme is effected, Linde will merge with and into New Linde through the implementation of the Dissolution Merger.

In connection with the completion of the Scheme, New Linde will assume, on a one-for-one basis, Linde’s existing obligations in connection with awards granted under Linde’s equity incentive plans.

There currently are no fractional shares issued by Linde and we do not expect there to be any such fractional shares immediately prior to the Scheme Effective Time.

Conditions

The Scheme of Arrangement will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

•	the approval of the Scheme at the Court Meeting (or any adjournment thereof);

•

the approval of the Court Scheme of Arrangement Proposal (by the requisite majority of Scheme Shareholders at the Court Meeting and the requisite majority of Linde shareholders at the EGM (or any adjournments thereof), as applicable);

•

the Irish High Court’s approval of the Scheme (without material modification (but subject to any such material modification being acceptable to Linde and New Linde)) and the delivery of the Court Order to the Registrar of Companies;

•

the adoption by New Linde of all such resolution or resolutions that are necessary to approve, implement and give effect to the Scheme and the acquisition of Scheme Shares pursuant to the Scheme or otherwise (including a resolution or resolutions to authorize the creation, allotment and issue of the New Linde ordinary shares);

•	there is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the effectiveness of the Scheme;

•	the New Linde ordinary shares to be issued pursuant to the Scheme are authorized for listing on NYSE, subject to official notice of issuance;

•	all consents and governmental authorizations, if any, in connection with the Scheme and related transactions are obtained on terms acceptable to New Linde and are in full force and effect;

•	all conditions precedent for the effective implementation of the Scheme have been satisfied or, to the extent permitted by law, waived;

•	all waivers and amendments, if any, have been obtained, which waivers and amendments address and cure any defaults that would otherwise result from the Scheme;

In the event these conditions are not satisfied or waived (where capable of being waived), the Reorganization may be abandoned or delayed, even after approval of the Scheme by the Linde shareholders or the Irish High Court. In addition, the Reorganization may be abandoned or delayed by the Board at any time prior to the Scheme Effective Time, without obtaining the approval of the Scheme Shareholders, even though the Scheme may have been approved by the Irish High Court and all other conditions may have been satisfied. Please see “Court Scheme of Arrangement Proposal and EGM Scheme of Arrangement Proposal /Explanatory Statement—Amendment, Termination or Delay.”

Amendment, Termination or Delay

The Scheme may be amended, modified or supplemented at any time before or after its approval at the Court Meeting. However, after approval, no amendment, modification or supplement may be made or effected that legally requires further approval by the Scheme Shareholders without obtaining such approval.

At the Court Hearing, the Irish High Court may impose such conditions as it deems appropriate in relation to the Scheme. The Board (on behalf of Linde) and the New Linde Board may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or any condition that the Irish High Court may approve or impose. The Irish High Court may not impose any material changes without the joint consent of Linde and New Linde. The Irish High Court would be unlikely to approve or impose any modification of, or addition to, or a condition to, the Scheme which might be materially adverse to the interests of Scheme Shareholders, unless Scheme Shareholders were informed of any such modification, addition or condition. It would be a matter for the Irish High Court to decide in its discretion whether or not a further meeting of Scheme Shareholders should be held in these circumstances. Similarly if a modification, addition or condition is put forward which, in the opinion of the Board, is of such a nature or importance that it requires the consent of Scheme Shareholders at a further meeting, the Board will not take the necessary steps to enable the Scheme to become effective unless and until such consent is obtained.

The Board may terminate the Scheme and abandon the Reorganization, or delay the Reorganization, at any time prior to the Scheme Effective Time, without obtaining the approval of the Linde shareholders, even though the Scheme may have been approved by such shareholders and all other conditions to the Scheme may have been satisfied, including having received final Irish High Court approval, if the Board determines that such course is in our best interests and the best interests of our shareholders.

Unless the Scheme has become effective and the Scheme Effective Time has occurred on or before June 30, 2023, or such later date, if any, as Linde may agree and the Irish High Court may allow, the Scheme of Arrangement will lapse by its terms and not come into effect and therefore, the Reorganization will not be effected.

Scheme Effective Date and Scheme Effective Time

If the Scheme is approved by the requisite shareholder majorities and approved by the Irish High Court and the conditions to the Scheme are satisfied or, to the extent applicable and lawful, waived (and we do not abandon the

Reorganization), the Scheme will become effective on its terms upon our delivery of the Court Order approving the Scheme with the Registrar of Companies. When we refer to the “Scheme Effective Date,” we mean the date on which the Scheme becomes effective in accordance with its terms, upon filing the Court Order with the Registrar of Companies in Dublin, Ireland. When we refer to the “Scheme Effective Time,” we mean the time on the Scheme Effective Date at which the Scheme becomes effective in accordance with its terms. Please see “Court Scheme of Arrangement Proposal and EGM Scheme of Arrangement Proposal /Explanatory Statement—Conditions.” The Scheme involves several steps, a number of which will effectively occur simultaneously at the Scheme Effective Time, which we anticipate will occur before the opening of trading on the NYSE on the Scheme Effective Date, but may be at such earlier or later date and time as the Board (or their duly authorized officer) determines.

In the event the conditions are not satisfied or waived (where capable of being waived), the Reorganization may be abandoned or delayed, even after approval of the Scheme by the Linde shareholders or the approval of the Scheme by the Irish High Court. In addition, the Reorganization may be abandoned or delayed by the Board at any time prior to the Scheme Effective Time, without obtaining the approval of the Linde shareholders, even though the Scheme of Arrangement may have been approved by the Linde shareholders and approved by the Irish High Court and all other conditions may have been satisfied. Please see “Court Scheme of Arrangement Proposal and EGM Scheme of Arrangement Proposal/Explanatory Statement—Amendment, Termination or Delay.”

No Appraisal or Similar Rights

Irish law does not provide for appraisal or similar rights in respect of the Scheme, although dissenting Scheme Shareholders will have the right to appear at the Court Hearing and make objections in respect of the Scheme.

The Transfer of Scheme Shares to New Linde

Assuming the Scheme becomes effective, the Scheme Shares shall be transferred to New Linde by means of a form of transfer or other instrument of transfer. Please see “Annex A—Scheme of Arrangement—The Scheme—Transfer of Scheme Shares.”

Irish Takeover Rules

The Scheme amounts to a “takeover” of Linde for the purposes of the Irish Takeover Panel Act, 1997 (being a “takeover” in respect of which the Irish Takeover Rules would ordinarily apply). However, in light of the economic and voting rights of Linde shareholders remaining unchanged as a result of the Scheme (save that, following the Scheme Effective Time, such rights will be in respect of New Linde ordinary shares as opposed to Linde ordinary shares), the Panel has granted a waiver of the Irish Takeover Rules to the extent they may apply to the Scheme.

U.S. Securities Law Consequences; Resale Restrictions

The issuance of New Linde ordinary shares to Scheme Shareholders in connection with the Scheme will not be registered under the Securities Act. Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to authorize the Scheme of Arrangement, the Irish High Court will consider at the Court Hearing whether the terms and conditions of the Scheme of Arrangement are fair to Scheme Shareholders. The Irish High Court will fix the date and time for the Court Hearing. The New Linde ordinary shares issued to Scheme Shareholders in connection with the Scheme will be freely transferable, except for the ability of the directors of New Linde to decline the registration of shares in limited circumstances and for restrictions applicable to certain “affiliates” of Linde under the Securities Act, as follows:

•

Persons who were not affiliates of Linde at the Scheme Effective Time and have not been affiliates within 90 days prior to such time will be permitted to sell any New Linde ordinary shares received in the Scheme without regard to Rule 144 under the Securities Act.

•

Persons who were affiliates of Linde at the Scheme Effective Time or were affiliates within 90 days prior to such time will be permitted to resell any New Linde ordinary shares they receive pursuant to the Scheme in the manner permitted by Rule 144. In computing the holding period of the New Linde ordinary shares for the purposes of Rule 144(d), such persons will be permitted to “tack” the holding period of their Linde ordinary shares held prior to the Scheme Effective Time.

•	Persons whose Linde ordinary shares bear a legend restricting transfer will receive New Linde ordinary shares that are subject to the same restrictions.

•

Persons who may be deemed to be affiliates of Linde and New Linde for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Linde or New Linde, and would generally not be expected to include shareholders who are not executive officers, directors or significant shareholders of Linde or New Linde.

We have not filed a registration statement with the SEC covering any resales of the New Linde ordinary shares to be received by Linde’s shareholders in connection with the Scheme. New Linde intends to file certain post-effective amendments to existing effective registration statements of Linde shortly after the Scheme becoming effective.

Upon the Scheme becoming effective, the New Linde ordinary shares will be deemed to be registered under Section 12(b) of the Exchange Act, by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement.

Action to be Taken

Please refer to the section entitled “Summary” for a summary of the actions to be taken.

Further Information

The terms of the Scheme are set out in full in “Annex A—The Scheme of Arrangement” beginning on page A-1 of this Proxy Statement. Your attention is drawn to the conditions and further terms of the Reorganization set out in the remaining parts of this Proxy Statement, all of which form part of this Proxy Statement.

Court Meeting Resolution: To Approve the Scheme of Arrangement

Scheme Shareholders are requested to approve the following resolution at the Court Meeting:

“That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court.”

EGM Ordinary Resolution: To Approve the Scheme of Arrangement

Linde shareholders are requested to approve the following resolution at the EGM:

“That, subject to the approval by the requisite majority of Linde Shareholders at the Scheme Meeting, the scheme of arrangement that is included in the document of which this notice forms a part, referred to as the “Scheme” or

“Scheme of Arrangement,” (a copy of which has been produced to this meeting and for the purposes of identification signed by the chair thereof), in its original form or with or subject to any modification, addition or condition approved or imposed by the Irish High Court be approved and the directors of Linde be authorized to take all such action as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” (1) THE COURT SCHEME OF ARRANGEMENT PROPOSAL AND (2) THE APPROVAL OF THE EGM SCHEME OF ARRANGEMENT PROPOSAL SET FORTH IN THIS EXPLANATORY STATEMENT.

DISSOLUTION MERGER PROPOSAL

MERGER OF LINDE AND NEW LINDE BY MEANS OF A MERGER BY ABSORPTION UNDER CHAPTER 16 OF PART 17 OF THE IRISH COMPANIES ACT 2014

Overview

As explained in more detail below, the Dissolution Merger on which we are asking you to vote, in connection with other steps of the Reorganization described in this Proxy Statement, will result in Linde transferring its assets and liabilities to New Linde, following which Linde will be dissolved without going into liquidation.

The common draft terms is the document which sets forth the terms of the Dissolution Merger and is attached to this Proxy Statement as Annex C (the “Common Draft Terms of Merger”). The Common Draft Terms of Merger were approved by the Board and entered into by and between Linde and New Linde on December 5, 2022. Pursuant to Article 1137 of the Irish Companies Act 2014, Linde shareholders are required to approve the common draft terms of merger in order for the Dissolution Merger to be effected.

The Board unanimously recommends that all Linde shareholders vote in favor of the Dissolution Merger. As of November 16, 2022, Linde’s directors and executive officers as a group beneficially owned approximately 0.7% of the outstanding Linde ordinary shares. See “Information on Share Ownership” in this Proxy Statement. The Dissolution Merger will not constitute a change in control and will not trigger any benefit enhancements or accelerated benefit payments under the terms of the Linde equity and other compensation programs applicable to its directors, officers and employees.

Dissolution Merger

The Dissolution Merger is intended to be implemented pursuant to the provisions of Chapter 16 of Part 17 of the Irish Companies Act 2014 as a “merger by absorption,” such that, from the effective date of the Dissolution Merger (the “Merger Effective Date”), Linde will transfer its assets and liabilities to New Linde, following which Linde will be dissolved without going into liquidation. The Dissolution Merger will require, among other things, the approval of the Linde shareholders and the Irish High Court.

If the Dissolution Merger is approved by Linde’s shareholders, Linde and New Linde will jointly apply to the Irish High Court for an order confirming the Dissolution Merger, determining satisfaction of the statutory requirements, the fairness of the terms and conditions of the merger to Linde shareholders and setting the Merger Effective Date.

The Dissolution Merger is internal and administrative in nature and will not dilute your interest in Linde or New Linde. Furthermore, the Reorganization will have no effect on how Linde manages its business or how it serves its customers. See “Comparison of Rights of Shareholders” below.

Merger Conditions

The Dissolution Merger will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

•	the Common Draft Terms of Merger are approved by a special resolution of Linde shareholders at the EGM;

•	there is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Dissolution Merger;

•

all consents and governmental authorizations that are necessary, desirable or appropriate in connection with the Dissolution Merger are obtained on terms acceptable to New Linde and Linde, and are in full force and effect;

•	an order has been made by the Irish High Court under Section 453 of the Irish Companies Act 2014 approving the Scheme of Arrangement; and

•	an order has been made by the Irish High Court confirming the Dissolution Merger and setting the Merger Effective Date.

It is expected that the Dissolution Merger will become effective on the same date, and promptly after, the Scheme.

See also “Court Scheme of Arrangement Proposal and EGM Scheme of Arrangement Proposal—Conditions” above.

Amendment, Termination or Delay

Subject to applicable law, the Common Draft Terms of Merger may be amended at any time before or after its approval by Linde shareholders at the EGM. However, after the shareholders have approved the Common Draft Terms of Merger, no changes may be made except as provided by the Irish High Court.

While we currently expect to complete the Dissolution Merger in early March 2023, until the issuance of the Dissolution Merger Court Order, the Dissolution Merger may be abandoned or delayed by the Board and/or the board of directors of New Linde, even if approved by the shareholders of both Linde and New Linde and all other conditions (other than the approval of the Irish High Court) have been satisfied.

Effective Date and Time of the Dissolution Merger

The Dissolution Merger will take effect on the effective date set forth in the order of the Irish High Court confirming the Dissolution Merger and determining the fairness of the terms and conditions of the merger to Linde shareholders. We intend to propose to the Irish High Court that the Dissolution Merger take effect on the same date, and promptly after, the Scheme of Arrangement becomes effective. While the determination of the Merger Effective Date is entirely within the Irish High Court’s discretion, we are not aware of any reason why it would not grant the requested date. In addition, until the issuance of the order of the Irish High Court, the Dissolution Merger may be abandoned or delayed by the Board and/or the board of directors of New Linde. See “Dissolution Merger Proposal—Amendment, Termination or Delay.”

Appraisal and Similar Rights

Irish law does not provide for appraisal rights in respect of the Dissolution Merger. However, any Linde shareholder that has voted against the Dissolution Merger Proposal has the right to submit a request in writing to New Linde, not more than 15 calendar days after the date of the EGM, that New Linde acquire their New Linde ordinary shares for cash. Where a valid request is made by a Linde shareholder, and assuming the effectiveness of each of the Scheme and the Dissolution Merger, New Linde shall purchase such New Linde ordinary shares held by that shareholder at a price which is expected to be equal to the closing price of one ordinary share of Linde on the NYSE on the day before the Effective Date of the Scheme. Any Linde shareholder wishing to make such a request should send a written request that is received within 15 calendar days of the EGM to the principal executive offices of New Linde and Linde being: Forge, 43 Church Street West, Woking, Surrey, GU21 6HT, United Kingdom, Attention: Secretary. Any such request must be in writing and shall be irrevocable and, to ensure the validity of any such request, New Linde reserves the right to seek such confirmations as are necessary to evidence ownership of the relevant shares and evidence of the voting of such shares at the EGM.

Action to be Taken

Please refer to the section entitled “Summary” for a summary of the actions to be taken.

Further Information

The terms of the Dissolution Merger are set out in full in “Annex C—The Common Draft Terms of Merger” beginning on page C-1 of this Proxy Statement. Your attention is drawn to the conditions and further terms of the Reorganization set out in the remaining parts of this Proxy Statement, all of which form part of this Proxy Statement.

EGM Special Resolution: to Approve the Common Draft Terms of Merger

Linde shareholders are requested to approve the following resolution:

“As a special resolution, that, the common draft terms of merger dated December 2, 2022, between Linde and New Linde (the “Common Draft Terms”) be and are hereby approved and each director of Linde be and is hereby authorized to take all such steps as he or she considers necessary or appropriate in relation thereto and to execute and carry the merger between Linde and New Linde, and the Common Draft Terms, into effect.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE DISSOLUTION MERGER PROPOSAL SET FORTH IN THIS PROXY STATEMENT

LINDE CONSTITUTION AMENDMENT PROPOSAL

Set out below is background information on the proposed amendments to the Linde Constitution. The description of the following proposed amendments is only a summary and is qualified in its entirety by reference of the complete text of the proposed amendments as set out in the “Notice of Extraordinary General Meeting” at the beginning of this Proxy Statement. We urge you to read the proposed amendments to the Linde Constitution in their entirety before casting your vote.

Amendments in Connection with the Scheme

In connection with the Scheme and in order to effect the Scheme of Arrangement, Linde wishes to amend the Linde Constitution to include certain mechanics to effect the Scheme so that any Linde ordinary shares that are issued on or after the Voting Record Time will either be subject to the terms of the Scheme of Arrangement or will be immediately and automatically acquired by New Linde and, accordingly, upon the Scheme becoming effective, New Linde will be the sole holder of Linde ordinary shares.

Required Vote

As required under Irish law, the resolution with respect to the Linde Constitution Amendment Proposal is a special resolution that requires the affirmative vote of at least 75% of all votes cast (in person or by proxy) at the EGM by Linde shareholders at the Voting Record Time. The Scheme of Arrangement is conditional upon this proposal being approved by Linde shareholders, though may be waived by Linde.

Special Resolution: To Approve the Constitution Amendment

Linde’s shareholders are requested to approve the following resolution:

“That, subject to the Scheme becoming effective, the articles of association of Linde, which are part of the Linde constitution, referred to as the “Articles,” be amended by adding the following new Article 268:

268. Scheme of Arrangement

(a) In these Articles, the “Scheme” or the “Scheme of Arrangement” means the scheme of arrangement dated December 9, 2022 between the Company and the holders of the scheme shares (which comprise the ordinary shares of the Company that are transferred under the Scheme, referred to as the “Scheme Shares”) under Chapter 1 of Part 9 of the Irish Companies Act 2014 in its original form or with or subject to any modification, addition or condition approved or imposed by the High Court of Ireland and expressions defined in the Scheme and (if not so defined) in the document containing the explanatory statement circulated with the scheme under Section 452 of the Irish Companies Act 2014 shall have the same meanings in this Article 268;

(b) Notwithstanding any other provision of these Articles or the terms of any resolution, whether ordinary or special, passed by the Company in any general meeting, if the Company allots or issues any ordinary shares (other than to Rounderway plc, a public limited company incorporated under the laws of Ireland with registration number 606357, referred to as “New Linde”) on or after the Voting Record Time (as defined in the Scheme of Arrangement) and prior to or at the Scheme Record Time (as defined in the Scheme of Arrangement), such shares be allotted or issued subject to the terms of the Scheme and the holder or holders of those shares shall be bound by the Scheme accordingly;

(c) Notwithstanding any other provision of these Articles, if any Ordinary Shares are allotted or issued to any person (a “new shareholder”) (other than to New Linde) at any time after the Scheme Record Time, the new shareholder shall, provided that the Scheme has become effective, have such shares (the “Post-Scheme Shares”) transferred immediately, free of all encumbrances, to New Linde as New Linde may direct in consideration of and conditional on the allotment and issue by New Linde to the new shareholder of the ordinary shares in New Linde (the “Consideration Shares”) to which the new shareholder would have been entitled under the terms of the Scheme had each Post-Scheme Share transferred to New Linde hereunder been a Scheme Share at the Scheme Record Time, provided that if any new shareholder has a registered address in a jurisdiction outside Ireland and New Linde is advised or reasonably believes that the allotment and/or issue of the Consideration Shares to that new shareholder would or may infringe the laws of such jurisdiction or would or may require New Linde to observe any governmental or other consent or any registration, filing or other formality with which New Linde is unable to comply or which either the Company or New Linde believes is unduly onerous to comply with, New Linde may, in its sole discretion, determine that the Consideration Shares shall not be allotted and/or issued to such new shareholder but shall instead be allotted and issued to a nominee appointed by New Linde to act on behalf of and for the benefit of such new shareholder on terms that the nominee shall, as soon as practicable following the allotment and issue of the Consideration Shares, sell in the open market the Consideration Shares so allotted and issued and procure the despatch to such new shareholder of a cheque in accordance with paragraph (g) of this Article 268;

(d) Ordinary shares in New Linde (“New Linde Ordinary Shares”) allotted and issued pursuant to this Article 268 shall:

(i)	be issued credited as fully paid, shall be free from all liens, equities, charges, encumbrances, rights of pre-emption and any other third party rights and other interests of any nature whatsoever;

(ii)

rank equally in all respects with all other fully paid New Linde Ordinary Shares in issue on the date such New Linde Ordinary Shares allotted and issued pursuant to this Article 268 are so allotted and issued; and

(iii)

be entitled to all dividends and other distributions declared, paid or made by New Linde by reference to a record date on or after the date the New Linde Ordinary Shares allotted and issued pursuant to this Article 268 are so allotted and issued.

(e) On any reorganisation of, or material alteration to, the share capital of the Company or New Linde (including, without limitation, any subdivision and/or consolidation), the value of the consideration per Post-Scheme Share under paragraph (c) above shall be adjusted by the Company and New Linde in such manner as the auditors of the Company or an independent investment bank selected by the Company and New Linde may determine to be fair and reasonable to reflect such reorganisation or alteration. References in this Article to shares shall, following such adjustment, be construed accordingly.

(f) In order to give effect to any transfer required by this Article 268, the Company may appoint any person to act, and who shall be authorised, as attorney or agent for any new shareholder, without the need for any further action being required to give effect thereto, to: (i) execute and deliver as transferor a form of transfer or other instrument or instruction of transfer in favour of New Linde; (ii) give a good receipt in respect of consideration received in respect of any such transfer; and (iii) give such instructions and to do all other things which he or she may consider necessary or expedient in connection with such sale or transfer, on behalf of the new shareholder and every form, instrument, or instruction executed or delivered or other such thing done so shall be as effective as if it had been executed, delivered or done by the new shareholder to which such form, instrument, instruction, or thing relates. Pending the registration of New Linde as a holder of any share to be transferred under this Article 268, the new shareholder shall not be entitled to exercise any rights attaching to any such share unless so agreed by New Linde and New Linde shall be irrevocably empowered to appoint a person nominated by New Linde to act as attorney or agent on behalf of any holder of that share in accordance with any directions New Linde may give in relation to any dealings with or disposal of that share (or any interest in it), the exercise of any rights attached to it or receipt of any distribution or other benefit accruing or payable in respect of it, and any holder(s) of that share must exercise all rights attaching to it in accordance with the directions of New Linde. The Company shall not be obliged to issue a certificate to the new shareholder for any such share.

(g) Any sale of Consideration Shares effected pursuant to this Article 268 shall be at the then prevailing market price and New Linde shall, as soon as practicable after such sale, procure the despatch to each person entitled thereto a cheque in respect of the net proceeds of such sale (after the deduction of all expenses and commissions), and rounded down to the nearest cent. All despatches of cheques pursuant to this Article 268 shall be effected by sending each cheque by first class post/mail (or international standard post/mail, if overseas) in pre-paid envelopes addressed to the persons entitled thereto at their respective addresses as appearing in the register of shareholders of the Company at the date of issuing the cheque or, in the case of joint holders, at the address of the joint holder whose name stands first in such register in respect of such joint holding at the date of issuing the cheque. None of New Linde, the Company or any person or nominee appointed by New Linde or their respective agents shall be responsible for any loss or delay in transition or delivery of any cheque sent in accordance with this Article 268 which shall be sent entirely at the risk of the persons entitled thereto. All cheques drawn in accordance with this Article 268 shall be in U.S. dollars drawn on a U.S. clearing bank and shall be made payable to the persons respectively entitled to the moneys represented thereby (except that, in the case of joint holders, New Linde reserves the right to make such cheques payable to that one of the joint holders whose name stands first in the register of shareholders of the Company in respect of such joint holding), and the despatch of any such cheque shall be a complete discharge of New Linde’s obligations to pay the monies represented thereby.

(h) In the absence of bad faith or wilful default, none of New Linde, the Company, any person or nominee appointed by New Linde, the Company or their respective agents shall have any liability for any loss or damage arising as a result of sale or transfer (including as a result of the timing or terms of such sale or transfer) or any instrument of transfer executed and/or delivered or any other thing done for or on behalf of any new shareholder or otherwise pursuant to this Article 268.

(i) Notwithstanding any other provisions of these Articles, both the Company and the Directors shall refuse to register the transfer of any shares effected between the Scheme Record Time and the Scheme Effective Time (as defined in the Scheme of Arrangement) (other than to New Linde pursuant to the Scheme).

(j) Notwithstanding any other provision of these Articles, both the Company and the Directors may refuse to register the transfer of any shares other than as provided by this Article 268 and the Scheme.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE LINDE CONSTITUTION AMENDMENT PROPOSAL.

MATERIAL TAX CONSIDERATIONS RELATING TO THE REORGANIZATION

U.K. Tax Considerations

The statements set out below reflect current U.K. tax law as applied in England and Wales and published guidance of His Majesty’s Revenue and Customs (which may not be binding on HMRC) as at the date of this Proxy Statement, which may be subject to change, possibly with retroactive effect. They are intended as a general guide and apply only to shareholders resident and, in the case of an individual, domiciled exclusively in the U.K. for U.K. tax purposes (except insofar as express reference is made to the treatment of non-U.K. residents), who hold shares as an investment (other than under an individual savings account or self-invested personal pension) and who are the absolute beneficial owners of the shares and any dividends paid thereon (“U.K. Shareholders”). (In particular, shareholders holding their shares through a depositary receipt system or clearance service should note that they may not always be regarded as the absolute beneficial owners of such shares.) This guidance does not address all possible tax consequences relating to an investment in the shares. Specifically, this guidance does not address: (i) special classes of shareholders such as, for example, dealers in securities, broker-dealers, intermediaries, insurance companies, pension funds, charities or collective investment schemes; (ii) shareholders who hold shares as part of hedging transactions; (iii) shareholders who have (or are deemed to have) acquired shares by virtue of an office or employment; (iv) shareholders that, either alone or together, with one or more associated persons, such as personal trusts and connected persons, control directly or indirectly at least 10%. of the voting rights or of any class of share capital of the company, or (v) any person holding shares as a borrower under a stock loan or an interim holder under a repo.

Taxation of Linde Shareholders in Connection with the Reorganization

Scheme — Taxation of Chargeable Gains

U.K. Shareholders

The exchange of Linde ordinary shares for New Linde ordinary shares pursuant to the Scheme will not be treated as a disposal of Linde ordinary shares for the purposes of U.K. tax on chargeable gains (“no disposal” treatment), subject to certain conditions. If “no disposal” treatment applies, the New Linde ordinary shares will be treated as having been acquired by a U.K. Shareholder at the same time and for the same consideration as that U.K. Shareholder’s Linde ordinary shares.

Where a shareholder, together with its connected parties, does not hold more than 5% of the ordinary shares in Linde, “no disposal” treatment should apply.

Under section 137 of the Taxation of Chargeable Gains Act 1992 (“TCGA”), any U.K. Shareholder of Linde ordinary shares who holds (either alone or together with other persons connected with them) more than 5% of, or of any class of, shares in or debentures of Linde will not receive the “rollover” treatment described above if the merger has not been effected for bona fide commercial reasons or if it forms part of a scheme or arrangement of which the main purpose, or one of the main purposes, is the avoidance of liability to capital gains tax or corporation tax. It is possible to apply for statutory clearance from HMRC under section 138 of the TCGA confirming that this anti-avoidance provision does not apply. No application for clearance has been made to HMRC under section 138 of the TCGA in respect of the receipt of New Linde ordinary shares pursuant to the Scheme.

Non-U.K.-resident shareholders

As Linde ordinary shares are not registered in a register maintained in the United Kingdom, shareholders who are not resident in the U.K. will not be subject to U.K. taxation of chargeable gains on disposal of Linde ordinary shares.

An individual shareholder who acquires Linde ordinary shares while U.K. resident, ceases to be resident for tax purposes in the U.K. for a period of five years or less and disposes of all or part of his Linde ordinary shares during the period in which he is non-U.K. resident may be liable to capital gains tax on his return to the U.K., where that shareholder was U.K. resident for all or part of at least four of the seven tax years immediately preceding the year of departure from the U.K. (subject to any available exemptions or reliefs). For these purposes, a tax year is the period from April 6 in a calendar year to April 5 in the following calendar year. The “no disposal” treatment set out above should be capable of applying to such a shareholder as it would to a U.K. Shareholder.

Scheme — Stamp Duty and Stamp Duty Reserve Tax

No stamp duty or stamp duty reserve tax (which is herein referred to as “SDRT”) should be payable on the cancellation of Linde ordinary shares or the issue of New Linde ordinary shares pursuant to the Scheme.

Exercise of dissenters’ rights

When New Linde purchases New Linde ordinary shares from a U.K. Shareholder pursuant to their exercise of dissenters’ rights, that U.K. Shareholder will be treated for U.K. tax purposes as receiving partly a capital sum for the disposal of the New Linde ordinary shares equal to the amount treated (for U.K. tax purposes) as paid up share capital on each New Linde ordinary share (broadly being the amount originally subscribed for the New Linde ordinary shares, including any premium paid on subscription, and expected to equal the market value of the New Linde ordinary shares at the time the New Linde ordinary shares are issued) (the “Capital Amount”) and partly an income distribution to the extent of the amount of any excess above the Capital Amount (the “Distribution Amount”).

Taxation of New Linde Shareholders

Taxation of income

Liability to U.K. income tax or U.K. corporation tax on income in respect of the Distribution Amount will depend upon the individual circumstances of the U.K. Shareholder and should be in line with the treatment of a dividend on the New Linde ordinary shares, an overview of which is set out below under “—New Linde ordinary shares—Taxation of Dividends.”

Taxation of chargeable gains

As noted above, when New Linde purchases New Linde ordinary shares from U.K. Shareholders pursuant to their exercise of dissenters’ rights, for U.K. tax purposes those U.K. Shareholders will be treated as receiving an amount for the disposal of their New Linde ordinary shares. Liability to U.K. capital gains tax or U.K. corporation tax on chargeable gains in respect of that disposal will depend upon the individual circumstances of the U.K. Shareholder and should be in line with the treatment of a disposal of the New Linde ordinary shares, an overview of which is set out below under “—New Linde ordinary shares—Taxation of Disposals.”

An individual U.K. Shareholder or a corporate U.K. Shareholder which has brought the Distribution Amount into account as income should treat the amount realized on the disposal as being the Capital Amount. A corporate U.K. Shareholder for which the Distribution Amount is exempt from the corporation tax charge on income should treat the amount realized on the disposal as being the whole of the proceeds (both the Capital Amount and the Distribution Amount).

Transactions in securities

Under section 684 of the Income Tax Act 2007 (for individuals), HMRC can, in certain circumstances, counteract income tax advantages arising in relation to transactions in securities. Were section 684 to be successfully invoked against any individual U.K. Shareholder, that individual Shareholder would be likely to be taxed as though all the consideration for the sale of their New Linde ordinary shares to New Linde was an income distribution.

Under the provisions of Part 15 of the Corporation Tax Act 2010 (for corporates), HMRC can, in certain circumstances, counteract corporation tax advantages arising in relation to transactions in securities. If these provisions were to be applied by HMRC to the exercise of dissenters’ rights by any corporate U.K. Shareholder, that corporate U.K. Shareholder might be liable to corporation tax as if it had received an income distribution.

These transactions in securities provisions apply only in certain circumstances and, in particular, do not apply where it can be shown that the Reorganization in question was entered into for genuine commercial reasons and did not involve as one of its main objects the obtaining of an income tax or corporation tax advantage. In view of these restrictions on the application of the anti-avoidance provisions, no application has been made to HMRC for clearance in respect of the application of these provisions to the exercise of dissenters’ rights. U.K. Shareholders exercising dissenters’ rights are advised to take independent advice as to the potential application of the above provisions in light of their own particular motives and circumstances.

New Linde ordinary shares — Taxation of Dividends

Withholding Tax

Dividend payments may be made by New Linde without withholding or deduction for or on account of U.K. income tax.

Individual Shareholders

An individual shareholder who receives a dividend from New Linde will pay no income tax on the amount of dividend income received in a tax year that does not exceed the “dividend allowance.” The dividend allowance is £2,000 for the tax year ending April 5, 2023, but the U.K. government announced in its Autumn Statement on November 17, 2022 that it intends to introduce legislation that will reduce the dividend allowance to £1,000 for the tax year beginning April 6, 2023 and to £500 for the tax year beginning April 6, 2024. The rates of income tax for the tax year ending April 5, 2023 on dividends received above the dividend allowance are: (i) 8.75%. for dividends taxed in the basic rate band; (ii) 33.75%. for dividends taxed in the higher rate band; and (iii) 39.35%. for dividends taxed in the additional rate band. An individual shareholder’s dividend income that is within the dividend allowance counts towards an individual’s basic or higher rate limits — and will therefore affect the level of savings allowance to which they are entitled, and the rate of tax that is due on any dividend income in excess of this allowance. In calculating into which tax band or bands any dividend income over the dividend allowance falls, savings and dividend income are treated as the highest part of an individual’s income. Where an individual has both savings and dividend income, the dividend income is treated as the top slice.

Corporate Shareholders

For corporate shareholders, it is likely that most dividends paid on the New Linde ordinary shares will fall within one or more of the classes of dividend qualifying for exemption from corporation tax. However, the exemptions are not comprehensive and are also subject to anti-avoidance rules. Shareholders within the charge to U.K. corporation tax should consult their own professional advisors.

New Linde ordinary shares — Taxation of Disposals

A disposal of New Linde ordinary shares by a shareholder who is (at any time in the relevant U.K. tax year) resident and, in the case of an individual, domiciled exclusively in the U.K. for U.K. tax purposes, may, depending upon the shareholder’s circumstances and subject to any available exemption or relief (such as the annual exempt amount for individuals, or indexation for corporate shareholders), give rise to a chargeable gain or an allowable loss for the purposes of U.K. taxation of chargeable gains.

Individual Shareholders

Chargeable gains are treated as the top slice of an individual’s combined income and gains. Capital gains tax is charged at (i) 10%. to the extent that gains accruing to an individual in any tax year (calculated after deducting the annual exempt amount and any capital losses) when aggregated with the individual’s taxable income for that year (calculated after deduction of the personal allowance and other reliefs) are less than the upper limit of the income tax basic rate band; or (ii) 20%. to the extent that gains accruing to an individual in any tax year (calculated after deducting the annual exempt amount and any capital losses) when aggregated with the individual’s taxable income for that year (calculated after deduction of the personal allowance and other reliefs) exceed the upper limit of the income tax basic rate band.

Corporate Shareholders

A company subject to U.K. corporation tax that disposes of New Linde ordinary shares at a gain will be subject to U.K. corporation tax on chargeable gains after taking account of any losses available and subject to any available exemptions or reliefs. Such a company will be subject to corporation tax at the applicable rate (currently 19% but due to rise to 25% from April 1, 2023, with transitional rules for tax accounting periods beginning before and ending on or after April 1, 2023).

Non U.K.-resident Shareholders

Provided that New Linde ordinary shares are not registered in a register maintained in the United Kingdom (which they are not and are not expected to be), shareholders who are not resident in the U.K. will not be subject to U.K. taxation of chargeable gains on disposal of New Linde ordinary shares.

An individual shareholder who acquires New Linde ordinary shares while U.K. resident, ceases to be resident for tax purposes in the U.K. for a period of five years or less and disposes of all or part of his New Linde ordinary shares during the period in which he is non-U.K. resident may be liable to capital gains tax on his return to the U.K., where that shareholder was U.K. resident for all or part of at least four of the seven tax years immediately preceding the year of departure from the U.K. (subject to any available exemptions or reliefs). For these purposes, a tax year is the period from 6 April in a calendar year to 5 April in the following calendar year.

Transfers of New Linde ordinary shares — Stamp Duty and SDRT

Provided that the New Linde ordinary shares are not registered in any register kept in the United Kingdom and are not required by the New Linde constitution to be transferred as part of a unit with a share in a body corporate incorporated in the United Kingdom, no SDRT should be payable on any agreement to transfer the New Linde ordinary shares.

No stamp duty should be payable on the transfer of New Linde ordinary shares, provided that any instrument of transfer is not executed in the United Kingdom and does not relate to any property situate, or to any other matter or thing done or to be done, in the United Kingdom.

In any case, no stamp duty should be payable upon a transfer of New Linde ordinary shares in dematerialized form, for instance within DTC.

THE U.K. TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. SHAREHOLDERS SHOULD CONSULT WITH THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE SCHEME AND OF THE SUBSEQUENT ACQUISITION, OWNERSHIP AND DISPOSAL OF NEW LINDE ORDINARY SHARES.

Irish Tax Considerations

This is a summary of the principal Irish tax considerations for certain beneficial owners of Linde ordinary shares who receive New Linde ordinary shares under the Scheme based on Irish taxation laws and the practices of the

Irish Revenue Commissioners currently in force in Ireland (which may be subject to change). It deals with Linde shareholders who beneficially own their Linde ordinary shares as an investment. Particular rules not discussed below may apply to certain classes of taxpayers holding Linde ordinary shares, such as dealers in securities, collective investment schemes, insurance companies, trusts etc. The summary does not constitute tax or legal advice and the comments below are of a general nature only. Linde shareholders should consult their professional advisers on the tax implications of the Reorganization under the laws of their country of residence, citizenship and/or domicile. If you are in doubt as to your tax position, you should consult an appropriate professional adviser without delay. New Linde intends to manage its affairs so that (1) New Linde will not be resident in Ireland for Irish tax purposes, (2) New Linde will not be liable to Irish corporation tax and (3) New Linde dividends will not be subject to Irish dividend withholding tax or, for shareholders that have no connection with Ireland other than holding New Linde ordinary shares, Irish income tax.

Taxation of Linde Shareholders in Connection with the Reorganization

Taxation of Chargeable Gains

Under Irish tax law, the holders of our ordinary shares who (i) are neither resident nor ordinarily resident in Ireland for Irish tax purposes; and (ii) do not use or hold, and did not acquire, their shares in Linde for the purposes of a trade or business carried on by such holder in Ireland through an Irish branch or agency, generally will not be liable to Irish capital gains tax (“CGT”) on the disposal of their shares in Linde pursuant to the Reorganization for Irish tax purposes.

Under Irish tax law, the holders of New Linde ordinary shares who (i) are neither resident nor ordinarily resident in Ireland for Irish tax purposes; and (ii) do not use, hold or acquire their shares in New Linde for the purposes of a trade or business carried on by such holder in Ireland through an Irish branch or agency, generally should not be liable for Irish CGT on the subsequent disposal of their New Linde ordinary shares for Irish tax purposes.

An Irish shareholder who is an individual and who is temporarily not resident in Ireland may, under Irish anti-avoidance legislation, still be liable for Irish CGT on any chargeable gain realized upon the subsequent disposal of New Linde ordinary shares during the period in which such individual is a non-resident.

Stamp Duty

The rate of stamp duty (where applicable) on transfers of shares of Irish incorporated companies is 1% of the greater of the price paid or market value of the shares acquired. Where Irish stamp duty arises, it is generally a liability of the transferee. However, in the case of a gift or transfer at less than fair market value, all parties to the transfer are jointly and severally liable.

Shareholders should not have a liability to stamp duty in respect of the Reorganization.

Irish stamp duty may be payable in respect of transfers of New Linde ordinary shares, depending on the manner in which the New Linde ordinary shares are held. New Linde expects to enter into arrangements with DTC to allow the New Linde ordinary shares to be settled through the facilities of DTC. As such, the discussion below discusses separately the New Linde shareholders who hold their shares through DTC and those who do not.

New Linde Shares Held Through DTC

No Irish stamp duty should be payable by Linde shareholders on the issuance of the New Linde ordinary shares or the transfer of the Linde ordinary shares pursuant to the Reorganization.

Submission will be made to the Irish Revenue Commissioners to confirm that transfers of New Linde ordinary shares effected by means of the transfer of book entry interests in DTC will not be subject to Irish stamp duty. It is expected that this confirmation should be granted, in which case a transfer of New Linde ordinary shares effected by means of the transfer of book-entry interests in DTC will not be subject to Irish stamp duty.

New Linde Shares Held Outside of DTC or Transferred Into or Out of DTC

A transfer of New Linde ordinary shares where any party to the transfer holds such New Linde ordinary shares outside of DTC may be subject to Irish stamp duty.

Should the confirmation from the Irish Revenue Commissioners be granted, holders of New Linde ordinary shares wishing to transfer their New Linde ordinary shares into (or out of) DTC may do so without giving rise to Irish stamp duty provided that:

•	there is no change in the beneficial ownership of such shares as a result of the transfer; and

•	the transfer into (or out of) DTC is not effected in contemplation of a sale of such shares by a beneficial owner to a third party.

Due to the potential Irish stamp charge on transfers of New Linde ordinary shares held outside of DTC, it is strongly recommended that those Linde shareholders who do not hold their Linde shares through DTC (or through a broker, bank or other institution who in turn holds such shares through DTC) should arrange for the transfer of their Linde shares as soon as possible and before the Reorganization.

Taxation of New Linde Shareholders

Capital Acquisitions Tax (“CAT”)

CAT comprises principally gift tax and inheritance tax. CAT could apply to a gift or inheritance of New Linde ordinary shares irrespective of the place of residence, ordinary residence or domicile of the parties. This is because New Linde ordinary shares may be regarded as property situated in Ireland for Irish CAT purposes as the share register of New Linde must be held in Ireland. The person who receives the gift or inheritance has primary liability for CAT.

CAT is currently levied at a rate of 33% above certain tax-free thresholds. The appropriate tax-free threshold is dependent upon (i) the relationship between the donor and the donee and (ii) the aggregation of the values of previous gifts and inheritances received by the donee from persons within the same group threshold. Gifts and inheritances passing between spouses are exempt from CAT. Children have a tax-free threshold of €335,000 in respect of taxable gifts or inheritances received from their parents. New Linde shareholders should consult their own tax advisors as to whether CAT is creditable or deductible in computing any domestic tax liabilities.

There is also a “small gift exemption” from CAT whereby the first €3,000 of the taxable value of all taxable gifts taken by a donee from any one donor, in each calendar year, is exempt from CAT and is also excluded from any future aggregation. This exemption does not apply to an inheritance.

Encashment Tax

Irish encashment tax will be required to be withheld (currently at a rate of 25%) from any dividends paid by New Linde, where such dividends are entrusted by or on behalf of the person entitled to them to a bank or encashment agent in Ireland (i.e. a collection agent) for payment to any New Linde shareholder who is an Irish resident, or is not an Irish resident and has failed to file the appropriate forms confirming the fact, and paid over to the Irish Revenue Commissioners. It is not the intention of New Linde to use an Irish paying agent function. Accordingly, provided New Linde shareholders do not use an Irish collection agent for such purpose, the above withholding tax treatment should not apply.

THE IRISH TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. SHAREHOLDERS SHOULD CONSULT WITH THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REORGANISATION AND OF THE SUBSEQUENT ACQUISITION, OWNERSHIP AND DISPOSAL OF NEW LINDE ORDINARY SHARES.

U.S. Federal Income Tax Considerations

The following discussion sets forth the anticipated material U.S. federal income tax consequences for U.S. holders and non-U.S. holders (each as defined below) relating to the Reorganization but does not purport to be a complete analysis of all the potential tax consequences relating thereto. In addition, this discussion does not address the consequences of a Linde shareholder who exercises dissenters’ rights in respect of the Reorganization.

This discussion also does not address the tax considerations arising under the laws of any state, local or foreign jurisdiction, or under any U.S. non-income tax laws, such as federal gift and estate tax rules, or the effects, if any, of the Medicare contribution tax on net investment income enacted pursuant to the Health Care and Education Reconciliation Act of 2010 or the alternative minimum tax. This summary is based upon the provisions of the Code, treasury regulations promulgated thereunder and administrative rulings and judicial decisions, all as of the date hereof. These authorities may be changed, possibly retroactively, so as to result in U.S. federal income tax considerations different from those set forth below.

This discussion addresses only those Linde shareholders that hold their Linde ordinary shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). In addition, this discussion does not address tax considerations applicable to an investor’s particular circumstances or to investors that may be subject to special tax rules, including, without limitation:

•	a financial institution;

•	a tax-exempt organization or government organization;

•	an insurance company;

•	a mutual fund;

•	a dealer or broker, bank or other institution in stocks and securities, or currencies;

•	a trader in securities that elects mark-to-market treatment;

•	an accrual method taxpayer subject to special accounting rules under Section 451(b) of the Code;

•	a person who receives Linde ordinary shares through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;

•	a person that has a functional currency for tax purposes other than the U.S. dollar;

•	a person that actually or constructively owns five percent or more (by vote or value) of Linde ordinary shares;

•	a real estate investment trust;

•	a regulated investment company;

•	“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code, entities all of the interests of which are held by qualified foreign pension fund and tax-qualified retirement plans;

•	controlled foreign corporations, passive foreign investment companies and corporations that accumulate earnings to avoid U.S. federal income tax;

•	a person who holds Linde ordinary shares as part of a hedge, straddle, constructive sale, wash sale, conversion or other integrated transaction; or

•	a former citizen or resident of the United States subject to U.S. tax as an expatriate.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of Linde ordinary shares who is, for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof or the District of Columbia;

•

a trust if it (i) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person; or

•	an estate that is subject to United States federal income tax on its income regardless of its source.

For purposes of this discussion, a ”non-U.S. holder” is a beneficial owner of Linde ordinary shares who is neither a U.S. holder nor an entity or arrangement classified for U.S. federal income tax purposes as a partnership or as a “disregarded entity.”

If a partnership (or other entity or arrangement classified as a pass-through or disregarded entity for U.S. federal income tax purposes) holds Linde ordinary shares, the tax treatment of a partner or member in the partnership or other entity generally will depend on the status of the partner or member and upon the activities of the partnership or other entity or arrangement. A partner or member in a partnership or other entity or arrangement that holds Linde ordinary shares or will hold New Linde ordinary shares should consult his, her or its own tax advisor regarding the tax considerations of the Reorganization.

Unless otherwise explicitly noted, this discussion assumes that Linde and New Linde will not be treated as domestic corporations for U.S. federal income tax purposes under Section 7874 of the Code. For a further discussion, see the discussion under “—Tax Consequences of the Reorganization to Linde and New Linde – Section 7874 Rule Regarding Residency of a Corporation.”

Taxation of Linde Shareholders in Connection with the Reorganization

Intended U.S. Tax Treatment of the Reorganization

The Reorganization is intended qualify as a “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes (the “Intended U.S. Tax Treatment”). Neither Linde nor New Linde intends to request a ruling from the IRS regarding the U.S. federal income tax consequences of the Reorganization. Accordingly, no assurance can be given that the IRS will not challenge that conclusion, or that a court would not sustain such a challenge, nor is the receipt of any tax opinion a condition to the completion of the Reorganization.

If the Reorganization does not qualify for the Intended U.S. Tax Treatment, existing U.S. holders of Linde ordinary shares will be required to recognize gain or loss for U.S. federal income tax purposes upon the exchange of Linde ordinary shares for New Linde ordinary shares. The remainder of this discussion assumes that the Reorganization will qualify for the Intended U.S. Tax Treatment.

Tax Consequences of the Reorganization to Linde and New Linde

Consequences of the Reorganization

The Reorganization is not expected to be taxable to Linde or New Linde for U.S. federal income tax purposes.

U.S. Federal Income Taxation of Linde and New Linde

It is expected that Linde, and following the Reorganization, New Linde, will each be treated as foreign corporations for U.S. federal income tax purposes. Following the merger between Praxair, Inc. and Linde AG, which created Linde in 2018 (the “Prior Merger”), if the percentage (by vote or value) of Linde ordinary shares considered to be held by former holders of Praxair, Inc. shareholders after the Prior Merger by reason of holding Praxair, Inc. shares is 60% or more under Section 7874 of the Code (which is herein referred to as the “Section 7874 Percentage”), Linde, and therefore New Linde after the Reorganization, could be treated as a U.S. “domestic” corporation for U.S. federal income tax purposes. Linde believes that the Section 7874 Percentage with respect to the Prior Merger was less than 60%. Accordingly, Linde and New Linde are expected to be treated as foreign corporations for U.S. federal income tax purposes before and after the Reorganization, respectively. However, the calculation of the Section 7874 Percentage is complex, is subject to detailed regulations (the application of which is uncertain in various respects) and is subject to factual uncertainties, and the IRS or a court could disagree with this conclusion.

The remainder of this discussion assumes that Linde and New Linde will be treated as foreign corporations for U.S. federal income tax purposes. If Linde or New Linde were treated as a U.S. domestic corporation for U.S. federal income tax purposes, the U.S. federal income tax consequences described herein could be materially and adversely affected.

Consequences to U.S. Holders

Consequences of the Reorganization

Pursuant to the U.S. Intended Tax Treatment, a holder who receives New Linde ordinary shares in exchange for shares of Linde ordinary shares will not recognize any gain or loss upon the Reorganization. The aggregate tax basis of the New Linde ordinary shares received in the Reorganization will be equal to the holder’s aggregate tax basis in the Linde ordinary shares exchange for such New Linde ordinary shares. The holding period of New Linde ordinary shares received in the Reorganization will include the holder’s holding period of the Linde ordinary shares exchanged for such New Linde ordinary shares.

If holders acquired different blocks of Linde ordinary shares at different times and at different prices, a holder’s tax basis and holding period in New Linde ordinary shares may be determined with reference to each block of Linde ordinary shares.

Pursuant to the Intended U.S. Tax Treatment, Linde does not expect that U.S. holders who own 5% or more of the outstanding Linde ordinary shares will be required to file a “gain recognition agreement” with the IRS solely as a result of the Reorganization. U.S. holders who own 5% or more of the outstanding Linde ordinary shares are urged to consult their tax advisor with regard to the U.S. federal income tax consequences of the Reorganization.

Taxation of New Linde Shareholders

Dividends on New Linde ordinary shares

Subject to the following discussion of special rules applicable to PFICs (as defined below), the gross amount of any dividend New Linde pays out of its current or accumulated earnings and profits (as determined for United States federal income tax purposes) is subject to U.S. federal income tax. If such holder is a non-corporate U.S. holder, dividends that constitute qualified dividend income will be taxable at the preferential rates applicable to long-term capital gains provided that such holder holds the shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date and meets other holding period requirements. Dividends New Linde pays with respect to the shares generally will be qualified dividend income provided that, in the year that such holder receives the dividend, New Linde ordinary shares are readily tradable on an established securities market in the United States. The U.S. Department of the Treasury and the IRS have determined that common stock is considered readily tradable on an established securities market if it is listed on an established securities market in the United States. Accordingly, dividends received by non-corporate U.S. holders should be entitled to favorable treatment as dividends received with respect to stock of a “qualified foreign corporation” as long as New Linde ordinary shares are listed on NYSE or other established securities markets in the United States. Dividends paid by New Linde will not qualify for the dividends received deduction generally allowed to U.S. corporations in respect of dividends received from other U.S. corporations.

Special rules apply in determining the foreign tax credit limitation with respect to dividends that are subject to the preferential tax rates. To the extent a refund of any tax withheld is available to a U.S. holder under applicable non-U.S. law or under an applicable income tax treaty, the amount of any such tax withheld that is refundable will not be eligible for credit against such holders’ U.S. federal income tax liability.

To the extent that the amount of any dividend exceeds New Linde’s current and accumulated earnings and profits for a taxable year, the excess will first be treated as a tax-free return of capital, causing a reduction in the U.S. holder’s adjusted basis in New Linde ordinary shares. The balance of the excess, if any, will be taxed as capital gain, which would be long-term capital gain if the holder has held the New Linde ordinary shares for more than one year at the time the dividend is received.

It is expected that New Linde will be, at the effective time of the Reorganization or at some future time thereafter, at least 50% owned by U.S. persons. Dividends paid by a foreign corporation that is at least 50% owned by U.S. persons may be treated as U.S. source income (rather than foreign source income) for foreign tax credit purposes to the extent the foreign corporation has more than an insignificant amount of U.S. source income. This rule, to the extent applicable, could result in a U.S. holder being able to credit a lower amount of foreign taxes than would be possible if dividends from New Linde were treated as foreign source income. U.S. holders are urged to consult their own tax advisors regarding the possible impact of this rule in their particular circumstances, including certain elective relief that may be available to holders entitled to benefits under the U.K.-U.S. income tax treaty.

Sale, Exchange or Other Taxable Disposition of New Linde ordinary shares

Subject to the following discussion of special rules applicable to PFICs, a U.S. holder will recognize taxable gain or loss on the sale, exchange or other taxable disposition of New Linde ordinary shares in an amount equal to the difference between the amount realized on such taxable disposition and the holder’s tax basis in the New Linde ordinary shares.

The source of any such gain or loss is determined by reference to the residence of the holder such that it will be treated as U.S. source income for foreign tax credit limitation purposes in the case of a sale, exchange or other taxable disposition by a U.S. holder. However, the Code permits a U.S. holder entitled to benefits under the U.K.-U.S. income tax treaty to elect to treat any gain or loss on the sale, exchange or other taxable disposition of Linde ordinary shares as foreign source income for foreign tax credit purposes if the gain or loss is sourced outside of the United States under the U.K.-U.S. income tax treaty and such gain or loss is separated from other income items for purposes of calculating the U.S. holder’s foreign tax credit. U.S. holders should consult their own tax advisors about the desirability and method of making such an election.

Gain or loss realized on the sale, exchange or other taxable disposition of New Linde ordinary shares will be capital gain or loss and will generally be long-term capital gain or loss if the New Linde ordinary shares have been held for more than one year. The aggregate basis of New Linde ordinary shares received in the Reorganization (including any fractional entitlement to Linde ordinary shares deemed received and exchanged for cash) will be equal to the basis of Linde ordinary shares exchanged. The holding period of New Linde ordinary shares received by a U.S. holder will include the holding period of the Linde ordinary shares surrendered in exchange therefor. Long-term capital gain of a non-corporate U.S. holder is generally taxed at preferential rates. The deduction of capital losses is subject to limitations.

Passive Foreign Investment Company Provisions

The U.S. federal income tax consequences to U.S. holders could differ materially from those described above if, at any relevant time, Linde or New Linde were passive foreign investment companies, or “PFICs” (determined under the rules described below).

For U.S. tax purposes, a foreign corporation will generally be classified as a PFIC for any taxable year if either:

•	75% or more of its gross income is “passive income” (as defined for U.S. federal income tax purposes); or

•

50% or more of the value, determined on the basis of a quarterly average, of assets held by such corporation is attributable to assets that produce passive income or are held for the production of passive income.

For purposes of applying the tests in the preceding sentence, a look-through rule applies and the foreign corporation is deemed to own its proportionate share of the assets, and to receive directly the proportionate share of the income, of any other corporation of which the foreign corporation owns, directly or indirectly, at least 25% by value of the stock.

Linde does not believe it is a PFIC or that New Linde will become a PFIC as a result of its business operations and asset holdings following the Scheme Effective Time, and the discussion herein assumes that neither Linde nor New Linde is a PFIC. The tests for determining PFIC status are applied annually, and thus may be subject to change. Accordingly, no assurance can be given that the IRS would not challenge this position or that a court would not sustain such challenge. or that New Linde will not become a PFIC at some future time as a result of changes in New Linde assets, income or business operations unrelated to the Reorganization. U.S. holders should consult their own tax advisors about the determination of Linde PFIC status and the U.S. federal income tax consequences of holding New Linde shares if New Linde is considered a PFIC in any taxable year.

U.S. holders of New Linde ordinary shares should consult their own tax advisor about the PFIC rules, including the availability of certain elections.

Consequences to Non-U.S. Holders

Consequences of the Reorganization

The Reorganization is not expected to be taxable to non-U.S. holders for U.S. federal income tax purposes.

Dividends on New Linde ordinary shares

A non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on dividends from New Linde unless: (1) the dividends are effectively connected with the holder’s conduct of a trade or business in the U.S. (or, if a tax treaty applies, the dividends are attributable to a permanent establishment or fixed place of business maintained by the non-U.S. holder in the U.S.); or (2) such non-U.S. holder is subject to backup withholding.

Sale, Exchange or Other Taxable Disposition of New Linde ordinary shares

A non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on any gain recognized on the sale, exchange or other disposition of New Linde ordinary shares unless: (1) such gain is effectively connected with the conduct by the non-U.S. holder of a trade or business within the U.S. (or, if a tax treaty applies, is attributable to a permanent establishment or fixed place of business maintained by the non-U.S. holder in the U.S.); (2) in the case of certain capital gains recognized by a non-U.S. holder that is an individual, such individual is present in the U.S. for 183 days or more during the taxable year in which the capital gain is recognized and certain other conditions are met; or (3) the non-U.S. holder is subject to backup withholding.

Information Reporting and Backup Withholding

U.S. holders that own at least 5% (of total voting power or total value) of Linde ordinary shares immediately before the Reorganization will be required to file a Section 368(a) statement. Other information reporting could also apply to the Reorganization. Shareholders of Linde should consult their own tax advisors about the information reporting requirements that could be applicable to the exchange of Linde ordinary shares for New Linde ordinary shares in the Reorganization.

Dividends on New Linde ordinary shares paid within the U.S. or through certain U.S.-related intermediaries are subject to information reporting unless the holder is a corporation, other exempt recipient or non-U.S. holder who establishes such foreign status. Dividends subject to information reporting are subject to backup withholding (currently at a rate of 24%) unless the payee furnishes the payor with a taxpayer identification number and satisfies certain certification requirements. Information reporting requirements and backup withholding may also apply to the payment of proceeds from a sale of New Linde ordinary shares within the U.S. or through certain U.S.-related intermediaries. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, provided that the holder furnishes certain required information to the IRS.

If a U.S. holder of New Linde ordinary shares does not provide us (or our paying agent) with the holder’s correct taxpayer identification number or other required information, the holder may be subject to penalties imposed by the IRS.

In order for a non-U.S. holder to not be subject to backup withholding tax on a subsequent disposition of New Linde ordinary shares, or dividends paid on those shares, a non-U.S. holder may be required to provide an IRS Form W-8BEN or W-8BEN-E or other appropriate version of IRS Form W-8 certifying such non-U.S. holder’s non-U.S. status or otherwise establish an exemption.

Holders should consult their tax advisor regarding the application of information reporting and backup withholding to their particular situations.

THE U.S. FEDERAL INCOME TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH LINDE SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO SUCH SHAREHOLDER.

German Tax Considerations

The following summary sets forth the anticipated material German income tax consequences for German holders of Linde ordinary shares relating to the Reorganization and the holding of New Linde shares but does not purport to be a complete analysis of all the potential tax consequences relating thereto.

Any reference in this section to a tax, or other charge or withholding refers to German tax law and/or concepts only. It is based on the tax laws of the Federal Republic of Germany and their application by the German Federal Tax Court (Bundesfinanzhof) and officially published statements of the German tax authorities as of the date hereof. It does not take into account any changes introduced later which may have retroactive or retrospective effect. The relevant rules and their interpretation by the German tax courts or tax authorities may change, possibly with retroactive effect. We can provide no assurance that the views taken in this summary will not be challenged by the German tax authorities or will be sustained by a court if challenged.

This overview only applies to shares that are held as capital assets. It does not address certain classes of shareholders or ownership arrangements, such as (i) banks, other financial institutions and financial enterprises, dealers in securities, trustees, insurance companies, collective investment schemes, tax-exempt organizations and governmental organizations, (ii) individual retirement and other deferred accounts or shareholders who have, or are deemed to have, acquired their shares by virtue of an office or employment and (iii) shareholders who hold shares as part of a hedging transaction, or under a stock loan or repo arrangement.

This summary is not exhaustive. For individuals, church tax may apply, which is not addressed in this summary. This discussion also does not address tax considerations arising under any German non-income tax laws, such as inheritance and gift taxation or value added tax. Shareholders should consult their own tax advisors as to the tax consequences in Germany or other relevant jurisdictions concerning the Reorganization and the acquisition, ownership and disposition of New Linde shares.

Dividends and capital gains may be subject to withholding tax (Kapitalertragsteuer). New Linde is not expected to have its registered seat or place of management in Germany and does not assume any responsibility in this regard. A Domestic Disbursing Agent or Domestic Dividend Paying Agent (each as defined below) may be obliged to withhold German withholding tax.

Taxation of Linde Shareholders in Connection with the Reorganization

Taxation of Linde Shareholders Tax-Resident in Germany

Linde Shares Held as Private Assets

If Linde shareholders holding their Linde shares as private assets (Privatvermögen) exchange these within the Scheme for New Linde shares, this is in principle a taxable disposal of the Linde shares. The market value of the New Linde shares received in return constitutes the proceeds from which the disposal and acquisition costs for the Linde shares are deducted (as the case may be, these may be the acquisition costs of Praxair Inc. or Linde AG shares tendered in the 2018 share-for share exchange offer (the “2018 Exchange”). In principle, the final flat tax rate (Abgeltungsteuertarif) of 25% plus solidarity surcharge of 5.5% (in aggregate 26.375%), applies on such capital gain for investors whose participation amounted to less than 1% throughout the five year period preceding the Reorganization (where the shareholding in Praxair Inc. or Linde AG prior to the 2018 Exchange exceeded this participation, the exchange should have been subject to taxation and considered an acquisition of the Linde shares with no tax attributes (including holding or reference periods) being carried over to the Linde shares).

If certain requirements are met, the share exchange within the Scheme should be tax neutral for shareholders who hold their shares as private assets and have, at no time within the five years preceding the Reorganization, held 1% or more of the shares in Linde. The tax neutral treatment pursuant to Sec. 20 para. 4a sent. 1 German Income Tax Act (Einkommensteuergesetz – “GITA”) further requires that the exchange is executed on the basis of company law measures of the entities involved. This condition should be satisfied as the New Linde shares issued under the Scheme in exchange for the Linde shares are issued in a capital measure as new shares. The New Linde shares received in exchange for Linde shares should take the place of such Linde shares for German tax purposes and in principle have the same tax status; the acquisition costs of the Linde shares should continue to apply to the New Linde shares.

Even if the above requirements are not met, the Reorganization would not be taxable to Linde shareholders holding the shares as private assets with a participation of less than 1% of the shares in Linde if the shares have been acquired prior to January 1, 2009. According to precedents from lower fiscal courts, the holding period is not interrupted by a share-for share exchange qualifying for purposes of Sec. 20 para. 4a sent. 1 GITA so that Linde shares which were in turn exchanged for Praxair Inc. or Linde AG shares in the 2018 Exchange acquired prior to January 1, 2009 may qualify. A resulting capital loss, if any, would not be tax deductible. However, no statement of the Federal Fiscal Court (Bundesfinanzhof) is available. It cannot be excluded that the German tax authorities may treat the Transaction as taxable and that the German tax courts may confirm such view in the future.

To the extent that the share exchange under the Scheme is tax neutral, no German withholding tax should apply. To the extent that the share exchange is not tax neutral as described above, the general rules of German withholding tax described below (see “Taxation of Capital Gains on the Disposal of New Linde Shares” below) will apply.

If a shareholder, or in the case of a gratuitous transfer, the shareholder’s legal predecessor, directly or indirectly has held at least 1% of the share capital of Linde at any time during the five years preceding the Transaction, the exchange a taxable event and the rules applicable to the taxation of the exchange of Linde shares held as business assets will apply accordingly (see “Linde Shares Held as Business Assets by Individual Shareholders (Sole Proprietors)” below).

Linde Shares Held as Business Assets by Individual Shareholders (Sole Proprietors)

For individuals holding Linde shares as business assets, the exchange for New Linde shares under the Scheme will be taxable. 60% of the capital gain (i.e., the market value of the New Linde shares less the disposal and acquisition costs) are taxable at the personal income tax rate (plus solidarity surcharge of 5.5% thereon). Correspondingly, only 60% of the related expenses (subject to general restrictions) and of any capital loss are tax deductible.

If the Linde shares are attributable to a permanent establishment of a trade or business in Germany, 60% of the capital gains are also subject to trade tax (Gewerbesteuer) at a rate between approx. 9% and 20% depending on the trade tax multiplier applied by the relevant municipality. The trade tax is generally fully or partly creditable towards the income tax in a lump sum process (limitations apply).

The rules discussed in this section also apply to a shareholder who, or in the case of a gratuitous acquisition their legal predecessor, has directly or indirectly held at least 1% of the share capital of Linde at any time during the five years preceding the Transaction. Limitations apply with regard to the deduction of capital losses. If the 2018 Exchange Offer qualified as a taxable event, then the Linde shares are considered to be acquired at that time and the reference period should not extend to time periods prior to the 2018 Exchange.

Linde Shares Held by Corporations

Generally, capital gains recognized by corporations on the exchange of Linde shares for New Linde shares in the Scheme (i.e., the market value of the New Linde shares less the disposal and acquisition costs) are exempt from corporate income and trade tax. 5% of such capital gain are treated as non-deductible business expenses and, as such, subject to corporate income tax at a rate of 15% (plus solidarity surcharge of 5.5% thereon) and trade tax. Losses from the exchange of Linde shares are generally not tax deductible.

Linde Shares Held by Partnerships

If the shareholder is a partnership engaged or deemed to be engaged in a trade or business (commercial partnership—Mitunternehmerschaft), income tax or corporate income tax, as the case may be, applies at the level of each partner. If the partner is subject to corporate income tax, capital gains from the exchange of Linde shares under the Scheme are, in general, effectively 95% tax exempt (see “Linde Shares Held by Corporations”). If the partner is subject to income tax, 60% of the capital gains from the exchange of the Linde shares under the Scheme are taxable under the partial income method (see “Linde Shares Held As Business Assets by Individual Shareholders (Sole Proprietors)”).

If the Linde shares are attributable to a permanent establishment of the commercial partnership in Germany, trade tax applies at the level of the partnership, with 60% of the capital gain from the share exchange under the Scheme subject to trade tax to the extent that the partners are individuals and 5% to the extent that the partners are corporations. In the case of partners who are individuals, the trade tax is generally fully or partly creditable towards the income tax in a lump sum process (limitations apply). The rules outlined above regarding the deductibility of business expenses related to the capital gains and capital losses for (corporate) income tax purposes apply accordingly to the partners, and to trade tax at the partnership level.

If the shareholder is a partnership which is neither engaged nor deemed to be engaged in a trade or business (vermögensverwaltende Personengesellschaft), each partner is taxed as though they held their share directly (see

“Linde Shares Held As Private Assets,” “Linde Shares Held as Business Assets by Individual Shareholders (Sole Proprietors)” and “Linde Shares Held by Corporations”).

Linde Shareholders with Tax Residency Outside of Germany

Capital gains realized on the exchange of Linde shares under the Scheme (i.e., the market value of the New Linde shares less the disposal and acquisition costs) are subject to non-resident tax liability in Germany only to the extent that the shares are held as part of business assets in Germany (i.e., attributable to a permanent establishment or fixed base or to business assets for which a permanent representative in Germany has been appointed), and the provisions outlined above regarding the taxation of shareholders that are German tax residents in principle apply accordingly.

Otherwise, capital gains from the disposal of Linde Shares within the Reorganization realized by shareholders not tax resident in Germany should not be taxable in Germany. In case such Linde shares are held via a Domestic Disbursing Agent (as defined below), such Domestic Disbursing Agent is generally not obliged to withhold German withholding tax pursuant to a circular issued by the German tax authorities.

Taxation of New Linde Shareholders Tax-Resident in Germany

Taxation of Dividend Income from New Linde Shares

If shares are admitted for collective custody by a securities custodian bank (Wertpapiersammelbank) pursuant to Section 5 German Act on Securities Accounts (Depotgesetz) and are entrusted to such bank for collective custody (Sammelverwahrung) in Germany, withholding tax at a rate of 25% plus 5.5% solidarity surcharge thereon (in total: 26.375%) is withheld and remitted for the account of the shareholder (i) by the domestic credit or financial services institution (inländisches Kredit- oder Finanzdienstleistungsinstitut) (including domestic branches of such foreign enterprises) or the domestic securities institution (inländisches Wertpapierinstitut) which keeps or administers the shares and disburses or credits the dividends or (ii) by the central securities depository (Wertpapiersammelbank) to which the shares were entrusted for collective custody (the “Domestic Dividend Paying Agent”). No withholding tax is levied in case of an individual shareholder who holds the shares as private assets if they submit a tax exemption request (Freistellungsauftrag) to the Domestic Dividend Paying Agent, but only to the extent the overall annual capital investment income does not exceed the savers’ allowance (Sparer-Freibetrag) of €801 (€1,602 for married couples and registered partners filing jointly). Similarly, no withholding tax is deducted if it is to be assumed that the income is not subject to taxation and the shareholder has submitted to the Dividend Paying Agent a certificate of non-assessment (Nichtveranlagungsbescheinigung) issued by the competent tax office. If no German tax has been withheld for other reasons, the dividend income must be declared in the shareholder’s annual tax return.

For individuals who are tax resident in Germany and who hold the shares as private assets (Privatvermögen), the flat tax rate applies, which is generally raised by way of withholding. Shareholders may apply to have their capital investment income assessed at their personal income tax rate if this would result in a lower tax burden. The tax base would be the gross dividend less the savers’ allowance of €801 (€1,602 for married couples and registered partners filing jointly) for the entire capital investment income, with no deduction for actual costs incurred.

If the shares are held as part of the business assets of a sole proprietor (individual) tax resident in Germany, 60% of the dividend income are taxable (partial-income method (Teileinkünfteverfahren)). Only 60% of related expenses are tax-deductible. The partial-income method will also apply if individuals hold the shares through a commercial partnership (Mitunternehmerschaft). If the shares form part of the business assets of a domestic permanent establishment of a trade of business, 60% of the dividend income (after deduction of 60% of related expenses) are generally also subject to trade tax. Exceptions may apply (e.g., based on a shareholding of 15% or more). The trade tax is generally fully or partly creditable towards the income tax in a lump sum process (limitations apply).

Dividends received by corporations tax resident in Germany are generally subject to corporate income tax (plus solidarity surcharge) and trade tax. Actual related business expenses incurred may generally be deducted. An effective 95% exemption from corporate income tax (and solidarity surcharge) and trade tax may apply subject to minimum shareholdings of at least 10% (additional requirements apply). This applies accordingly to shares held by a corporation through a commercial partnership.

Additional compliance obligations apply to shareholders having received dividends where no withholding tax was deducted.

The withholding tax in relation to shares held as business assets is generally credited against the shareholder’s income tax liability or refunded in case of overpayment. Under certain anti-abuse provisions, only two fifths of the withholding tax are credited in relation to dividends (i) from shares where the shareholder did not qualify as beneficial owner for a minimum holding period around the due date of the dividends; (ii) from shares where the shareholder does not bear the material risks or has entered into hedging transactions, or (iii) which the shareholder is obliged to materially compensate to third parties. The remaining three-fifths of the withholding tax may be deducted from the tax base for the relevant tax assessment period. These limitations do not apply to shareholders with dividend earnings of up to €20,000 or beneficially holding the shares for at least one year upon receipt of the dividends. The withholding tax credit may also be denied based on the general German anti-abuse rules.

Taxation of Capital Gains on the Disposal of New Linde Shares

Capital gains from the sale of New Linde shares that are held as private assets by shareholders tax resident in Germany are subject to tax, generally at a flat rate of 25% plus 5.5% solidarity surcharge thereon. Capital losses may only be used to offset capital gains realized on the sale of shares during the same or in subsequent years.

A Domestic Disbursing Agent is obliged to withhold tax on capital gains from the sale of shares held in a custodial account in Germany. With regard to the taxation of capital gains, “Domestic Disbursing Agent” means a German credit institution, a financial services institution, a securities trading enterprise or a securities trading bank (each as defined in the German Banking Act (Kreditwesengesetz) and, in each case including a German branch of a foreign enterprise, but excluding a foreign branch of a German enterprise that holds the shares in custody or administers the shares for the investor or conducts sales or other dispositions and disburses or credits the income to the shareholder.

If the shares were held in safekeeping or administered by a Domestic Disbursing Agent, or if a Domestic Disbursing Agent carries out the sale of the shares and disburses or credits the proceeds, it generally withholds of 25% of tax (plus 5.5% solidarity surcharge thereon) on the capital gain. If the shares were held with the same Domestic Disbursing Agent since their acquisition, the withholding is generally based on the difference between the proceeds from the sale less related expenses and acquisition costs. The withholding tax will be applied to 30% of the gross proceeds if the shares were not administered by the Domestic Disbursing Agent since their acquisition and the original cost of the shares cannot be validly substantiated. The shareholder may prove the acquisition costs of the shares in the annual tax return.

Shareholders may apply to have gains on the sale of their shares taxed in application of their personal tax rate instead of the final flat tax rate if that would result in a lower tax burden. The tax base would be the gross income less the savers’ allowance of €801 (€1,602 for married couples and registered partners filing jointly) for the entire income from capital investments, with no deduction for costs actually incurred. Any tax withheld would be credited against the income tax or refunded in case of overpayment.

Capital gains realized from the sale of shares that were acquired prior to January 1, 2009 and held as private assets are generally tax exempt. See “Taxation of Linde Shareholders in Connection with the Reorganization—Taxation of Linde Shareholders Tax-Resident in Germany—Linde Shares Held as Private Assets” above for a discussion whether this may be relevant for a disposal of New Linde shares received in exchange for the Linde shares in the Transaction, which were in turn received for Praxair Inc. or Linde AG shares in the 2018 Exchange which were acquired prior to January 1, 2009.

If a shareholder or, in the case of a gratuitous transfer, any of the shareholder’s legal predecessors held, directly or indirectly, at least 1% of New Linde’s share capital at any time during the five years preceding the sale, the capital gain from the sale of shares will be taxable under application of the partial-income method, so that only 60% of the capital gains will be taxable at the individual’s personal income tax rate (plus 5.5% solidarity surcharge thereon), and only 60% of related expenses or of capital losses will be deductible.

A Domestic Disbursing Agent is obliged to withhold tax on capital gains on the sale of shares held as business assets as for a shareholder holding shares as private assets. However, it may refrain from withholding the tax if (i) the shareholder is a corporation, association (Personenvereinigung) or estate (Vermögensmasse) with tax domicile in Germany, or (ii) the shares form part of the shareholder’s domestic business assets, and the shareholder informs the paying agent of this on the officially prescribed form and meets certain additional prerequisites. Any tax withheld will be credited against the shareholder’s (corporate) income tax liability and any excess will be refunded.

If the shares form part of the business assets of a sole proprietor (individual) tax resident in Germany, 60% of the capital gain is taxable at the personal income tax rate (plus 5.5% solidarity surcharge thereon) (partial-income method). Only 60% of related expenses and of capital losses are deductible. If the shares are attributable to a permanent establishment in Germany, 60% of the capital gains are also subject to trade tax. The trade tax is generally fully or partly creditable towards the income tax in a lump sum process (limitations apply).

In general, capital gains recognized on the sale of shares by corporations domiciled in Germany are effectively 95% tax exempt. 5% of the capital gains are subject to corporate income tax (plus the 5.5% solidarity surcharge) and to trade tax. Losses from the sale of shares are not tax-deductible.

German Controlled Foreign Corporation Rules (Außensteuergesetz)

Tax residents of Germany have to include in their income distributed and undistributed earnings of a foreign company in which they directly or indirectly hold shares if the foreign company qualifies as a low taxed controlled foreign corporation (which is herein referred to as “CFC”) and certain additional requirements regarding domestic shareholding and income qualification are met. No inclusion may have to occur if regular and substantial trading in the corporation’s main class of shares takes place at a recognized stock exchange. The rules regarding German CFC taxation are complex and shareholders are advised to carefully review whether any tax liability applies.

New Linde Shareholders with Tax Residency Outside of Germany

Dividends distributed by New Linde and capital gains realized from the sale of New Linde shares are subject to a non-resident tax liability in Germany only to the extent that the shares are held, either directly or indirectly (e.g., through a partnership) as part of business assets in Germany (i.e., if they are attributable to a permanent establishment or fixed base or for which a permanent representative in Germany has been appointed, all as either defined by German tax law or by an applicable tax treaty). The rules outlined above with respect to the taxation of shareholders that are German tax residents generally apply accordingly.

THE GERMAN TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH LINDE SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO SUCH SHAREHOLDER.

DESCRIPTION OF NEW LINDE SHARE CAPITAL

The following description of New Linde ordinary shares is a summary. This summary is not complete and is subject to and qualified in its entirety by reference to the complete text of the New Linde Constitution attached to this Proxy Statement as Annex B, as well as to the Irish Companies Act 2014. We encourage you to read the New Linde Constitution and the applicable provisions of the Irish Companies Act 2014 carefully.

Capital Structure

The authorized share capital of New Linde will be €1,825,000 divided into 1,750,000,000 ordinary shares of €0.001 each, 25,000 A ordinary shares of €1.00 each, 25,000 deferred shares of €1.00 each and 25,000,000 preferred shares of €0.001 each.

New Linde may issue shares subject to the maximum prescribed by its authorized share capital that will be contained in the New Linde Constitution.

As a matter of Irish company law, the directors of a company may issue new ordinary or preferred shares without shareholder approval once authorized to do so by the constitution of the company or otherwise by an ordinary resolution adopted by the shareholders at a general meeting. An ordinary resolution requires over 50% of the votes of a company’s shareholders cast at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it must be renewed by the shareholders of the company by an ordinary resolution. The New Linde Constitution will confer a five-year authority on its directors to allot and issue its authorized share capital.

New Linde’s authorized share capital may be increased or reduced by way of an ordinary resolution of New Linde’s shareholders. The shares comprising the authorized share capital of New Linde may be divided into shares of such par value as the resolution shall prescribe.

The rights and restrictions to which New Linde ordinary shares are subject will be prescribed in the New Linde Constitution. The New Linde Constitution will allow the New Linde Board, without shareholder approval, to determine the terms of any preferred shares issued by New Linde. The New Linde Board will be authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of that class or series of shares, to provide from time to time for the issuance of other classes or series of preferred shares and to establish the characteristics of each class or series of preferred shares, including the number of shares, designations, relative voting rights, dividend rights, liquidation and other rights, redemption, repurchase or exchange rights and any other preferences and relative, participating, optional or other rights and limitations not inconsistent with applicable law.

Irish law does not recognize fractional shares held of record; accordingly, the New Linde Constitution will not provide for the issuance of fractional shares of New Linde, and New Linde’s official Irish register does not reflect any fractional shares.

Pre-emption Rights, Share Warrants and Share Options

Generally, under Irish law, certain statutory pre-emption rights apply automatically in favor of New Linde’s shareholders where shares in New Linde are to be issued for cash. As permitted by Irish law, in the New Linde Constitution, New Linde will opt out of these pre-emption rights for the maximum period of five years at which point any opt-out must be renewed by a special resolution of the New Linde ordinary shareholders. The statutory pre-emption rights do not apply where shares are issued for non-cash consideration and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution).

The New Linde Constitution will provide that, subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which New Linde will be subject, the New Linde Board will be authorized, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the New Linde Board deems advisable, options to purchase such number of shares of any class or classes or of any series of any class as the New Linde Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

Immediately following the consummation of the Scheme, New Linde will be subject to the rules of NYSE that require shareholder approval of certain share issuances.

Dividends

Under Irish law, dividends and distributions may only be made from distributable reserves. Distributable reserves, broadly, means the accumulated realized profits of New Linde less accumulated realized losses of New Linde and includes reserves created by way of capital reduction. In addition, no distribution or dividend may be made unless New Linde’s net assets are equal to, or in excess of, the aggregate of New Linde’s called-up share capital plus undistributable reserves and the distribution does not reduce New Linde’s net assets below such aggregate. Undistributable reserves includes undenominated capital and the amount by which New Linde’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed New Linde’s accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.

The determination as to whether or not New Linde has sufficient distributable reserves to fund a dividend must be made by reference to “relevant financial statements” of New Linde. The “relevant financial statements” will be either the last set of unconsolidated annual audited financial statements or other qualifying financial statements properly prepared in accordance with the Irish Companies Act 2014, which give a “true and fair view” of New Linde’s unconsolidated financial position, and accord with accepted accounting practice. The relevant financial statements must be filed in the Registrar of Companies (the official public registry for companies in Ireland).

The mechanism as to who declares a dividend and when a dividend shall become payable will be governed by the New Linde Constitution. The New Linde Constitution will authorize the directors to declare such dividends as appear justified from the profits of New Linde without the approval of the shareholders at a general meeting. The New Linde Board may also recommend a dividend to be approved and declared by the shareholders at a general meeting. Although the shareholders may direct that the payment be made by distribution of assets, shares or cash, no dividend issued may exceed the amount recommended by the directors. The dividends can be declared and paid in the form of cash or non-cash assets.

The directors of New Linde may deduct from any dividend payable to any shareholder all sums of money (if any) payable by such shareholder to New Linde in relation to the shares of New Linde.

The directors of New Linde will also be entitled to issue shares with preferred rights to participate in dividends declared by New Linde. The holders of such preferred shares may, depending on their terms, be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to holders of ordinary shares.

As New Linde will not have “distributable reserves,” immediately following the Reorganization, it will take steps to create distributable reserves. The creation of distributable reserves of New Linde involves a reduction in New Linde’s undenominated share capital which requires the approval of the Irish High Court. The approval of the Irish High Court is expected within eight weeks following the Reorganization becoming effective. New Linde is not aware of any reason why the Irish High Court would not approve the creation of distributable reserves in this manner; however, the issuance of the required order is a matter for the discretion of the Irish High Court. In the event that distributable reserves of New Linde are not created, no distributions by way of dividends, share repurchases or otherwise will be permitted under Irish law until such time as New Linde has created sufficient distributable reserves from its business activities.

Share Repurchases, Redemptions and Conversions

Overview

The New Linde Constitution will provide that, unless the New Linde Board specifically elects to treat such acquisition as a purchase for the purposes of the Irish Companies Act 2014, any ordinary share which New Linde has acquired or agreed to acquire shall be deemed to be a redeemable share on, and from the time of, the existence or creation of an agreement, transaction or trade between New Linde and any third party pursuant to which New Linde acquires or will acquire ordinary shares, or an interest in ordinary shares, from the relevant third party. Accordingly, for Irish company law purposes, any repurchases of ordinary shares by New Linde will technically be effected as a redemption of those shares as described below under “—Repurchases and Redemptions by New Linde.” If the New Linde Constitution did not contain this provision, repurchases by New Linde would be subject to many of the same rules that apply to purchases of New Linde ordinary shares by subsidiaries described below under “—Purchases by Subsidiaries of New Linde,” including the shareholder approval requirements described below and the requirement that any on-market purchases be effected on a “recognized stock exchange.” Except where otherwise noted, when we refer elsewhere in this description to repurchasing or buying back New Linde ordinary shares, we are referring to the redemption of New Linde ordinary shares pursuant to such provision of the New Linde Constitution or the purchase of New Linde ordinary shares by a subsidiary of New Linde, in each case in accordance with the New Linde Constitution and Irish company law as described below.

Repurchases and Redemptions by New Linde

Under Irish law, a company can issue redeemable shares and redeem them out of distributable reserves (which are described above under “Description of New Linde Share Capital—Dividends”) or the proceeds of a new issue of shares for that purpose.

The issuance of redeemable shares may only be made by New Linde where the nominal value of the issued share capital that is not redeemable is more than 10% of the nominal value of the total issued share capital of New Linde. All redeemable shares must also be fully paid and the terms of redemption of the shares must provide for payment on redemption. Redeemable shares may, upon redemption, be cancelled or held in treasury. Based on the New Linde Constitution, shareholder approval will not be required to redeem New Linde ordinary shares.

The New Linde Board will also be entitled to issue preferred shares which may be redeemed at the option of either New Linde or the shareholder, depending on the terms of such preferred shares.

Repurchased and redeemed shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by New Linde at any time must not exceed 10% of the nominal value of the issued share capital of New Linde. New Linde cannot exercise any voting rights in respect of any shares held as treasury shares. Treasury shares may be cancelled by New Linde or re-issued subject to certain conditions.

Purchases by Subsidiaries of New Linde

Under Irish law, it may be permissible for an Irish or non-Irish subsidiary to purchase shares of New Linde either on-market or off-market. A general authority of the shareholders of New Linde by ordinary resolution will be required to allow a subsidiary of New Linde to make on-market purchases of New Linde ordinary shares; however, as long as this general authority has been granted, no specific shareholder authority for a particular on-market purchase by a subsidiary of New Linde ordinary shares will be required. New Linde may seek such general authority from its shareholders in the future. In order for a subsidiary of New Linde to make an on-market purchase of New Linde’s shares, such shares must be purchased on a “recognised stock exchange.” NYSE, on which the shares of Linde and New Linde are or will be listed, qualifies as a “recognised stock exchange” pursuant to the Irish Companies Act 2014 (Recognised Stock Exchanges) Regulations 2015 (S.I. No. 214 of 2015). For an off-market purchase by a subsidiary of New Linde, the proposed purchase contract must be authorized by special resolution of the shareholders of New Linde before the contract is entered into. The person whose shares are to be bought back cannot vote in favor of the special resolution and, for at least 21 days prior to the special resolution, the purchase contract must be on display or must be available for inspection by shareholders at the registered office of New Linde.

The number of shares held by the subsidiaries of New Linde at any time will count as treasury shares and will be included in any calculation of the permitted treasury share threshold of 10% of the nominal value of the issued share capital of New Linde. While a subsidiary holds shares of New Linde, it cannot exercise any voting rights in respect of those shares. The acquisition of the shares of New Linde by a subsidiary must be funded out of distributable reserves of the subsidiary.

Bonus Shares

Under the New Linde Constitution, the New Linde Board may resolve to capitalize any amount credited to any reserve or fund (whether or not distributable) of New Linde for issuance and distribution to shareholders as fully paid up shares or bonus shares to those shareholders who: (i) in the case of a distributable reserve, would have been entitled to that amount if it had been distributed by way of dividend; or (ii) in the case of an undistributable reserve, would have been entitled to that amount if it were distributable and had been distributed by way of dividend.

Consolidation and Division; Subdivision

Under the New Linde Constitution, New Linde will be able, by ordinary resolution, to consolidate and divide all or any of its share capital into shares of larger par value than its existing shares or subdivide its shares into smaller amounts than is fixed by its constitution.

Reduction of Share Capital

New Linde may, by ordinary resolution, reduce its authorized share capital in any way. New Linde also may, by special resolution and subject to confirmation by the Irish High Court, reduce or cancel its issued share capital in any way.

General Meetings of Shareholders

Following the consummation of the Scheme, New Linde will be required to hold annual general meetings at intervals of no more than fifteen months, provided that an annual general meeting is held in each calendar year and no more than nine months after its fiscal year-end. Any general meeting may be held outside Ireland if a resolution so authorizing is passed by the New Linde Board, provided that technical means are provided to enable shareholders to participate in the meeting without leaving Ireland.

The New Linde Constitution will include a provision reflecting this requirement of Irish law. At any annual general meeting, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the New Linde Board or (b) by any shareholder entitled to vote at such meeting who complies with the procedures set forth in the New Linde Constitution.

Extraordinary general meetings of New Linde may be convened by (i) the New Linde Board, (ii) on requisition of the shareholders holding not less than 10% of the paid-up share capital of New Linde carrying voting rights, or (iii) on requisition of New Linde’s auditors. Extraordinary general meetings will be generally held for the purposes of approving shareholder resolutions of New Linde as may be required from time to time. At any extraordinary general meeting only such business shall be conducted as is set forth in the notice thereof.

Notice of a general meeting must be given to all shareholders of New Linde entitled to such notice and to the auditors of New Linde. The minimum notice periods are 21 days’ notice in writing for an annual general meeting or an extraordinary general meeting to approve a special resolution and 14 days’ notice in writing for any other extraordinary general meeting where all shareholders of New Linde being entitled to vote are permitted to do so by electronic means at the meeting and a special resolution reducing the period of notice to fourteen days has been passed at the immediately preceding annual general meeting, or at a general meeting held since that meeting. Because of the 21-day and 14-day requirements described in this paragraph, the New Linde Constitution will include provisions reflecting these requirements of Irish law.

In the case of an extraordinary general meeting convened by shareholders of New Linde, the proposed purpose of the meeting must be set out in the requisition notice. Upon receipt of any such valid requisition notice, the New Linde Board has 21 days to convene a meeting of New Linde’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If the New Linde Board does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

The New Linde Board may postpone any general meeting of New Linde (to the extent permitted by law) after it has been convened where the New Linde Board in its absolute discretion considers that the reasons for convening the meeting no longer exist or it is, for any reason, not in New Linde’s interests to hold the meeting. Such postponement may be for a particular period of time or indefinitely.

The only matters which must, as a matter of Irish company law, be transacted at an annual general meeting are the consideration of the Irish statutory financial statements and the report of the directors and the report of the statutory auditors on those statements and that report; the review by the shareholders of the company’s affairs; the declaration of a dividend (if any) of an amount not exceeding the amount recommended by the directors (save where the constitution provides otherwise); the authorization of the directors to approve the statutory auditor’s remuneration, where the constitution of the company so provides; the election and re-election of directors; the appointment or re-appointment of statutory auditors; and, where the constitution of the company so provides, the remuneration of the directors. If no resolution is made in respect of the reappointment of an existing auditor at an annual general meeting, the existing auditor will be deemed to have continued in office.

Directors are elected by ordinary resolution at general meetings, provided that, if there is a contested election (as will be provided for in the New Linde Constitution), each of the nominees shall be voted upon as a separate resolution and the directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at any such meeting and entitled to vote on the election of directors. “Elected by a plurality” means the election of those director nominees equal in number to the number of positions to be filled at the relevant general meeting that received the highest number of votes in the contested election. Directors serve until the next annual general meeting when they retire and can be re-elected. Because Irish law requires a minimum of two directors at all times, in the event that an election results in no director being elected, each of the two nominees receiving the greatest number of votes in favor of his or her election shall hold office until his or her successor shall be elected. In the event that an election results in only one director being elected, that director shall be elected and shall serve until the next annual general meeting, and the nominee receiving the greatest number of votes in favor of their election shall hold office until his or her successor shall be elected.

If the New Linde Board becomes aware that the net assets of New Linde are half or less of the amount of New Linde’s called-up share capital, the New Linde Board must convene an extraordinary general meeting of New Linde’s shareholders not later than 28 days from the date that they learn of this fact. This meeting must be convened for the purposes of considering whether any, and if so what, measures should be taken to address the situation.

Voting

Every shareholder shall have one vote for each ordinary share that he or she holds as of the voting record date for the meeting. A resolution put to the vote of the meeting shall be decided on a poll. Voting rights on a poll may be exercised by shareholders registered in New Linde’s share register as of the voting record date for the meeting or by a duly appointed proxy (or proxies) of such a registered shareholder, which proxy need not be a shareholder. Where interests in shares are held by a nominee trust company, this company may exercise the rights of the beneficial holders on their behalf as their proxy. All proxies must be appointed in the manner which will be prescribed by the New Linde Constitution. The New Linde Constitution will permit the appointment of proxies by the shareholders to be notified to New Linde electronically.

In accordance with the New Linde Constitution, the New Linde Board may from time to time cause New Linde to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).

Treasury shares will not be entitled to vote at general meetings of shareholders.

Irish company law requires “special resolutions” of the shareholders at a general meeting to approve certain matters. A special resolution requires not less than 75% of the votes cast of New Linde’s shareholders at a general meeting. This may be contrasted with “ordinary resolutions,” which require a simple majority of the votes of New Linde’s shareholders cast at a general meeting. Examples of matters requiring special resolutions include:

•	Amending the New Linde Constitution;

•	Approving a change of name of New Linde;

•	Authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or connected person;

•	Opting out of pre-emption rights on the issuance of new shares;

•	Re-registration of New Linde as a different corporate form;

•	Variation of class rights attaching to classes of shares;

•	Purchase of own shares off-market;

•	A reduction of issued share capital;

•	Approving a compromise/scheme of arrangement;

•	Resolving that New Linde be wound up by the Irish High Courts;

•	Resolving in favor of a shareholders’ voluntary winding-up;

•	Re-designation of shares into different share classes; and

•	Setting the re-issue price of treasury shares.

A scheme of arrangement with shareholders requires a court order from the Irish High Court and the approval of: (1) 75% of the voting shareholders by value; and (2) 50% in number of the voting shareholders, at a meeting called by the Irish High Court to approve the scheme.

Variation of Rights Attaching to a Class or Series of Shares

Variation of all or any special rights attached to any class or series of shares of New Linde will be addressed in the New Linde Constitution as well as the Irish Companies Act 2014. Any variation of class rights attaching to the issued shares of New Linde must be approved by a special resolution of the shareholders of the class or series affected.

Quorum for General Meetings

The New Linde Constitution provides that no business shall be transacted at any general meeting unless a quorum is present. A quorum shall be two or more persons holding or representing by proxy more than 50% of the total issued voting rights of New Linde ordinary shares.

Inspection of Books and Records

Under Irish law, shareholders have the right to: (i) receive a copy of the New Linde Constitution and any act of the Irish government which alters the memorandum of association of New Linde; (ii) inspect and obtain copies of the minutes of general meetings and resolutions of New Linde; (iii) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors’ interests and other statutory registers maintained by New Linde; (iv) receive copies of statutory financial statements (or summary financial statements, where applicable) and directors’ and auditors’ reports which have previously been sent to shareholders prior to an annual general meeting; and (v) receive financial statements of a subsidiary company of New Linde which have previously been produced to an annual general meeting of such subsidiary in the preceding ten years. The auditors of New Linde will also have the right to inspect all books, records and vouchers of New Linde. The auditors’ report must be circulated to the shareholders with audited consolidated annual financial statements of New Linde 21 days before the annual general meeting and must be read to the shareholders at New Linde’s annual general meeting.

Appraisal and Similar Rights

Generally, under Irish law, shareholders of an Irish company do not have appraisal rights. However, Irish law does provide for dissenters’ rights in certain situations, as described below.

Under a tender or takeover offer, the bidder may require any remaining shareholders to transfer their shares on the terms of the offer (i.e., a “squeeze out”) if it has acquired, pursuant to the offer, not less than 80% of the target shares to which the offer relates (in the case of a company that is not listed on an EEA regulated market). Dissenting shareholders have the right to apply to the Irish High Court for relief.

A scheme of arrangement which has been approved by the requisite shareholder majority and approved by the Irish High Court will be binding on all shareholders. Dissenting shareholders have the right to appear at the Irish High Court hearing and make representations in objection to the scheme.

Under the EC (Cross-Border Mergers) Regulations 2008 (as amended) governing the merger of an Irish public limited company and a company incorporated in the European Economic Area (the EEA includes all member states of the EU, Norway, Iceland and Liechtenstein), a shareholder (a) who voted against the special resolution approving the merger or (b) of a company in which 90% of the shares is held by the other company the party to the merger of the transferor company, has the right to request that the company acquire its shares for cash.

Similar rights apply in the case of a merger of an Irish public limited company into another company to which the provisions of the Irish Companies Act 2014 apply.

Disclosure of Interests in Shares

Under the Irish Companies Act 2014, there is a notification requirement to the company for shareholders who acquire or cease to be interested in 3% of the shares of an Irish public limited company. Immediately following the consummation of the Scheme, a shareholder of New Linde must therefore make such a notification to New Linde if as a result of a transaction the shareholder will be interested in 3% or more of the shares of New Linde; or if as a result of a transaction a shareholder who was interested in more than 3% of the shares of New Linde ceases to be so interested. Where a shareholder is interested in more than 3% of the shares of New Linde, any alteration of his, her or its interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction, must be notified to New Linde. The relevant percentage figure is calculated by reference to the aggregate par value of the shares in which the shareholder is interested as a proportion of the entire par value of New Linde’s issued and outstanding share capital. Where the percentage level of the shareholder’s interest does not amount to a whole percentage this figure may be rounded down to the next whole number. All such disclosures should be notified to New Linde within five business days of the Reorganization or alteration of the shareholder’s interests that gave rise to the requirement to notify. Where a person fails to comply with the notification requirements described above no right or interest of any kind whatsoever in respect of any shares in New Linde held by such person shall be enforceable by such person, whether directly or indirectly, by action or legal proceeding. However, such person may apply to the court to have the rights attaching to the shares concerned reinstated.

In addition to the above disclosure requirement, New Linde, under the Irish Companies Act 2014, may by notice in writing require a person whom New Linde knows or has reasonable cause to believe to be, or at any time during the three years immediately preceding the date on which such notice is issued, to have been interested in shares comprised in New Linde’s relevant share capital to: (a) indicate whether or not it is the case, and (b) where such person holds or has during that time held an interest in the shares of New Linde, to give such further information as may be required by New Linde including particulars of such person’s own past or present interests in shares of New Linde. Any information given in response to the notice is required to be given in writing within such reasonable time as may be specified in the notice.

Where such a notice is served by New Linde on a person who is or was interested in shares of New Linde and that person fails to give New Linde any information required within the reasonable time specified, New Linde may apply to court for an order directing that the affected shares be subject to certain restrictions. Under the Irish Companies Act 2014, the restrictions that may be placed on the shares by the court are as follows:

•	any transfer of those shares, or in the case of unissued shares any transfer of the right to be issued with shares and any issue of shares, shall be void;

•	no voting rights shall be exercisable in respect of those shares;

•	no further shares shall be issued in right of those shares or in pursuance of any offer made to the holder of those shares; and

•	no payment shall be made of any sums due from New Linde on those shares, whether in respect of capital or otherwise.

Where the shares in New Linde are subject to these restrictions, the court may order the shares to be sold and may also direct that the shares shall cease to be subject to these restrictions.

In the event New Linde is in an offer period pursuant to the Irish Takeover Rules, accelerated disclosure provisions apply for persons holding an interest in New Linde’s securities of 1% or more.

Individuals who directly or indirectly own or control greater than 25% of the shares in New Linde will be required to provide information for disclosure in registers to be kept by New Linde and the Registrar of Beneficial Ownership of Companies and Industrial and Provident Societies.

Anti-Takeover Provisions

Irish Takeover Rules and Substantial Acquisition Rules

A transaction by virtue of which a third party is seeking to acquire 30% or more of the voting rights of New Linde will be governed by Irish Takeover Rules and will be regulated by the Panel. The “General Principles” of the Irish Takeover Rules and certain important aspects of the Irish Takeover Rules are described below.

General Principles

The Irish Takeover Rules are built on the following “General Principles” which will apply to any transaction regulated by the Panel:

•

in the event of an offer, all holders of securities of the target company should be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

•

the holders of the securities in the target company must have sufficient time and information to enable them to reach a properly informed decision on the offer; where it advises the holders of securities, the board of the target company must give its views on the effects of implementation of the offer on employment, conditions of employment and the locations of the target company’s places of business;

•	the board of the target company must act in the interests of the company as a whole and must not deny the holders of securities the opportunity to decide on the merits of the offer;

•

false markets must not be created in the securities of the target company, of the bidder, or of any other company concerned by the offer in such a way that the rise or fall of the prices of the securities becomes artificial and the normal functioning of the markets is distorted;

•

a bidder must announce an offer only after ensuring that it can fulfill in full, any cash consideration, if such is offered, and after taking all reasonable measures to secure the implementation of any other type of consideration;

•	a target company must not be hindered in the conduct of its affairs for longer than is reasonable by an offer for its securities; and

•

a “substantial acquisition” of securities (whether such acquisition is to be effected by one transaction or a series of transactions) shall take place only at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Bid

If an acquisition of shares were to increase the aggregate holding of an acquirer and its concert parties to shares carrying 30% or more of the voting rights in New Linde, the acquirer and, depending on the circumstances, its concert parties would be required (except with the consent of the Panel) to make a cash offer for the outstanding shares at a price not less than the highest price paid for the shares by the acquirer or its concert parties during the previous 12 months. This requirement would also be triggered by an acquisition of shares by a person holding (together with its concert parties) shares carrying between 30% and 50% of the voting rights in New Linde if the effect of such acquisition were to increase the percentage of the voting rights held by that person (together with its concert parties) by 0.05% within a twelve-month period. A single holder (that is, a holder excluding any parties acting in concert with the holder) holding more than 50% of the voting rights of a company is not subject to this rule.

Voluntary Bid; Requirements to Make a Cash Offer and Minimum Price Requirements

A voluntary offer is an offer that is not a mandatory offer. If a bidder or any of its concert parties acquire New Linde ordinary shares within the period of three months prior to the commencement of the offer period, the offer price must be not less than the highest price paid for New Linde ordinary shares by the bidder or its concert parties during that period. The Panel has the power to extend the “look back” period to 12 months if the Panel, having regard to the General Principles, believes it is appropriate to do so.

If the bidder or any of its concert parties has acquired New Linde ordinary shares (i) that represent more than 10% of the total New Linde ordinary shares during the period of 12 months prior to the commencement of the offer period or (ii) at any time after the commencement of the offer period, then the offer shall be in cash (or accompanied by a full cash alternative), and the price per ordinary share shall be not less than the highest price paid by the bidder or its concert parties during, in the case of (i), the period of 12 months prior to the commencement of the offer period and, in the case of (ii), the offer period. The Panel may apply this rule to a bidder who, together with its concert parties, has acquired less than 10% of the total ordinary shares of New Linde in the 12 month period prior to the commencement of the offer period if the Panel, having regard to the General Principles, considers it just and proper to do so.

An offer period will generally commence from the date of the first announcement of the offer or proposed offer.

Substantial Acquisition Rules

The Irish Takeover Rules also contain rules governing substantial acquisitions of shares that restrict the speed at which a person may increase his, her or its holding of shares and rights over shares to an aggregate of between 15% and 30% of the voting rights of New Linde. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of the voting rights of New Linde is prohibited if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of the voting rights of New Linde and such acquisitions are made within a period of seven days. These rules also require accelerated disclosure of acquisitions of shares or rights over shares relating to such New Linde.

Frustrating Action

Under the Irish Takeover Rules, the New Linde Board will not be permitted to take any action which might frustrate an offer for the shares of New Linde once the New Linde Board has received an approach which may lead to an offer or has reason to believe an offer is imminent, subject to certain exceptions. Potentially frustrating actions such as (i) the issue of shares, options or convertible securities, (ii) material acquisitions or disposals, (iii) entering into contracts other than in the ordinary course of business or (iv) any action, other than seeking alternative offers, which may result in frustration of an offer, are prohibited during the course of an offer or at any time during which the New Linde Board has reason to believe an offer is imminent. Exceptions to this prohibition are available where:

•	the action is approved by New Linde’s shareholders at a general meeting; or

•	with the consent of the Panel where:

•	the Panel is satisfied the action would not constitute a frustrating action;

•	the holders of 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;

•	in accordance with a contract entered into prior to the announcement of the offer; or

•	the decision to take such action was made before the announcement of the offer and either has been at least partially implemented or is in the ordinary course of business.

For other provisions that could be considered to have an anti-takeover effect, please see above “Description of New Linde Share Capital—Pre-emption Rights, Share Warrants and Share Options” and “Description of New Linde Share Capital—Disclosure of Interests in Shares,” in addition to “Description of New Linde Share Capital—Corporate Governance” below.

Corporate Governance

The New Linde Constitution will allocate authority over the management of New Linde to the New Linde Board. The New Linde Board may then delegate management of New Linde to committees of the New Linde Board, executives, or to a management team, but regardless, the directors will remain responsible, as a matter of Irish law, for the proper management of the affairs of New Linde.

Duration; Dissolution; Rights upon Liquidation

New Linde’s duration will be unlimited. New Linde may be dissolved at any time by way of either a shareholders’ voluntary winding up or a creditors’ winding up. In the case of a shareholders’ voluntary winding up, the consent of not less than 75% of the shareholders of New Linde will be required. New Linde may also be dissolved by way of court order on the application of a creditor, or by the Registrar of Companies as an enforcement measure where New Linde has failed to file certain returns.

The rights of the shareholders to a return of New Linde’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in the New Linde Constitution or the terms of any preferred shares issued by the New Linde Board from time to time. The holders of preferred shares, if any, in particular may have the right to priority in a dissolution or winding up of New Linde. If the constitution contains no specific provisions in respect of a dissolution or winding up then, subject to the priorities of any creditors, the assets will be distributed to shareholders in proportion to the paid-up par value of the shares held. In the event of a winding up, holders of ordinary shares in New Linde will be entitled to share in any assets of New Linde remaining after satisfaction in full of its liabilities and satisfaction of such dividend and liquidation preferences of holders of other classes of securities of New Linde, including any preferred shares.

Uncertificated Shares

New Linde ordinary shareholders will not have the right to require New Linde to issue certificates for their shares (unless required by the Irish Companies Act 2014, any stock exchange, depository or any operator of any clearance or settlement system). New Linde will only issue uncertificated ordinary shares.

Stock Exchange Listing

As of the completion of the Reorganization, New Linde ordinary shares are expected to be listed on the NYSE under the trading symbol “LIN.”

No Sinking Fund

New Linde ordinary shares have no sinking fund provisions.

No Liability for Further Calls or Assessments

New Linde ordinary shares will not be liable to further calls and assessments beyond any consideration required in connection with their initial issuance or vesting.

Transfer and Registration of Shares

New Linde’s share register will be maintained by its transfer agent. Registration in this share register will be determinative of shareholding in New Linde. A shareholder of New Linde who only holds shares beneficially will not be the shareholder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for the Depositary Trust Company) or other nominee will be the shareholder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially through a depository or other nominee will not be registered in New Linde’s official share register, as the depository or other nominee will remain the shareholder of record of such shares.

A written instrument of transfer is required under Irish law in order to register on New Linde’s official share register any transfer of shares (i) from a person who holds such shares directly to any other person, (ii) from a person who holds such shares beneficially to a person who holds such shares directly, or (iii) from a person who holds such shares beneficially to another person who holds such shares beneficially where the transfer involves a change in the depository or other nominee that is the record owner of the transferred shares. An instrument of transfer also is required for a shareholder who directly holds shares to transfer those shares into his or her own broker, bank or other institution account (or vice versa). Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer on New Linde’s official Irish share register.

Consistent with Linde’s practice, New Linde does not intend to pay nor to cause one of its affiliates to pay stamp duty in connection with share transfers made in the ordinary course of trading by a seller who holds shares directly to a buyer who holds the acquired shares beneficially. In other cases, New Linde may, in its absolute discretion, cause one of its affiliates to pay any stamp duty. The New Linde Constitution will provide that, in the event of any such payment, New Linde (i) may seek reimbursement from the transferor or transferee (at New Linde’s discretion), (ii) may set-off the amount of the stamp duty against any future dividends payable to the transferor or transferee (at New Linde’s discretion), and (iii) will have a lien against New Linde’s shares on which it has paid stamp duty. Parties to a share transfer may assume that any stamp duty arising in respect of a transaction in New Linde’s shares has been paid unless one or both of such parties is otherwise notified by New Linde.

The New Linde Constitution will delegate to its secretary (or assistant secretary or anyone nominated by either of them) the authority to execute an instrument of transfer on behalf of a transferring party. In order to help ensure that the official share register is regularly updated to reflect trading of New Linde ordinary shares occurring through normal electronic systems, New Linde intends to regularly produce any required instruments of transfer in connection with any transactions for which it pays stamp duty (subject to the reimbursement and set-off rights described above). In the event that New Linde notifies one or both of the parties to a share transfer that it believes stamp duty is required to be paid in connection with such transfer and that it will not pay such stamp duty, such parties may either themselves arrange for the execution of the required instrument of transfer (and may request a form of instrument of transfer from New Linde for this purpose) or request that New Linde execute an instrument of transfer on behalf of the transferring party in a form determined by New Linde. In either event, if the parties to the share transfer have the instrument of transfer duly stamped (to the extent required) and then provide it to New Linde’s transfer agent, the transferee will be registered as the legal owner of the relevant shares on New Linde’s official Irish share register (subject to the matters described below).

New Linde Board has general discretion to decline to register an instrument of transfer unless:

•

the instrument of transfer is duly stamped (if required by law) and lodged with New Linde accompanied by the certificate for the shares (if any) to which it relates and such other evidence as the New Linde Board may reasonably require to show the right of the transferor to make the transfer;

•	the instrument of transfer is in respect of only one class of shares;

•	in the case of a transfer to joint holders, the number of joint holders to which the share is to be transferred does not exceed four; and

•

it is satisfied that all applicable consents, authorizations, permissions, or approvals required to be obtained pursuant to any applicable law or agreement prior to such transfer have been obtained or that no such consents, authorizations, permissions or approvals are required.

The New Linde Board may also, in its absolute discretion, and without assigning any reason, refuse to register a transfer of any share which is not fully paid.

The registration of transfers may be suspended by the New Linde Board at such times and for such period, not exceeding in the whole 30 days in each year, as the directors may from time to time determine.

COMPARISON OF RIGHTS OF SHAREHOLDERS

After the Scheme Effective Time, New Linde ordinary shares will have substantially the same rights (other than certain statutory rights resulting from the FSE listing as set out below) attached to them as are currently attached to the Linde ordinary shares. As such, there will be no material variation or differences between the shares of New Linde and the shares of Linde. You are urged to read the New Linde Constitution, which is attached to this Proxy Statement as Annex B, and the Linde Constitution, which has been filed by Linde with the SEC.

The provisions of the Shareholder Rights Directive (as amended by the Revised Shareholder Rights Directive (“SRD II”) currently apply to Linde ordinary shares as a result of the shares being listed on the FSE, which is a European Union (“EU”) regulated market. SRD II obligations have been transposed into the Irish Companies Act via the European Union (Shareholders’ Rights) Regulations 2020 (SI 81 of 2020) (“SRD II Regulations”) and apply to “traded PLCs,” that is public limited companies whose shares are admitted to trading on an EU regulated market such as the FSE. The SRD II Regulations aim to promote greater shareholder involvement in corporate governance and enhance the rights of shareholders by imposing certain minimum standards on the exercise of voting rights attaching to EU listed shares.

After the Scheme Effective Time, as a result of delisting from the FSE, the following shareholder rights and provisions provided for under the SRD II Regulations will no longer attach to New Linde ordinary shares:

Remuneration Reporting

The SRD II Regulations provide that traded PLCs must submit their director remuneration policy to an advisory shareholder vote at least once every four years and otherwise when a material change to the approved policy is proposed. Regardless of the outcome of the vote, the company must apply either the new policy or a previously approved policy. Where a proposed policy is rejected at the annual general meeting, the legislation requires the company to submit a revised policy to a vote at the next annual general meeting. In addition, a remuneration report must be put to an advisory vote at each annual general meeting and the company must explain in subsequent remuneration reports how such votes have been taken into account in formulating director remuneration. These obligations will not apply to New Linde after the Scheme Effective Time.

Material Related Party Transactions

Material transactions with a related party (as defined in the SRD II Regulations) must be approved by shareholders at a general meeting prior to the conclusion of the Reorganization . Shareholders will lose this right of approval as a result of Linde delisting from the FSE.

Proxy Advisors

The SRD II Regulations contain obligations for proxy advisors that provide services to shareholders with respect to shares of a traded PLC. Where a relevant proxy advisor applies a code of conduct, it is required to publicly disclose, on an annual basis, a reference to the code of conduct and a report on its application of the code of conduct. Where a relevant proxy advisor does not apply a code of conduct it must publicly disclose a reasoned explanation for its failure to do so and where a relevant proxy advisor departs from their code of conduct, it is required to publicly disclose details of such departure. Proxy advisors are also required to publicly disclose information in relation to the preparation of their research, advice and voting recommendations, which must remain publicly available on their website for at least three years from the date of publication. Proxy advisors must also identify and as soon as possible disclose to their clients, details of any actual or potential conflict of interest, or business relationships that may influence the preparation of research, advice or voting recommendations together with the actions undertaken to eliminate, mitigate or mange the actual or potential conflict of interest. These obligations will cease to apply to proxy advisors that provide services to New Linde shareholders after the Scheme Effective Time.

Facilitation of the Exercise of Shareholder Rights

Intermediaries in respect of the shares of any traded PLC must facilitate the exercise of a shareholder’s right to participate and vote at general meetings and certain requirements for the transmission of information as between the issuer, intermediaries and shareholders apply. In particular, when votes are cast the shareholder must be sent as soon as practicable, confirmation of receipt of an electronic vote; and on request by a shareholder, confirmation that the shareholder’s vote has been validly recorded and counted at a general meeting. This requirement will no longer apply to intermediaries in respect of New Linde ordinary shares after the Scheme Effective Time.

INFORMATION ON SHARE OWNERSHIP

Principal Holders

To Linde’s knowledge, the only beneficial owners of more than 5% of Linde’s ordinary shares are the following:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Shares Outstanding(c)
The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355	45,664,381	(a)	9.25%
The Capital Group Companies, Inc., Los Angeles, CA	34,768,250	(b)	7.03%

BlackRock, Inc., 55 East 52nd Street, New York, NY 10055	34,672,357	(b)	7.02%

(a)

Holdings as of December 31, 2021, as reported in SEC Schedules 13G filed by the Vanguard Group. According to its Schedule 13G, Vanguard and certain of its affiliates had no sole voting power, shared voting power as to 736,093 shares, shared dispositive power as to 1,996,352 shares, and sole dispositive power as to 43,668,029 shares.

(b)

According to the Form TR-1 provided to the Company on November 8, 2022, pursuant to the Irish Transparency Regulations 2007, as amended, The Capital Group Companies, Inc. and certain of its subsidiaries had voting power as to 34,768,250 shares as of November 7, 2022. According to the Form TR-1 provided to the Company on July 21, 2022, pursuant to the Irish Transparency Regulations 2007, as amended, BlackRock, Inc. and certain of its affiliates had voting power as to 34,672,357 shares as of July 20, 2022.

(c)	Based on 493,913,703 total shares outstanding on November 8, 2022 excluding shares held for the account of Linde.

Executive Officers

The table below sets forth the beneficial ownership of Linde’s ordinary shares as of November 16, 2022, by each director and certain executive officers. No director or executive officer of Linde beneficially owned more than 1% of Linde’s ordinary shares, and directors and executive officers of Linde as a group (17 persons) beneficially owned approximately 0.7% of the outstanding shares as of that date.

		Shares Beneficially Owned and Other Equity Interests
Name	Position	Ordinary Shares	Stock Units(1)	Total	Stock Options(2)
Stephen F. Angel	Chairman of the Board	580,823	370,389	954,212	1,306,118
Sanjiv Lamba	Chief Executive Officer	47,084	13,320	60,404	79,178
Matthew J. White	Executive Vice President—Chief Financial Officer	49,750	10,657	60,408	351,120
Sean Durbin	Executive Vice President—EMEA	10,432	4,006	14,438	40,962
John Panikar	Executive Vice President—APAC	20,354	4,221	24,575	17,038
Prof. DDr. Ann-Kristin Achleitner	Director	2,852	609	3,461	0
Dr. Thomas Enders	Director	11,587	609	12,196	0
Edward G. Galante	Director	13,062	21,877	34,939	0
Joe Kaeser	Director	1,000	609	1,609	0
Dr. Victoria E. Ossadnik	Director	1,795	609	2,403	0
Prof. Dr. Martin H. Richenhagen	Director	5,951	609	6,560	0
Alberto Weisser	Director	0	609	609	0
Robert L. Wood	Director	15,830	2,901	18,731	0

Total		760,520	431,025	1,194,545	1,794,416

Directors, Nominees and Executive Officers as a group	17 persons	819,070	447,626	1,266,695	2,048,533

(1)

Includes Deferred Stock Units and/or Restricted Stock Units held. Deferred Stock Units are stock price-based units into which deferred compensation has been invested pursuant to the deferred compensation plans for management and for non-employee directors. Restricted Stock Units are stock price-based units granted as long-term incentive awards to management and as equity compensation to non-employee directors. Holders have no voting rights with respect to either Deferred Stock Units or Restricted Stock Units. The value of Deferred Stock Units and Restricted Stock Units varies with the price of Linde’s ordinary shares and, at the end of the deferral period or the restriction period, the units are payable in Linde ordinary shares on a one-for-one basis.

(2)	Represent shares that may be acquired upon exercise of options exercisable within 60 days of November 16, 2022.

DISCLOSURE OF INTERESTS

Under the Irish Companies Act 2014, persons must notify us if, as a result of a transaction, they will become interested in 3% or more of our shares or, if as a result of a transaction, the person who was interested in 3% or more of our shares ceases to be so interested. Where a person is interested in 3% or more of our shares, that person must notify us of any alteration in his or her interest that brings his or her total interest through the nearest whole percentage, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of our issued share capital (or any such class of share capital in issue). Where the percentage level of that person’s interest does not amount to a whole percentage, this figure may be rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the person’s interests that gave rise to the notification requirement. If a person fails to comply with these notification requirements, the person’s interest with respect to any of our ordinary shares that it holds will not be enforceable, either directly or indirectly. However, such person may apply to the Irish High Court to have the rights attaching to such shares reinstated.

SHAREHOLDERS SHARING AN ADDRESS

If you share an address with another shareholder, you may receive only one set of proxy materials (including this Proxy Statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may contact the bank or broker, bank or other institution that manages your account or, if you are a shareholder of record, you may contact Broadridge at the address cited above. Similarly, if you share an address with another shareholder and have received multiple copies of the proxy materials, you may contact the bank or broker, bank or other institution that manages your account or, if you are a shareholder of record, you may contact Broadridge at the above address to request delivery of only a single copy of these materials to your household.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (SEC) under the Exchange Act. The SEC maintains a website that contains reports, proxy statements, information statements and other information about issuers that file electronically with the SEC. The address of the website is http://www.sec.gov. We also maintain a website at https://investors.linde.com/regulatory-filings. Our website, and the information contained on or accessible through our website, is not part of this Proxy Statement.

The SEC allows us to “incorporate by reference” the information we file with them, which means we are assumed to have disclosed important information to you when we refer you to documents that are on file with the SEC. The information we have incorporated by reference is an important part of this Proxy Statement, and information that we file later with the SEC will automatically update and supersede this information.

We incorporate by reference the documents listed below that we have filed with the SEC:

Filing	Period or Date Filed
• Annual Report on Form 10-K (including the sections incorporated by reference therein from our definitive Proxy Statement on Schedule 14A filed with the SEC on May 2, 2022)	Fiscal year ended December 31, 2021

• Quarterly Reports on Form 10-Q	Fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2022
• Current Reports on Form 8-K	March 31, 2022, July 29, 2022 and December 5, 2022

We also incorporate by reference any future documents we file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 until the shareholder vote to which this Proxy Statement relates; provided that information furnished and not filed by us under any item of any Current Report on Form 8-K including the related exhibits is not incorporated by reference. The information that we file later with the SEC under sections 13(a), 13(c), 14 or 15(d) of the Exchange Act and before the shareholder vote will automatically update and supersede previous information included or incorporated by reference in this Proxy Statement.

You may request a copy of all filings and documents incorporated by reference herein, at no cost, by writing or telephoning us at the following address or telephone number:

Linde plc

Forge, 43 Church Street West

Woking, Surrey GU21 6HT

United Kingdom

Attention: Investor Relations

+44 1483 24220

We have not authorized anyone to give any information or make any representation about the Reorganization or about us that differs from or adds to the information in this Proxy Statement or in the documents incorporated by reference. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this Proxy Statement or in the documents incorporated by reference.

The information contained in this Proxy Statement speaks only as of the date on the cover, unless the information specifically indicates that another date applies.

OTHER MATTERS

Linde knows of no other matters to be submitted at the EGM. If any other matters properly come before the EGM, it is the intention of the persons named in the Form of Proxy for the EGM to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy, whether through telephonic or Internet voting or, alternatively, by using a paper copy of the Form of Proxy for the EGM that has been requested.

It is important that your shares be represented at the Shareholder Meetings, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the Forms of Proxy or, if so requested, by executing and returning, at your earliest convenience, the requested Forms of Proxy in the envelope that will have been provided or as instructed by your broker.

Shareholder Questions. Pursuant to section 1107 of the Irish Companies Act 2014, shareholders have a right to ask questions related to items on the agenda of the EGM and to have such questions answered by Linde subject to any reasonable measures that Linde may take to ensure the identification of shareholders. An answer is not required if (a) an answer has already been given on Linde’s website in the form of a “Q&A,” (b) it would interfere unduly with the preparation for the meeting or the confidentiality and business interests of Linde or (c) it appears to the Chairman of the meeting that it is undesirable in the interests of good order of the meeting that the question be answered.

December 9, 2022

Annex A

THE SCHEME OF ARRANGEMENT

THE HIGH COURT

IN THE MATTER OF

LINDE PLC

AND IN THE MATTER OF

THE COMPANIES ACT 2014

SCHEME OF ARRANGEMENT

(UNDER CHAPTER 1 OF PART 9 OF THE COMPANIES ACT 2014)

BETWEEN

LINDE PLC

AND

THE HOLDERS OF THE SCHEME SHARES (AS HEREINAFTER DEFINED)

PRELIMINARY

A.	In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Act”	the Companies Act 2014, all enactments which are to be read as one with, or construed or read together as one with the Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force;

“Business Day”	any day, other than a Saturday, Sunday, public holiday or a day on which banks in Ireland or in New York are authorized or required by law or executive order to be closed;

“Cent”	a cent of a U.S. dollar;

“Circular”	the proxy statement dated December 9, 2022 sent to Linde Shareholders of which this Scheme forms part;

“Court Meeting”	the meeting or meetings of Linde Shareholders or, if applicable, any class or classes of Linde Shareholders convened by order of the Irish Court to consider and vote on the Court Scheme of Arrangement Proposal, including any adjournment of such meeting(s) thereof;

“Court Order”	the order or orders of the Irish Court approving the Scheme under Section 453 of the Act;

“Court Scheme of Arrangement Proposal”	the proposal to be considered and voted on at the Court

Meeting proposing that the Scheme, with or without amendment (but subject to such amendment being acceptable to each of Linde and New Linde, except for a technical or procedural amendment which is required for the proper implementation of the Scheme and does not have a substantive consequence on the implementation of the Scheme), be agreed to;

“Effective Date”	the date on which this Scheme becomes effective in accordance with its terms;

“Effective Time”	the time on the Effective Date at which the Scheme becomes effective in accordance with its terms;

“EGM”	the extraordinary general meeting of Linde Shareholders (and any adjournment thereof) to be convened in connection with the Scheme on January 18, 2023, at or, if later, immediately after the conclusion or adjournment of the Court Meeting (it being understood that if the Court Meeting is adjourned, the EGM shall be correspondingly adjourned);

“€”	the euro, the lawful currency of Ireland;

“Existing New Linde Shares”	ordinary shares of €0.001 each in the capital of New Linde;

“Forms of Proxy”	the form of proxy for the Court Meeting and the form of proxy for the EGM, as the context may require;

“Irish Court”	the High Court of Ireland;

“Linde”	Linde plc, incorporated in Ireland with registered number 602527;

“Linde Deferred Shares”	deferred shares of €1.00 each in the capital of Linde;

“Linde Ordinary Shares”	ordinary shares of €0.001 each in the capital of Linde;

“Linde Shareholders”	holders of Linde Ordinary Shares;

“New Linde”	Rounderway plc, an Irish incorporated company with registration number 606357;

“New Linde Shares”	the new ordinary shares of €0.001 each in the capital of New Linde to be issued credited as fully paid to Scheme Shareholders pursuant to the Scheme;

“Parties”	Linde and New Linde, and “Party” shall mean either Linde on the one hand, or New Linde (whether individually or collectively), on the other hand (as the context requires);

“Register of Members”	the register of members maintained by Linde pursuant to the Act;

“Registrar of Companies”	the registrar of companies in Dublin, Ireland (being the “Registrar” as defined in Section 2 of the Act);

“Restricted Jurisdiction”	any jurisdiction in relation to which Linde or New Linde (as the case may be) is advised that, into or from which the release, publication or distribution of the Circular or related Forms of Proxy in whole or in part would or might infringe the laws of that jurisdiction or would or might require compliance with any governmental or other consent or any registration, filing or other formality with which either Party is unable to comply with or regards as unduly onerous to comply with;

“Restricted Overseas Shareholder”	a Linde Shareholder (including an individual, partnership, limited liability company, unincorporated organisation, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any Linde Shareholder whom Linde believes to be in, or resident in, a Restricted Jurisdiction;

“Scheme” or “Scheme of Arrangement”	this scheme of arrangement between Linde and Linde Shareholders as set out in “Annex A – The Scheme of Arrangement” of the Circular and on such other terms and in such form not being inconsistent therewith as the Parties mutually agree in writing, including any revision thereof as may be so agreed between the Parties with or subject to any modifications, additions or conditions which the Irish Court may approve or impose;

“Scheme Consideration”	the New Linde Shares to be allotted and issued in accordance with clause 2.1 as consideration for the transfer to New Linde of the Scheme Shares;

“Scheme Record Time”	11.59 p.m. Eastern Time on the last Business Day before the Effective Date;

“Scheme Shareholder”	each holder of Scheme Shares;

“Scheme Shares”	the Linde Ordinary Shares in issue at the Scheme Record Time, excluding any Treasury Shares and, for the avoidance of doubt, any Linde Deferred Shares;

“Subsidiary”	has the meaning in Section 7 of the Act;

“Treasury Shares”	any shares held in Linde by Linde or any Subsidiary of Linde, but excluding any such shares held by Linde or a Subsidiary of Linde in the capacity of trustee only, where neither Linde nor any Subsidiary of Linde is beneficially interested in those shares under the terms of the relevant trust;

“US$” or “U.S. dollar”	United States dollar, being the lawful currency of the United States of America;

“US” or “United States”	the United States of America, its territories and possessions, any State of the United States of America and the District of Columbia and all other areas subject to its jurisdiction; and

and references to clauses are to clauses of this Scheme.

B.

The authorised share capital of Linde on the date hereof is €1,825,000 divided into 1,750,000,000 Ordinary Shares of €0.001 each, 25,000 A Ordinary Shares of €1.00 each, 25,000 Deferred Shares of €1.00 each and 25,000,000 preferred shares of €0.001 each. As of December 2, 2022, being the latest practicable date prior to the publication of the Circular, there were 552,012,862 Linde Ordinary Shares issued and credited as fully paid, of which 59,452,123 Linde Ordinary Shares were held as Treasury Shares.

C.	The purpose of the Scheme is to provide for transfer of the Scheme Shares to New Linde in consideration for the allotment and issue of the New Linde Shares to the Scheme Shareholders.

D.

New Linde will rely on the Irish Court’s sanctioning of the Scheme for the purpose of qualifying for the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Section 3(a)(10) thereof with respect to the New Linde Shares to be issued pursuant to this Scheme.

E.

New Linde has agreed to submit to the terms of the Scheme. Each of Linde and New Linde undertakes to the Irish Court to be bound by and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme.

F.	All references are to Irish time unless otherwise stated.

The Scheme

1.	Transfer of Scheme Shares

1.1

Pursuant to Chapter 1 of Part 9 of the Act, New Linde shall with effect from the Effective Time acquire all of the Scheme Shares (including the legal and beneficial interest therein) fully paid, free from all liens, equities, charges, encumbrances, rights of pre-emption and any other third party rights and other interests and together with all and any rights at the date of this Scheme or thereafter attached thereto including voting rights and the right to receive and retain in full all dividends and other distributions declared, paid or made thereon on or after the Effective Date (other than dividends or other distributions described in clause 1.3 below, which shall accrue for the benefit of the relevant Scheme Shareholder).

1.2

For such purposes, the Scheme Shares shall be transferred to New Linde by means of a form of transfer or other instrument of transfer and for such purpose New Linde may appoint any person to act, and who shall be authorised, as attorney or agent for any Scheme Shareholder to:

1.2.1	execute and deliver as transferor a form of transfer or other instrument or instruction of transfer in favour of New Linde and / or its nominee(s) on behalf of the Scheme Shareholder;

1.2.2	give a good receipt in respect of consideration received in respect of any such transfer; and

1.2.3

give such instructions and to do all other things which s/he may consider necessary or expedient in connection with such transfer, and may without the need for any further action being required to give effect thereto, and every form, instrument, or instruction executed or delivered or other such thing done so shall be as effective as if it has been executed, delivered or done by the Scheme Shareholder to which such form, instrument, instruction, or thing relates.

1.3

Any dividend or other distribution declared, paid or made before the Effective Date in respect of any Scheme Shares shall accrue for the benefit of the relevant Scheme Shareholders by reference to the record date for such dividend or distribution.

2.	Conditions

The Scheme of Arrangement will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

2.1	a proxy statement has been filed with the SEC by Linde;

2.2	the approval of the Scheme by the requisite majority at the Court Meeting (or any adjournment thereof);

2.3	the passing of all resolutions (by the requisite majority of Linde shareholders at the EGM (or any adjournments thereof), as applicable);

2.4

the Irish Court’s approval of the Scheme (without material modification (but subject to any such material modification being acceptable to Linde and New Linde)) and the delivery of the Court Order to the Registrar of Companies;

2.5

the passing by New Linde of all such resolution or resolutions that are necessary to approve, implement and give effect to the Scheme and the acquisition of Scheme Shares pursuant to the Scheme or otherwise (including a resolution or resolutions to authorize the creation, allotment and issue of the New Linde ordinary shares);

2.6	there being no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the effectiveness of the Scheme;

2.7	the New Linde ordinary shares to be issued pursuant to the Scheme being authorized for listing on NYSE, subject to official notice of issuance;

2.8	all consents and governmental authorisations, if any, in connection with the Scheme and related transactions are obtained on terms acceptable to New Linde and are in full force and effect;

2.9	all conditions precedent for the effective implementation of the Scheme have been satisfied or, to the extent permitted by law, waived; and

2.10	all waivers and amendments, if any, have been obtained, which waivers and amendments address and cure any defaults that would otherwise result from the Scheme.

3.	Scheme Consideration for the transfer of the Scheme Shares

3.1

In consideration for the transfer of the Scheme Shares pursuant to clause 1.1, New Linde shall allot and issue New Linde Shares to (or for the account of) each Scheme Shareholder in accordance with clause 4 on the following basis:

1 New Linde Share for each Scheme Share

3.2	The New Linde Shares allotted and issued pursuant to clause 3.1 shall:

3.2.1	be issued credited as fully paid, shall be free from all liens, equities, charges, encumbrances, rights of pre-emption and any other third party rights and other interests of any nature whatsoever;

3.2.2	rank equally in all respects with all other Existing New Linde Shares in issue on the Effective Date; and

3.2.3	be entitled to all dividends and other distributions declared, paid or made by New Linde by reference to a record date on or after the Effective Date.

3.3

None of New Linde, Linde or their respective agents shall be liable to any Scheme Shareholder for any cash payment, dividends or distributions with respect to Scheme Shares delivered to a public official in compliance with any law relating to abandoned property, escheat or law permitting attachment of money or property or similar law.

4.	Settlement of Scheme Consideration

4.1

New Linde will appoint a transfer agent to effect the technical implementation of the settlement of the Scheme Consideration. For this purpose, on or immediately after the Effective Date, New Linde shall deposit, or cause to be deposited, with the transfer agent, for the benefit of the Scheme Shareholders’ certificates or, at New Linde’s option, evidence of shares in book-entry form representing the aggregate Scheme Consideration.

4.2

As soon as reasonably practicable following the Effective Date New Linde shall issue and allot, and cause the transfer agent to deliver, the New Linde Shares it is required to issue, allot and deliver to the persons entitled thereto in accordance with clause 3.1, unless otherwise properly directed by the person entitled thereto.

5.	Overseas Shareholders

5.1

The provisions of clauses 1, 3, 4 and 6 shall be subject to any prohibition or condition imposed by law. Without prejudice to the generality of the foregoing, if any Scheme Shareholder has a registered address in a jurisdiction outside Ireland or the United States, and New Linde is advised or reasonably believes that the allotment and / or issue of New Linde Shares to that Scheme Shareholder in accordance with this Scheme would or may infringe the laws of such jurisdiction or would or may require New Linde to observe any governmental or other consent or any registration, filing or other formality with which New Linde is unable to comply or which New Linde believes is unduly onerous to comply with, New Linde may, in its sole discretion, either:

5.1.1

determine that the New Linde Shares shall not be allotted and / or issued to such Scheme Shareholder but shall instead be allotted and issued to a nominee appointed by New Linde to act on behalf of and for the benefit of such Scheme Shareholder on terms that the nominee shall, as soon as practicable following the Effective Date, sell the New Linde Shares so allotted and issued and be sold in the open market in accordance with clauses 6.1 and 6.2; or

5.1.2

determine that the New Linde Shares shall be sold, in which event the New Linde Shares shall be issued to such Scheme Shareholder and New Linde shall appoint a person to act (and such person shall be authorised) on behalf of and for the benefit of such Scheme Shareholder to procure that any shares in respect of which New Linde has made such a determination shall as soon as practicable following the Effective Date be sold in the open market in accordance with clauses 6.1 and 6.2.

5.2

Notwithstanding the provisions of clause 5.1, Linde retains the right to permit the release, publication or distribution of the Circular and / or the Forms of Proxy to any Restricted Overseas Shareholder who satisfies Linde (such satisfaction to be determined subjectively by Linde, acting in its absolute discretion) that doing so will not infringe the laws of the relevant Restricted Jurisdiction or require compliance with any governmental or other consent or any registration, filing or other formality that Linde is unable to comply with or which Linde regards as unduly onerous to comply with.

6.	Sale and settlement in respect of certain New Linde Shares

6.1

To effect any sale of New Linde Shares in accordance with clauses 5.1.1 or 5.1.2, New Linde may appoint any person to act, and who shall be authorised, as attorney or agent for the Scheme Shareholder, without the need for any further action being required to give effect thereto, to:

6.1.1	execute and deliver as transferor a form of transfer or other instrument or instruction of transfer in favour of New Linde and / or its nominee(s);

6.1.2	give a good receipt in respect of consideration received in respect of any such transfer; and

6.1.3	give such instructions and to do all other things which s/he may consider necessary or expedient in connection with such sale or transfer,

on behalf of the Scheme Shareholder and every form, instrument, or instruction executed or delivered or other such thing done so shall be as effective as if it has been executed, delivered or done by the Scheme Shareholder to which such form, instrument, instruction, or thing relates.

6.2

Any sale of New Linde Shares effected in accordance with clauses 5.1.1 or 5.1.2 shall be at the market price and New Linde shall, as soon as reasonably practicable following the Effective Date, procure the despatch to each person entitled thereto a cheque in respect of the net proceeds of such sale (after the deduction of all expenses and commissions), and rounded down to the nearest Cent.

6.3

Each mandate in force on the Effective Date relating to the payment of dividends or other distributions on any Scheme Shares and other instructions given to Linde by Scheme Shareholders shall, unless notice of revocation of such instructions is received by the transfer agent prior to the Scheme Record Time, be deemed to be an effective mandate or instruction to New Linde to pay and despatch any amount payable to any Scheme Shareholder under this Scheme in accordance with such mandate.

6.4

Subject to clause 6.3, all despatches of cheques pursuant to clause 6.2 shall be effected by sending each cheque by first class post / mail (or international standard post / mail, if overseas) in pre-paid envelopes addressed to the persons entitled thereto at their respective addresses as appearing in the Register of Members at the Scheme Record Time or, in the case of joint holders of Scheme Shares, at the address of the joint holder whose name stands first in such register in respect of such joint holding at the Scheme Record Time. None of New Linde, Linde or any person or nominee appointed by New Linde or their respective agents shall be responsible for any loss or delay in transition or delivery of any cheque sent in accordance with this clause 6.4 which shall be sent entirely at the risk of the persons entitled thereto.

6.5

Subject to clause 6.3, all cheques drawn in accordance with this clause 6 shall be in U.S. dollars drawn on a US clearing bank and shall be made payable to the persons respectively entitled to the moneys represented thereby (except that, in the case of joint holders, New Linde reserves the right to make such cheques payable to that one of the joint holders whose name stands first in the Register of Members in respect of such joint holding at the Scheme Record Time), and the despatch of any such cheque in accordance with 6.2 shall be a complete discharge of New Linde’s obligations under this Scheme to pay the monies represented thereby.

6.6

In the absence of bad faith or wilful default, none of New Linde, Linde, any person or nominee appointed by New Linde, Linde or their respective agents shall have any liability for any loss or damage arising as a result of sale or transfer (including as a result of the timing or terms of such sale or transfer) or any instrument of transfer executed and / or delivered or any other thing done for or on behalf of any Scheme Shareholder or otherwise pursuant to this Scheme.

7.	Certificates for Scheme Shares

With effect from the Effective Date all certificates representing Scheme Shares shall cease to have effect as documents of title to the shares comprised therein and every holder thereof shall be bound at the request of Linde to deliver up such certificate(s) to Linde or as it may direct.

8.	Authority pending registration of transfer

8.1	With effect from the Effective Time and until the Register of Members is updated to reflect the transfer of the Scheme Shares pursuant to clause 1:

8.1.1

each Scheme Shareholder irrevocably appoints New Linde (or such of its nominee(s) as are directed by New Linde) to exercise on its behalf any votes and any or all other rights and privileges (including, without limitation, the right to requisition the convening of a general meeting of Linde or of any class of shareholders of Linde) attaching to the Scheme Shares;

8.1.2

each Scheme Shareholder authorises Linde and / or its agents to send any notice, circular, warrant, document or other communication which may be required to be sent to such Scheme Shareholder as a member of Linde in respect of their Scheme Shares to New Linde (and / or such of its nominee(s) as are directed by New Linde) at New Linde’s registered office;

8.1.3	each Scheme Shareholder irrevocably appoints New Linde (or such of its nominee(s) as are directed by New Linde) and / or any one or more of its directors or agents to sign on behalf of such Scheme Shareholder such documents, and to do such things, as may, in the opinion of New Linde and / or any one or more of its directors or agents, to be necessary or desirable in connection with the exercise of any votes or other rights or privileges attaching to the relevant Scheme Shares (including, without limitation, an authority to sign any consent to short notice of a general or separate class meeting of Linde as attorney or agent for, and on behalf of, such Scheme Shareholder and / or to attend and / or execute a form of proxy in respect of such Scheme Shares appointing any person nominated by New Linde and / or any one or more of its directors or agents to attend general and separate class meetings of Linde (or any adjournment thereof), and to exercise or refrain from exercising the votes attaching to the Scheme Shares on such Scheme Shareholder’s behalf); and

8.1.4	each Scheme Shareholder irrevocably undertakes:

(a)	not to exercise any votes or any other rights attaching to the relevant Scheme Shares without the prior written consent of New Linde; and

(b)	not to appoint a proxy or representative for, or to attend any general meeting or separate class meeting, of Linde.

9.	Dividend mandates and communications preferences

All mandates relating to the monetary payment of dividends on the Scheme Shares and other instructions, including in respect of shareholder communications (e.g. annual reports), given to Linde by Scheme Shareholders in force at the Scheme Record Time relating to their holdings of Scheme Shares will, unless amended or revoked, be deemed from the Effective Date to be an effective mandate or instruction to New Linde in respect of the corresponding New Linde Shares.

10.	The Effective Date

10.1	This Scheme shall become effective on delivery to the Registrar of Companies of the Court Order.

10.2

Unless this Scheme shall have become effective and unconditional on or before 30 June, 2023 or such later date as Linde and New Linde may agree, subject to receiving the consent of the Irish Court, in each case if required, this Scheme will never become effective.

11.	Modification

Linde and New Linde may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or any condition that the Irish High Court may approve or impose.

12.	Governing Law

This Scheme shall be governed by and construed in accordance with the laws of Ireland and Linde and the Scheme Shareholders hereby agree that the Irish Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding or to settle any dispute which may arise in relation thereto and the sanction thereof.

Dated: December 9, 2022

Annex B

Companies Act 2014

PUBLIC LIMITED COMPANY

CONSTITUTION

OF

[NEW LINDE]

MEMORANDUM OF ASSOCIATION

1.	The name of the Company is [NEW LINDE].

2.	The Company is a public limited company, registered under Part 17 of the Companies Act 2014.

3.	The objects for which the Company is established are:

3.1

To carry on the business of a holding company and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on in all its branches the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company’s board of directors and to exercise its powers as a shareholder of other companies.

3.2

To carry on the businesses of manufacturer, distributor, wholesaler, retailer, service provider, investor, designer, trader and any other business (except the issuing of policies of insurance) which may seem to the Company’s board of directors capable of being conveniently carried on in connection with these objects or calculated directly or indirectly to enhance the value of or render more profitable any of the Company’s property.

3.3	To carry on all or any of the businesses as aforesaid either as a separate business or as the principal business of the Company.

3.4	To invest and deal with the property of the Company in such manner as may from time to time be determined by the Company’s board of directors and to dispose of or vary such investments and dealings.

3.5

To borrow or raise money or capital in any manner and on such terms and subject to such conditions and for such purposes as the Company’s board of directors shall think fit or expedient, whether alone or jointly and/or severally with any other person or company, including, without prejudice to the generality of the foregoing, whether by the issue of debentures or debenture stock (perpetual or otherwise) or otherwise, and to secure, with or without consideration, the payment or repayment of any money borrowed, raised or owing or any debt, obligation or liability of the Company or of any other person or company whatsoever in such manner and on such terms and conditions as the Company’s board of directors shall think fit or expedient and, in particular by mortgage, charge, lien, pledge or debenture or any other security of whatsoever nature or howsoever described, perpetual or otherwise, charged upon all or any of the Company’s property, both present and future, and to purchase, redeem or pay off any such securities or borrowings and also to accept capital contributions from any person or company in any manner and on such terms and conditions and for such purposes as the Company’s board of directors shall think fit or expedient.

3.6	To lend and advance money or other property or give credit or financial accommodation to any company or person in any manner either with or without security and whether with or without the payment of interest and upon such terms and conditions as the Company’s board of directors shall think fit or expedient.

3.7

To guarantee, indemnify, grant indemnities in respect of, enter into any suretyship or joint obligation, or otherwise support or secure, whether by personal covenant, indemnity or undertaking or by mortgaging, charging, pledging or granting a lien or other security over all or any part of the Company’s property (both present and future) or by any one or more of such methods or any other method and whether in support of such guarantee or indemnity or suretyship or joint obligation or otherwise, on such terms and conditions as the Company’s board of directors shall think fit, the payment of any debts or the performance or discharge of any contract, obligation or liability of any person or company (including, without prejudice to the generality of the foregoing, the payment of any capital, principal, dividends or interest on any stocks, shares, debentures, debenture stock, notes, bonds or other securities of any person, authority or company) including, without prejudice to the generality of the foregoing, any company which is for the time being the Company’s holding company or another subsidiary (as defined by the Act) of the Company’s holding company or a subsidiary of the Company or otherwise associated with the Company (including any arrangements of the Company or any of its subsidiaries described in paragraph 3.19), in each case notwithstanding the fact that the Company may not receive any consideration, advantage or benefit, direct or indirect, from entering into any such guarantee or indemnity or suretyship or joint obligation or other arrangement or transaction contemplated herein.

3.8

To grant, convey, assign, transfer, exchange or otherwise alienate or dispose of any property of the Company of whatever nature or tenure for such price, consideration, sum or other return whether equal to or less than the market value thereof or for shares, debentures or securities and whether by way of gift or otherwise as the Company’s board of directors shall deem fit or expedient and where the property consists of real property to grant any fee farm grant or lease or to enter into any agreement for letting or hire of any such property for a rent or return equal to or less than the market or rack rent therefor or at no rent and subject to or free from covenants and restrictions as the Company’s board of directors shall deem appropriate.

3.9	To purchase, take on, lease, exchange, rent, hire or otherwise acquire any property and to acquire and undertake the whole or any part of the business and property of any company or person.

3.10

To develop and turn to account any land acquired by the Company or in which it is interested and in particular by laying out and preparing the same for building purposes, constructing, altering, pulling down, decorating, maintaining, fitting out and improving buildings and conveniences and by planting, paving, draining, farming, cultivating, letting and by entering into building leases or building agreements and by advancing money to and entering into contracts and arrangements of all kinds with builders, contractors, architects, surveyors, purchasers, vendors, tenants and any other person.

3.11

To construct, improve, maintain, develop, work, manage, carry out or control any property which may seem calculated directly or indirectly to advance the Company’s interest and to contribute to, subsidise or otherwise assist or take part in the construction, improvement, maintenance, working, management, carrying out or control thereof.

3.12	To draw, make, accept, endorse, discount, execute and issue promissory notes, bills of exchange, bills of lading, warrants, debentures and other negotiable or transferable instruments.

3.13

To engage in currency exchange, interest rate and commodity transactions including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars and any other foreign exchange, interest rate or commodity hedging arrangements and such other instruments as are similar to, or derived from, any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency, interest rate or commodity exposure or any other exposure or for any other purpose.

3.14

As a pursuit in itself or otherwise and whether for the purpose of making a profit or avoiding a loss or managing a currency, interest rate or commodity exposure or any other exposure or for any other purpose whatsoever, to engage in any currency exchange transactions, interest rate transactions and commodity transactions, derivative and/or treasury transactions and any other financial or other transactions, including (without prejudice to the generality of the foregoing) securitisation, treasury and/or structured finance transactions, of whatever nature in any manner and on any terms and for any purposes whatsoever, including, without prejudice to the generality of the foregoing, any transaction entered into in connection with or for the purpose of, or capable of being for the purposes of, avoiding, reducing, minimising, hedging against or otherwise managing the risk of any loss, cost, expense, or liability arising, or which may arise, directly or indirectly, from a change or changes in any interest rate or currency exchange rate or in the price or value of any property, asset, commodity, index or liability or from any other risk or factor affecting the Company’s business, including but not limited to dealings whether involving purchases, sales or otherwise in foreign currency, spot and/or forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars and/or any such other currency or interest rate or commodity or other hedging, treasury or structured finance arrangements and such other instruments as are similar to, or derived from any of the foregoing.

3.15

To apply for, establish, create, purchase or otherwise acquire, sell or otherwise dispose of and hold any patents, trade marks, copyrights, brevets d’invention, registered designs, licences, concessions and the like conferring any exclusive or non-exclusive or limited rights to use or any secret or other information and any invention and to use, exercise, develop or grant licences in respect of or otherwise turn to account or exploit the property, rights or information so held.

3.16

To enter into any arrangements with any governments or authorities, national, local or otherwise and to obtain from any such government or authority any rights, privileges and concessions and to carry out, exercise and comply with any such arrangements, rights, privileges and concessions.

3.17	To establish, form, register, incorporate or promote any company or companies or person, whether inside or outside of Ireland.

3.18	To procure that the Company be registered or recognised whether as a branch or otherwise in any country or place.

3.19

To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction and to engage in any transaction in connection with the foregoing.

3.20	To acquire or amalgamate with any other company or person.

3.21

To acquire and undertake the whole or any part of the business, good-will and assets of any person, firm or company carrying on or proposing to carry on any of the businesses which this Company is authorised to carry on, and as part of the consideration for such acquisition to undertake all or any of the liabilities of such person, firm or company, or to acquire an interest in, amalgamate with, or enter into any arrangement for sharing profits, or for co-operation, or for mutual assistance with any such person, firm or company and to give or accept by way of consideration for any of the acts or things aforesaid or property acquired, any shares, debentures, debenture stock or securities that may be agreed upon, and to hold and retain or sell, mortgage or deal with any shares, debentures, debenture stock or securities so received.

3.22

To promote freedom of contract, and to resist, insure against, counteract and discourage interference therewith, to join any lawful federation, union or association, or do any other lawful act or thing with a view to preventing or resisting directly or indirectly any interruption of or interference with the Company’s or any other trade or business or providing or safeguarding against the same, or resisting or opposing any strike, movement or organisation which may be thought detrimental to the interests of the Company or its employees and to subscribe to any association or fund for any such purposes.

3.23

To make gifts to any person or company including, without prejudice to the generality of the foregoing, capital contributions and to grant bonuses to the directors or any other persons or companies who are or have been in the employment of the Company including substitute directors and any other officer or employee.

3.24

To establish and support or aid in the establishment and support of associations, institutions, funds, trusts and conveniences calculated to benefit directors, ex-directors, employees or ex-employees of the Company or any subsidiary of the Company or the dependants or connections of such persons, and to grant pensions and allowances upon such terms and in such manner as the Company’s board of directors think fit, and to make payments towards insurance and to subscribe or guarantee money for charitable or benevolent objects or for any exhibition or for any public, general or useful object, or any other object whatsoever which the Company’s board of directors may think advisable.

3.25

To establish and contribute to any scheme for the purchase of shares or subscription for shares in the Company, its holding company or any of its or their respective subsidiaries, to be held for the benefit of the employees or former employees of the Company or any subsidiary of the Company including any person who is or was a director holding a salaried employment or office in the Company or any subsidiary of the Company and to lend or otherwise provide money to the trustees of such schemes or the employees or former employees of the Company or any subsidiary of the Company to enable them to purchase shares of the Company, its holding company or any of its or their respective subsidiaries and to formulate and carry into effect any scheme for sharing the profits of the Company, its holding company or any of its or their respective subsidiaries with its employees and/or the employees of any of its subsidiaries.

3.26

To remunerate any person or company for services rendered or to be rendered in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital or any debentures, debenture stock or other securities of the Company or in or about the formation or promotion of the Company or the conduct of its business.

3.27

To obtain any Act of the Oireachtas or provisional order for enabling the Company to carry any of its objects into effect or for effecting any modification of the Company’s constitution or for any other purpose which may seem expedient and to oppose any proceedings or applications which may seem calculated directly or indirectly to prejudice the Company’s interests.

3.28

To adopt such means of making known the products of the Company as may seem expedient and in particular by advertising in the press, by circulars, by purchase and exhibition of works of art or interest, by publication of books and periodicals and by granting prizes, rewards and donations.

3.29

To undertake and execute the office of trustee and nominee for the purpose of holding and dealing with any property of any kind for or on behalf of any person or company; to act as trustee, nominee, agent, executor, administrator, registrar, secretary, committee or attorney generally for any purpose and either solely or with others for any person or company; to vest any property in any person or company with or without any declared trust in favour of the Company.

3.30	To pay all costs, charges, fees and expenses incurred or sustained in or about the promotion, establishment, formation and registration of the Company.

3.31

To do all or any of the above things in any part of the world, and as principals, agents, contractors, trustees or otherwise and by or through trustees, agents or otherwise and either alone or in conjunction with any person or company.

3.32	To distribute the property of the Company in specie among the members or, if there is only one, to the sole member of the Company.

3.33	To do all such other things as the Company’s board of directors may think incidental or conducive to the attainment of the above objects or any of them.

NOTE: it is hereby declared that in this memorandum of association:

a)

the word “company”, except where used in reference to this Company, shall be deemed to include a body corporate, whether a company (wherever formed, registered or incorporated), a corporation aggregate, a corporation sole and a national or local government or other legal entity; and

b)

the word “person”, shall be deemed to include any individual, firm, body corporate, association or partnership, government or state or agency of a state, local authority or government body or any joint venture association or partnership (whether or not having a separate legal personality) and that person’s personal representatives, successors or permitted assigns; and

c)

the word “property”, shall be deemed to include, where the context permits, real property, personal property including choses or things in action and all other intangible property and money and all estates, rights, titles and interests therein and includes the Company’s uncalled capital and future calls and all and every other undertaking and asset; and

d)

a word or expression used in this memorandum of association which is not otherwise defined and which is also used in the Companies Act 2014, as amended, shall have the same meaning here, as it has in the Companies Act 2014, as amended; and

e)

any phrase introduced by the terms “including”, “include” and “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms, whether or not followed by the phrases “but not limited to”, “without prejudice to the generality of the foregoing” or any similar expression; and

f)	words denoting the singular number only shall include the plural number and vice versa and references to one gender includes all genders; and

g)

it is intended that the objects specified in each paragraph in this clause shall, except where otherwise expressed in such paragraph, be separate and distinct objects of the Company and shall not be in any way limited or restricted by reference to or inference from the terms of any other paragraph or the order in which the paragraphs of this clause occur or the name of the Company.

4.	The liability of the members is limited.

5.

The authorised share capital of the Company is €1,825,000 divided into 1,750,000,000 ordinary shares of €0.001 each, 25,000 A ordinary shares of €1.00 each, 25,000 deferred shares of €1.00 each and 25,000,000 preferred shares of €0.001 each.

6.

The shares forming the capital, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

[NEW LINDE]

ARTICLES OF ASSOCIATION

Interpretation and general

1.

Sections 83, 84 and, for the avoidance of doubt, 117(9) of the Act shall apply to the Company but, subject to that, the provisions set out in these Articles shall constitute the whole of the regulations applicable to the Company and no other “optional provisions” as defined by section 1007(2) of the Act shall apply to the Company.

2.	In these Articles:

2.1	“Act”, means the Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force;

2.2	“Adoption Date”, means the effective date of adoption of these Articles;

2.3	“Approved Nominee”, means a person appointed under contractual arrangements with the Company to hold shares or rights or interests in shares of the Company on a nominee basis;

2.4	“Article”, means an article of these Articles;

2.5	“Articles”, means these articles of association as from time to time and for the time being in force;

2.6	“Auditors”, means the auditors for the time being of the Company;

2.7	“A Ordinary Shares”, means the A ordinary shares of €1.00 each in the capital of the Company;

2.8	“Board”, means the board of Directors of the Company;

2.9	“Chairman”, means the person occupying the position of Chairman of the Board from time to time;

2.10	“Chief Executive Officer”, shall include any equivalent office;

2.11

“Clear Days”, means, in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and excluding the day for which notice is being given or on which an action or event for which notice is being given is to occur or take effect;

2.12	“Company”, means the company whose name appears in the heading to these Articles;

2.13	“Company Secretary”, means the person or persons appointed as company secretary or joint company secretary of the Company from time to time and shall include any assistant or deputy secretary;

2.14	“Deferred Shares”, means the deferred shares of €1.00 each in the capital of the Company;

2.15	“Directors”, means the directors for the time being of the Company or any of them acting as the Board;

2.16

“electronic communication”, has the meaning given to that word in the Electronic Commerce Act 2000 and in addition includes in the case of notices or documents issued on behalf of the Company, such documents being made available or displayed on a website of the Company (or a website designated by the Board);

2.17

“Exchange”, means any securities exchange or other system on which the shares of the Company may be listed or otherwise authorised for trading from time to time in circumstances where the Company has approved such listing or trading;

2.18	“Exchange Act”, means the Securities Exchange Act of 1934 of the United States, as amended;

2.19	“Group”, means the Company and its subsidiaries from time to time and for the time being;

2.20

“member”, means in relation to any share, the member whose name is entered in the Register as the holder of the share or, where the context permits, the members whose names are entered in the Register as the joint holders of shares and shall include a member’s personal representatives in consequence of his or her death or bankruptcy;

2.21	“Memorandum”, means the memorandum of association of the Company;

2.22	“Office”, means the registered office for the time being of the Company;

2.23	“Ordinary Shares”, means the ordinary shares of €0.001 each in the capital of the Company;

2.24	“Preferred Shares”, means the preferred shares of €0.001 each in the capital of the Company;

2.25	“Redeemable Shares”, means redeemable shares as defined by section 64 of the Act;

2.26	“Register”, means the register of members of the Company to be kept as required by the Act;

2.27

“Scheme”, means the scheme of arrangement published by the Company on December 9, 2022 to acquire each outstanding share of Linde Public Limited Company (incorporated in Ireland with company number 602527);

2.28	“SEC”, means the U.S. Securities and Exchange Commission.

NOTE: it is hereby declared that in these Articles:

a)

the word “company”, except where used in reference to this Company, shall be deemed to include a body corporate, whether a company (wherever formed, registered or incorporated), a corporation aggregate, a corporation sole and a national or local government or other legal entity; and

b)

the word “person”, shall be deemed to include any individual, firm, body corporate, association or partnership, government or state or agency of a state, local authority or government body or any joint venture association or partnership (whether or not having a separate legal personality) and that person’s personal representatives, successors or permitted assigns; and

c)

the word “property”, shall be deemed to include, where the context permits, real property, personal property including choses or things in action and all other intangible property and money and all estates, rights, titles and interests therein and includes the Company’s uncalled capital and future calls and all and every other undertaking and asset; and

d)	a word or expression used in the Articles which is not otherwise defined and which is also used in the Act shall have the same meaning here, as it has in the Act; and

e)

any phrase introduced by the terms “including”, “include” and “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms, whether or not followed by the phrases “but not limited to”, “without prejudice to the generality of the foregoing” or any similar expression; and

f)	words denoting the singular number only shall include the plural number and vice versa and references to one gender includes all genders.

Authorised share capital

3.

The authorised share capital of the Company is €1,825,000 divided into 1,750,000,000 Ordinary Shares of €0.001 each, 25,000 A Ordinary Shares of €1.00 each, 25,000 Deferred Shares of €1.00 each and 25,000,000 preferred shares of €0.001 each.

Rights attaching to Ordinary Shares and A Ordinary Shares

4.	The Ordinary Shares and the A Ordinary Shares shall entitle the holders thereof to the following rights:

4.1

subject to the right of the Company to set record dates for the purposes of determining the identity of members entitled to notice of and/or to vote at a general meeting and the authority of the Board and chairperson of the meeting to maintain order and security, the right to attend any general meeting of the Company and to exercise one vote per Ordinary Share and one vote per A Ordinary Share held at any general meeting of the Company;

4.2	the right to participate pro rata in all dividends declared by the Company; and

4.3	the right, in the event of the Company’s winding up, to participate pro rata in the total assets of the Company.

5.	The rights attaching to the Ordinary Shares may be subject to the terms of issue of any series or class of Preferred Shares allotted by the Directors from time to time in accordance with Article 6.

Rights attaching to Preferred Shares

6.

The Board is empowered to cause the Preferred Shares to be issued from time to time as shares of one or more series of Preferred Shares, and in the resolution or resolutions providing for the issue of Preferred Shares of each particular series, before issuance, the Board is expressly authorised to fix:

6.1

the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except as otherwise provided by the Board in creating such series) or decreased (but not below the number of shares thereof then in issue) from time to time by resolution of the Board;

6.2

the rate of dividends payable on shares of such series, if any, whether or not and upon what conditions dividends on shares of such series shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate and the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of share capital;

6.3

the terms, if any, on which shares of such series may be redeemed, including without limitation, the redemption price or prices for such series, which may consist of a redemption price or scale of redemption prices applicable only to redemption in connection with a sinking fund (which term as used herein shall include any fund or requirement for the periodic purchase or redemption of shares), and the same or a different redemption price or scale of redemption prices applicable to any other redemption;

6.4	the terms and amount of any sinking fund provided for the purchase or redemption of shares of such series;

6.5	the amount or amounts which shall be paid to the holders of shares of such series in case of liquidation, dissolution or winding up of the Company, whether voluntary or involuntary;

6.6

the terms, if any, upon which the holders of shares of such series may convert shares thereof into shares of any other class or classes or of any one or more series of the same class or of another class or classes;

6.7

the voting rights, full or limited, if any, of the shares of such series; and whether or not and under what conditions the shares of such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional Directors in case of dividend arrears or other specified events, or upon other matters;

6.8

whether or not the holders of shares of such series, as such, shall have any pre-emptive or preferential rights to subscribe for or purchase shares of any class or series of shares of the Company, now or hereafter authorised, or any securities convertible into, or warrants or other evidences of optional rights to purchase or subscribe for, shares of any class or series of the Company, now or hereafter authorised;

6.9

the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends, or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, any other class or classes of shares ranking junior to the shares of such series either as to dividends or upon liquidation, dissolution or winding up;

6.10

the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issuance of any additional shares (including additional shares of such series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distribution of assets upon liquidation; and

6.11	such other rights, preferences and limitations as may be permitted to be fixed by the Board of the Company under the laws of Ireland as in effect at the time of the creation of such series.

7.	The Board is authorised to change the designations, rights, preferences and limitations of any series of Preferred Shares theretofore established, no shares of which have been issued.

8.

The rights conferred upon the member of any pre-existing shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of Preferred Shares in accordance with these Articles.

9.

Unless the Board determines otherwise, any share in the capital of the Company shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company and any person (who may or may not be a member) pursuant to which the Company acquires or will acquire a share in the capital of the Company, or an interest in shares in the capital of the Company, from the relevant person, save for an acquisition for nil consideration pursuant to section 102(1)(a) of the Act. In these circumstances, the acquisition of such shares by the Company, save where acquired for nil consideration in accordance with the Act, shall constitute the redemption of a Redeemable Share in accordance with Chapter 6 of Part 3 of the Act. No resolution, whether special or otherwise, shall be required to be passed to deem any share in the capital of the Company a Redeemable Share.

Rights attaching to Deferred Shares

10.	The Deferred Shares shall have the rights and privileges and be subject to the restrictions set out in this Article 10:

the A Ordinary Shares in issue on the Adoption Date shall be automatically converted to Deferred Shares immediately following the issuance of Ordinary Shares to the shareholders of Linde Public Limited Company incorporated in Ireland with company number 602527 pursuant to the terms of the Scheme.

10.1	the Deferred Shares are non-voting shares and do not convey upon the holder the right to be paid a dividend or to receive notice of or to attend, vote or speak at a general meeting;

10.2

the Deferred Shares confer the right on a return of capital, on a winding-up or otherwise, only to the repayment of the nominal value paid up on the Deferred Shares after repayment of the nominal value of the Ordinary Shares; and

10.3

any Director (the “Agent”) is appointed, the attorney of the holder of a Deferred Share, with an irrevocable instruction to the Agent to execute all or any forms of transfer and/or renunciation and/or other documents in the Agent’s discretion in relation to the Deferred Shares in favour of the

Company or as it may direct and to deliver such forms of transfer and/or renunciation and/or other documents together with any certificate(s) and/or other documents for registration and to do all such other acts and things as may in the reasonable opinion of the Agent be necessary or expedient for the purpose of, or in connection with, the purchase by the Company of the Deferred Shares for nil consideration or such other consideration as the Board may determine and to vest the said Deferred Shares in the Company.

11.

Without prejudice to any special rights conferred on the members of any existing shares or class of shares and subject to the provisions of the Act, any share may be issued with such rights or restrictions as the Company may by ordinary resolution determine.

Allotment and acquisition of shares

12.	The following provisions shall apply:

12.1

Subject to the provisions of these Articles relating to new shares, the shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Act) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its members, but so that no share shall be issued at a discount and so that, in the case of shares offered to the public for subscription, the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon.

12.2

Without prejudice to the generality of the powers conferred on the Directors by other paragraphs of these Articles, and subject to any requirement to obtain the approval of the members under any laws, regulations or the rules of any Exchange, the Directors may grant from time to time options to subscribe for the unallotted shares in the capital of the Company to Directors and other persons in the service or employment of the Company or any subsidiary or associate company of the Company on such terms and subject to such conditions as may be approved from time to time by the Directors or by any committee thereof appointed by the Directors for the purpose of such approval and on the terms and conditions required to obtain the approval of any statutory authority in any jurisdiction.

12.3

The Directors are hereby generally and unconditionally authorised to exercise all the powers of the Company to allot relevant securities within the meaning of section 1021 of the Act. The maximum amount of relevant securities which may be allotted under the authority hereby conferred shall be the amount of the authorised but unissued share capital of the Company at the Adoption Date. The authority hereby conferred shall expire on the date which is five (5) years after the Adoption Date unless and to the extent that such authority is renewed, revoked or extended prior to such date. The Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the Directors may allot relevant securities in pursuance of such offer or agreement, notwithstanding that the authority hereby conferred has expired.

12.4	The Company may issue permissible letters of allotment (as defined by section 1019 of the Act) to the extent permitted by the Act.

12.5

The Directors are hereby empowered pursuant to sections 1022 and 1023(1) of the Act to allot equity securities within the meaning of the said section 1023 for cash pursuant to the authority conferred by Article 12.3 as if section 1022(1) of the Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this Article 12.5 had not expired.

12.6

Unless otherwise determined by the Directors or the rights attaching to or by the terms of issue of any particular shares, or to the extent required by the Act, any Exchange, depository or any operator of any clearance or settlement system, no person whose name is entered as a member in the Register shall be entitled to receive a share certificate for any shares of any class held by him or her in the capital of the Company (nor on transferring part of a holding, to a certificate for the balance).

12.7

Any share certificate, if issued, shall specify the number of shares in respect of which it is issued and the amount paid thereon or the fact that they are fully paid, as the case may be, and may otherwise be in such form as shall be determined by the Directors. Such certificates may be under seal. All certificates for shares in the capital of the Company shall be consecutively numbered or otherwise identified and shall specify the shares in the capital of the Company to which they relate. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered in the Register. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares in the capital of the Company shall have been surrendered and cancelled. The Directors may authorise certificates to be issued with the seal and authorised signature(s) affixed by some method or system of mechanical process. In respect of a share or shares in the capital of the Company held jointly by several persons, the Company shall not be bound to issue a certificate or certificates to each such person, and the issue and delivery of a certificate or certificates to one of several joint holders shall be sufficient delivery to all such holders. If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating such evidence, as the Directors may prescribe, and, in the case of defacement or wearing out, upon delivery of the old certificate.

13.	The Company:

13.1	may give financial assistance for the purpose of an acquisition of its shares or, where the Company is a subsidiary, its holding company where permitted by sections 82 and 1043 of the Act, and

13.2	is authorised, for the purposes of section 105(4)(a) of the Act, but subject to section 1073 of the Act, to acquire its own shares.

14.	The Directors (and any committee established under Article 193 and so authorised by the Directors and any person so authorised by the Directors or such committee) may without prejudice to Article 175:

14.1	allot, issue, grant options over and otherwise dispose of shares in the Company; and

14.2	exercise the Company’s powers under Article 12,

on such terms and subject to such conditions as they think fit, subject only to the provisions of the Act and these Articles.

Variation of Class Rights

15.

Without prejudice to the authority conferred on the Directors pursuant to Article 6 to issue Preferred Shares in the capital of the Company, where the shares in the Company are divided into different classes, the rights attaching to a class of shares may only be varied or abrogated if (a) the holders of 75% in nominal value of the issued shares of that class consent in writing to the variation, or (b) a special resolution, passed at a separate general meeting of the holders of that class, sanctions the variation. The quorum at any such separate general meeting, other than an adjourned meeting, shall be two persons holding or representing by proxy at least one-third in nominal value of the issued shares of the class in question and the quorum at an adjourned meeting shall be one person holding or representing by proxy shares of the class in question or that person’s proxy. The rights conferred upon the holders of any class of shares issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by a purchase or redemption by the Company of its own shares or by the creation or issue of further shares ranking pari passu therewith or subordinate thereto.

16.	The redemption or purchase of Preferred Shares or any class or series of Preferred Shares shall not constitute a variation of rights of the holders of Preferred Shares.

17.	The issue, redemption or purchase of any of the Preferred Shares shall not constitute a variation of the rights of the holders of Ordinary Shares.

18.

The issue of Preferred Shares or any class or series of Preferred Shares which rank pari passu with, or junior to, any existing Preferred Shares or class of Preferred Shares shall not constitute a variation of the existing Preferred Shares or class of Preferred Shares.

19.

The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

Trusts not recognised

20.

Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these Articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the member. This shall not preclude (i) the Company from requiring the members or a transferee of shares to furnish the Company with information as to the beneficial ownership of any share when such information is reasonably required by the Company, or (ii) the Directors, where they consider it appropriate, providing the information given to the members of shares to the holders of depositary instruments in such shares.

Disclosure of interests

21.

If at any time the Directors are satisfied that any member, or any other person appearing to be interested in shares held by such member, has been duly served with a notice under section 1062 of the Act (a “Section 1062 Notice”) and is in default for the prescribed period (as defined in Article 26.2) in supplying to the Company the information thereby required, or, in purported compliance with such a notice, has made a statement which is false or inadequate in a material particular, then the Directors may, in their absolute discretion at any time thereafter by notice (a “Direction Notice”) to such member direct that:

21.1

in respect of the shares in relation to which the default occurred (the “Default Shares”) the member shall not be entitled to attend or to vote at a general meeting either personally or by proxy or to exercise any other right conferred by membership in relation to meetings of the Company;

21.2

where the nominal value of the Default Shares represents at least 0.25 per cent of the nominal value of the issued shares of the class concerned, then the Direction Notice may additionally direct that:

(a)

except in a liquidation of the Company, no payment shall be made of any sums due from the Company on the Default Shares, whether in respect of capital or dividend or otherwise, and the Company shall not have any liability to pay interest on any such payment when it is finally paid to the member (but the provisions of this sub-paragraph (a) shall apply only to the extent permitted from time to time by the Listing Rules);

(b)	no other distribution shall be made on the Default Shares;

(c)	no transfer of any of the Default Shares held by such member shall be registered unless:

(i)

the member is not himself or herself in default as regards supplying the information requested and the transfer when presented for registration is accompanied by a certificate by the member in such form as the Directors may in their absolute discretion require to the effect that after due and careful enquiry the member is satisfied that no person in default as regards supplying such information is interested in any of the shares the subject of the transfer; or

(ii)	the transfer is an approved transfer (as defined in Article 26.3).

The Company shall send to each other person appearing to be interested in the shares the subject of any Direction Notice a copy of the notice, but the failure or omission by the Company to do so shall not invalidate such notice.

22.

Where any person appearing to be interested in the Default Shares has been duly served with a Direction Notice and the Default Shares which are the subject of such Direction Notice are held by an Approved Nominee, the provisions of this Article shall be treated as applying only to such Default Shares held by the Approved Nominee and not (insofar as such person’s apparent interest is concerned) to any other shares held by the Approved Nominee.

23.

Where the member on which a Section 1062 Notice is served is an Approved Nominee acting in its capacity as such, the obligations of the Approved Nominee as a member of the Company shall be limited to disclosing to the Company such information relating to any person appearing to be interested in the shares held by it as has been recorded by it pursuant to the arrangements entered into by the Company or approved by the Directors pursuant to which it was appointed as an Approved Nominee.

24.	Any Direction Notice shall cease to have effect:

24.1	in relation to any shares which are transferred by such member by means of an approved transfer; or

24.2

when the Directors are satisfied that such member and any other person appearing to be interested in shares held by such member, has given to the Company the information required by the relevant Section 1062 Notice.

25.	The Directors may at any time give notice cancelling a Direction Notice.

26.	For the purposes of this Article:

26.1

a person shall be treated as appearing to be interested in any shares if the member holding such shares has given to the Company a notification under the said section 1062 which either (i) names such person as being so interested or (ii) fails to establish the identities of all those interested in the shares and (after taking into account the said notification and any other relevant section 1062 notification) the Company knows or has reasonable cause to believe that the person in question is or may be interested in the shares;

26.2

the prescribed period is 28 days from the date of service of the said Section 1062 Notice unless the nominal value of the Default Shares represents at least 0.25 per cent of the nominal value of the issued shares of that class, when the prescribed period is 14 days from that date;

26.3	a transfer of shares is an approved transfer if but only if:

(a)

it is a transfer of shares to an offeror by way or in pursuance of acceptance of an offer made to all the members (or all the members other than the person making the offer and his nominees) of the shares in the Company to acquire those shares or a specified proportion of them; or

(b)

the Directors are satisfied that the transfer is made pursuant to a sale of the whole of the beneficial ownership of the shares the subject of the transfer to a party unconnected with the member and with other persons appearing to be interested in such shares; or

(c)	the transfer results from a sale made through an Exchange on which the Company’s shares are normally traded.

27.	Nothing contained in this Article shall limit the power of the Company under section 1066 of the Act or otherwise under Irish law.

28.

For the purpose of establishing whether or not the terms of any notice served under this Article shall have been complied with the decision of the Directors in this regard shall be final and conclusive and shall bind all persons interested.

Calls on shares

29.

The Directors may from time to time make calls upon the members in respect of any consideration unpaid on their shares in the Company (whether on account of the nominal value of the shares or by way of premium), provided that in the case where the conditions of allotment or issuance of shares provide for the payment of consideration in respect of such shares at fixed times, the Directors shall only make calls in accordance with such conditions.

30.

Each member shall (subject to receiving at least thirty days’ notice specifying the time or times and place of payment, or such lesser or greater period of notice provided in the conditions of allotment or issuance of the shares) pay to the Company, at the time or times and place so specified, the amount called on the shares.

31.	A call may be revoked or postponed, as the Directors may determine.

32.

Subject to the conditions of allotment or issuance of the shares, a call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed and may be required to be paid by instalments if specified in the call.

33.	The joint holders of a share shall be jointly and severally liable to pay all calls in respect of it.

34.

If the consideration called in respect of a share or in respect of a particular instalment is not paid in full before or on the day appointed for payment of it, the person from whom the sum is due shall pay interest in cash on the unpaid value from the day appointed for payment of it to the time of actual payment of such rate, not exceeding five per cent per annum or such other rate as may be specified by an order under section 2(7) of the Act, as the Directors may determine, but the Directors may waive payment of such interest wholly or in part.

35.

Any consideration which, by the terms of issue of a share, becomes payable on allotment or issuance or at any fixed date (whether on account of the nominal value of the share or by way of premium) shall, for the purposes of these Articles, be deemed to be a call duly made and payable on the date on which, by the terms of issue, that consideration becomes payable, and in the case of non-payment of such a consideration, all the relevant provisions of these Articles as to payment of interest and expenses, forfeiture or otherwise, shall apply as if such consideration had become payable by virtue of a call duly made and notified.

36.	The Directors may, on the issue of shares, differentiate between the holders of different classes as to the amount of calls to be paid and the times of payment.

37.	The Directors may, if they think fit:

(a)	receive from any member willing to advance such consideration, all or any part of the consideration uncalled and unpaid upon any shares held by him or her; and/or

(b)

pay, upon all or any of the consideration so advanced (until the amount concerned would, but for such advance, become payable) interest at such rate (not exceeding, unless the Company in a general meeting otherwise directs, five per cent per annum or such other rate as may be specified by an order under section 2(7) of the Act) as may be agreed upon between the Directors and the member paying such consideration in advance.

38.	The Company may:

(a)	acting by its Directors, make arrangements on the issue of shares for a difference between the members in the amounts and times of payment of calls on their shares;

(b)	acting by its Directors, accept from any member the whole or a part of the amount remaining unpaid on any shares held by him or her, although no part of that amount has been called up;

(c)	acting by its Directors and subject to the Act, pay a dividend in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

(d)

by special resolution determine that any portion of its share capital which has not been already called up shall not be capable of being called up except in the event and for the purposes of the Company being wound up; upon the Company doing so, that portion of its share capital shall not be capable of being called up except in that event and for those purposes.

Lien

39.

The Company shall have a first and paramount lien on every share (not being a fully paid share) for all consideration (whether immediately payable or not) called, or payable at a fixed time, in respect of that share.

40.	The Directors may at any time declare any share in the Company to be wholly or in part exempt from Article 39.

41.	The Company’s lien on a share shall extend to all dividends payable on it.

42.

The Company may sell, in such manner as the Directors think fit, any shares on which the Company has a lien, but no sale shall be made unless (i) a sum in respect of which the lien exists is immediately payable; and (ii) the following conditions are satisfied:

42.1

a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is immediately payable, has been given to the registered holder of the share for the time being, or the person entitled thereto by reason of his or her death or bankruptcy; and

42.2	a period of 14 days after the date of giving of that notice has expired.

43.	The following provisions apply in relation to a sale referred to in Article 42:

43.1	to give effect to any such sale, the Directors may authorise some person to transfer the shares sold to the purchaser of them;

43.2	the purchaser shall be registered as the holder of the shares comprised in any such transfer;

43.3

the purchaser shall not be bound to see to the application of the purchase consideration, nor shall his or her title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale; and

43.4

the proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is immediately payable, and the residue, if any, shall (subject to a like lien for sums not immediately payable as existed upon the shares before the sale) be paid to the person entitled to the shares at the date of the sale.

Forfeiture

44.

If a member of the Company fails to pay any call or instalment of a call on the day appointed for payment of it, the Directors may, at any time thereafter during such time as any part of the call or instalment remains unpaid, serve a notice on the member requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

45.	The notice referred to in Article 44 shall:

45.1	specify a further day (not earlier than the expiration of 14 days after the date of service of the notice) on or before which the payment required by the notice is to be made; and

45.2	state that, if the amount concerned is not paid by the day so specified, the shares in respect of which the call was made will be liable to be forfeited.

46.

If the requirements of the notice referred to in Article 45 are not complied with, any share in respect of which the notice has been served may at any time after the day so specified (but before, should it occur, the payment required by the notice has been made) be forfeited by a resolution of the Directors to that effect.

47.

On the trial or hearing of any action for the recovery of any money due for any call, it shall be sufficient to prove that the name of the member sued is entered in the Register as the holder, or one of the holders, of the shares in the capital of the Company in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the member sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

48.

A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

49.

A person whose shares have been forfeited shall cease to be a member of the Company in respect of the forfeited shares, but shall, notwithstanding, remain liable to pay to the Company all consideration which, at the date of forfeiture, were payable by him or her to the Company in respect of the shares, but his or her liability shall cease if and when the Company shall have received payment in full of all such consideration in respect of the shares.

50.

A statement in writing that the maker of the statement is a Director or the Company Secretary, and that a share in the Company has been duly forfeited on a date stated in the statement, shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share.

51.	The following provisions apply in relation to a sale or other disposition of a share referred to in Article 48:

51.1

the Company may receive the consideration, if any, given for the share on the sale or other disposition of it and may execute a transfer of the share in favour of the person to whom the share is sold or otherwise disposed of (the “disponee”);

51.2	upon such execution, the disponee shall be registered as the holder of the share; and

51.3

the disponee shall not be bound to see to the application of the purchase consideration, if any, nor shall his or her title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

52.

The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share in the capital of the Company, becomes payable at a fixed time, whether on account of the nominal value of the share in the capital of the Company or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

53.

The Directors may accept the surrender of any share in the capital of the Company which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered share in the capital of the Company shall be treated as if it has been forfeited.

Variation of company capital

54.	The Company may, by ordinary resolution and in accordance with section 83 of the Act, do any one or more of the following, from time to time:

54.1	consolidate and divide all or any of its shares into shares of a larger nominal value than its existing shares;

54.2

subdivide its shares, or any of them, into shares of a smaller nominal value, so however, that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived;

54.3	increase the nominal value of any of its shares by the addition to them of any undenominated capital;

54.4

reduce the nominal value of any of its shares by the deduction from them of any part of that value, subject to the crediting of the amount of the deduction to undenominated capital, other than the share premium account;

54.5

without prejudice or limitation to Articles 94 to 99 and the powers conferred on the Directors thereby, convert any undenominated capital into shares for allotment as bonus shares to holders of existing shares;

54.6	increase its share capital by new shares of such amount as it thinks expedient; or

54.7

cancel shares of its share capital which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the shares so cancelled.

55.	Subject to the provisions of these Articles, the Company may:

55.1

by special resolution, and subject to the provisions of the Act governing the variation of rights attached to classes of shares and the amendment of these Articles, convert any of its shares into redeemable shares; or

55.2

by special resolution, and subject to the provisions of the Act (or as otherwise required or permitted by applicable law) alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these Articles.

Reduction of company capital

56.

The Company may, in accordance with the provisions of sections 84 to 87 of the Act, reduce its company capital in any way it thinks expedient and, without prejudice to the generality of the foregoing, may thereby:

56.1	extinguish or reduce the liability on any of its shares in respect of share capital not paid up;

56.2	either with or without extinguishing or reducing liability on any of its shares, cancel any paid up company capital which is lost or unrepresented by available assets; or

56.3	either with or without extinguishing or reducing liability on any of its shares, pay off any paid up company capital which is in excess of the wants of the Company.

Unless the special resolution provides otherwise, a reserve arising from the reduction of company capital is to be treated for all purposes as a realised profit in accordance with section 117(9) of the Act. Nothing in this Article 56 shall, however, prejudice or limit the Company’s ability to perform or engage in any of the actions described in section 83(1) of the Act by way of ordinary resolution only.

Transfer of shares

57.

Subject to the Act and to such of the restrictions contained in these Articles (including, without limitation, Article 10) as may be applicable, any member may transfer all or any of his shares (of any class) by an instrument of transfer in the usual common form or in any other form which the Board may from time to time approve. The instrument of transfer may be endorsed on the certificate.

58.

The instrument of transfer of a share shall be signed by or on behalf of the transferor and, if the share is not fully paid, by or on behalf of the transferee. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect of it. All instruments of transfer may be retained by the Company.

59.

The instrument of transfer of any share may be executed for and on behalf of the transferor by the Company Secretary or any other party designated by the Board for such purpose, and the Company Secretary or any other party designated by the Board for such purpose shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred, the date of the agreement to transfer shares and the price per share, shall, once executed by the transferor or the Company Secretary or any other party designated by the Board for such purpose as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of the Act. The transferor shall be deemed to remain the member holding the share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

60.

The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those shares and (iii) to the extent permitted by section 1042 of the Act, claim a first and paramount lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares.

61.

Notwithstanding the provisions of these Articles and subject to any regulations made under the Act, title to any shares in the Company may also be evidenced and transferred without a written instrument in accordance with the Act or any regulations made thereunder. The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

62.

The Board may, in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any share which is not a fully-paid share. The Board may also decline to register any transfer if:

62.1

the instrument of transfer is not duly stamped, if required, and lodged at the Office or any other place as the Board may from time to time specify for the purpose, accompanied by the certificate (if any) for the shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

62.2	the instrument of transfer is in respect of more than one class of share;

62.3	the instrument of transfer is in favour of more than four persons jointly;

62.4

it is not satisfied that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; or

62.5	it is not satisfied that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.

63.

Subject to any directions of the Board from time to time in force, the Company Secretary or any other party designated by the Board for such purpose may exercise the powers and discretions of the Board under Article 62, Article 86, Article 93 and Article 95.

64.	If the Board declines to register a transfer it shall, within one month after the date on which the instrument of transfer was lodged, send to the transferee notice of such refusal.

65.

No fee shall be charged by the Company for registering any transfer or for making any entry in the Register concerning any other document relating to or affecting the title to any share (except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed on it in connection with such transfer or entry).

Transmission of shares

66.

In the case of the death of a member, the survivor or survivors, where the deceased was a joint holder, and the personal representatives of the deceased where he or she was a sole holder, shall be the only persons recognised by the Company as having any title to his or her interest in the shares.

67.	Nothing in Article 66 shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by him or her with other persons.

68.

Any person becoming entitled to a share in consequence of the death or bankruptcy of a member may, upon such evidence being produced as may from time to time properly be required by the Directors and subject to Article 69, elect either: (a) to be registered himself or herself as holder of the share; or (b) to have some person nominated by him or her (being a person who consents to being so registered) registered as the transferee thereof.

69.

The Directors shall, in either of those cases, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by that member before his or her death or bankruptcy, as the case may be.

70.

If the person becoming entitled as mentioned in Article 68: (a) elects to be registered himself or herself, the person shall furnish to the Company a notice in writing signed by him or her stating that he or she so elects; or (b) elects to have another person registered, the person shall testify his or her election by executing to that other person a transfer of the share.

71.

All the limitations, restrictions and provisions of Articles 66 to 70 shall be applicable to a notice or transfer referred to in Article 70 as if the death or bankruptcy of the member concerned had not occurred and the notice or transfer were a transfer signed by that member.

72.

Subject to Article 73 and Article 74, a person becoming entitled to a share by reason of the death or bankruptcy of the holder shall be entitled to the same dividends and other advantages to which he or she would be entitled if he or she were the registered holder of the share.

73.

A person referred to in Article 72 shall not, before being registered as a member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.

74.

The Directors may at any time serve a notice on any such person requiring the person to make the election provided for by Article 68 and, if the person does not make that election (and proceed to do, consequent on that election, whichever of the things mentioned in Article 70 is appropriate) within ninety days after the date of service of the notice, the Directors may thereupon withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.

75.

The Company may charge a fee not exceeding €10.00 on the registration of every probate, letters of administration, certificate of death, power of attorney, notice as to stock or other instrument or order.

76.

The Directors may determine such procedures as they shall think fit regarding the transmission of shares in the Company held by a body corporate that are transmitted by operation of law in consequence of a merger or division.

Closing Register or Fixing Record Date

77.

For the purpose of determining members entitled to notice of or to vote at any meeting of members or any adjournment thereof, or members entitled to receive payment of any dividend, or in order to make a determination of members for any other proper purpose, the Board may provide, subject to the requirements of section 174 of the Act, that the Register shall be closed for transfers at such times and for such periods, not exceeding in the whole thirty days in each year. If the Register shall be so closed for the purpose of determining members entitled to notice of, or to vote at, a meeting of members, such Register shall, subject to applicable law and Exchange rules, be so closed for at least five days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register.

78.

In lieu of, or apart from, closing the Register, the Board may fix in advance a date as the record date (a) for any such determination of members entitled to notice of or to vote at a meeting of the members, which record date shall not, subject to applicable law and Exchange rules, be more than sixty days before the date of such meeting, and (b) for the purpose of determining the members entitled to receive payment of any dividend or other distribution, or in order to make a determination of members for any other proper purpose, which record date shall not, subject to applicable law and Exchange rules, be more than sixty days prior to the date of payment of such dividend or other distribution or the taking of any action to which such determination of members is relevant.

79.

If the Register is not so closed and no record date is fixed for the determination of members entitled to notice of or to vote at a meeting of members, the date immediately preceding the date on which notice of the meeting is deemed given under these Articles shall be the record date for such determination of members. Where a determination of members entitled to vote at any meeting of members has been made as provided in these Articles, such determination shall apply to any adjournment thereof; provided, however, that the Directors may fix a new record date of the adjourned meeting, if they think fit.

Dividends

80.

The Company in a general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors. Any general meeting declaring a dividend and any resolution of the Directors declaring an interim dividend may direct payment of such dividend or interim dividend wholly or partly by the distribution of specific assets including paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways, and the Directors shall give effect to such resolution.

81.	The Directors may from time to time:

81.1

pay to the members such dividends (whether as either interim dividends or final dividends) as appear to the Directors to be justified by the profits of the Company, subject to section 117 and Chapter 6 of Part 17 of the Act;

81.2

before declaring any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied, and pending such application may, at the like discretion either be employed in the business of the Company or be held as cash or cash equivalents or invested in such investments as the Directors may lawfully determine; and

81.3	without placing the profits of the Company to reserve, carry forward any profits which they may think prudent not to distribute.

82.	Unless otherwise specified by the Directors at the time of declaring a dividend, the dividend shall be a final dividend.

83.

Where the Directors specify that a dividend is an interim dividend at the time it is declared, such interim dividend shall not constitute a debt recoverable against the Company and the declaration may be revoked by the Directors at any time prior to its payment provided that the holders of the same class of share are treated equally on any revocation.

84.

Subject to the rights of persons, if any, entitled to shares with special rights as to dividend (and to the rights of the Company under Articles 39 to 43 and Article 86) all dividends shall be declared and paid such that shares of the same class shall rank equally irrespective of the premium credited as paid up on such shares.

85.	If any share is issued on terms providing that it shall rank for a dividend as from a particular date, such share shall rank for dividend accordingly.

86.

The Directors may deduct from any dividend payable to any member, all sums of money (if any) immediately payable by him or her to the Company on account of calls or otherwise in relation to the shares of the Company.

87.

The Directors when declaring a dividend or bonus may direct payment of such dividend or bonus wholly or partly by the distribution of specific assets and, in particular, paid up shares, debentures or debenture stock of any other company or in any one or more of such ways.

88.	Where any difficulty arises in regard to a distribution, the Directors may settle the matter as they think expedient and, in particular, may:

88.1	issue fractional certificates (subject always to the restriction on the issue of fractional shares) and fix the value for distribution of such specific assets or any part of them;

88.2	determine that cash payments shall be made to any members upon the footing of the value so fixed, in order to adjust the rights of all the parties; and

88.3	vest any such specific assets in trustees as may seem expedient to the Directors.

89.	Any dividend, interest or other moneys payable in cash in respect of any shares may be paid:

89.1

by cheque or negotiable instrument sent by post directed to or otherwise delivered to the registered address of the holder, or where there are joint holders, to the registered address of that one of the joint holders who is first named on the register or to such person and to such address as the holder or the joint holders may in writing direct; or

89.2	by transfer to a bank account nominated by the payee or where such an account has not been so nominated, to the account of a trustee nominated by the Company to hold such moneys,

provided that the debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

90.	Any such cheque or negotiable instrument referred to in Article 89 shall be made payable to the order of the person to whom it is sent.

91.

Any one of two or more joint holders may give valid receipts for any dividends, bonuses or other moneys payable in respect of the shares held by them as joint holders, whether paid by cheque or negotiable instrument or direct transfer.

92.	No dividend shall bear interest against the Company.

93.

If the Directors so resolve, any dividend or distribution which has remained unclaimed for twelve years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend, distribution or other moneys payable in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

Bonus issue of shares

94.	Any capitalisation provided for in Articles 95 to 99 inclusive will not require approval or ratification by the members.

95.

The Directors may resolve to capitalise any part of a relevant sum (within the meaning of Article 96) by applying such sum in paying up in full unissued shares of a nominal value or nominal value and premium, equal to the sum capitalised, to be allotted and issued as fully paid bonus shares, to those members of the Company who would have been entitled to that sum if it were distributed by way of dividend (and in the same proportions).

96.

For the purposes of Article 95, “relevant sum” means: (a) any sum for the time being standing to the credit of the Company’s undenominated capital; (b) any of the Company’s profits available for distribution; (c) any sum representing unrealised revaluation reserves; or (d) a merger reserve or any other capital reserve of the Company.

97.

The Directors may in giving effect to any resolution under Article 95 make: (a) all appropriations and applications of the undivided profits resolved to be capitalised by the resolution; and (b) all allotments and issues of fully paid shares, if any, and generally shall do all acts and things required to give effect to the resolution.

98.	Without limiting Article 97, the Directors may:

98.1

make such provision as they think fit for the case of shares becoming distributable in fractions (and, again, without limiting the foregoing, may sell the shares represented by such fractions and distribute the net proceeds of such sale amongst the members otherwise entitled to such fractions in due proportions);

98.2

authorise any person to enter, on behalf of all the members concerned, into an agreement with the Company providing for the allotment to them, respectively credited as fully paid up, of any further shares to which they may become entitled on the capitalisation concerned or, as the case may require, for the payment by the application thereto of their respective proportions of the profits resolved to be capitalised of the amounts remaining unpaid on their existing shares, and any agreement made under such authority shall be effective and binding on all the members concerned.

99.

Where the Directors have resolved to approve a bona fide revaluation of all the fixed assets of the Company, the net capital surplus in excess of the previous book value of the assets arising from such revaluation may be: (a) credited by the Directors to undenominated capital, other than the share premium account; or (b) used in paying up unissued shares of the Company to be issued to members as fully paid bonus shares.

General Meetings – General

100.

The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it; and not more than 15 months shall elapse between the date of one annual general meeting of the Company and that of the next.

101.	The annual general meeting shall be held in such place and at such time as the Directors shall determine.

102.	All general meetings of the Company other than annual general meetings shall be called extraordinary general meetings.

103.

The Directors may, whenever they think fit, convene an extraordinary general meeting. An extraordinary general meeting shall also be convened by the Directors on the requisition of members, or if the Directors fail to so convene an extraordinary general meeting, such extraordinary general meeting may be convened by the requisitioning members, in each case in accordance with section 178(3) to (7) of the Act.

104.

If at any time the number of Directors is less than four, any Director may convene an extraordinary general meeting in the same manner as nearly as possible as that in which meetings may be convened by the Directors.

105.

An annual general meeting or extraordinary general meeting of the Company may be held outside of Ireland. The Company shall make, at its expense, all necessary arrangements to ensure that members can by technological means participate in any such meeting without leaving Ireland.

106.	A general meeting of the Company may be held in two or more venues (whether inside or outside of Ireland) at the same time using any technology that provides members, as a whole, with a reasonable opportunity to participate, and such participation shall be deemed to constitute presence in person at the meeting.

Notice of general meetings

107.	The only persons entitled to notice of general meetings of the Company are:

107.1	the members;

107.2	the personal representatives of a deceased member, which member would but for his death be entitled to vote;

107.3	the assignee in bankruptcy of a bankrupt member of the Company (being a bankrupt member who is entitled to vote at the meeting);

107.4	the Directors and Company Secretary; and

107.5

unless the Company is entitled to and has availed itself of the audit exemption under the Act, the Auditors (who shall also be entitled to receive other communications relating to any general meeting which a member is entitled to receive).

108.

Subject to the provisions of the Act allowing a general meeting to be called by shorter notice, an annual general meeting and an extraordinary general meeting called for the passing of a special resolution shall be called by at least twenty-one days’ notice. Any other extraordinary general meeting shall also be called by at least twenty-one days’ notice, except that it may be called by fourteen days’ notice where:

108.1	all members, who hold shares that carry rights to vote at the meeting, are permitted to vote by electronic means at the meeting; and

108.2	a special resolution reducing the period of notice to fourteen days has been passed at the immediately preceding annual general meeting, or at a general meeting held since that meeting.

109.

Any notice convening a general meeting shall specify the time and place of the meeting and, in the case of special business, the general nature of that business and, in reasonable prominence, that a member entitled to attend, speak, ask questions and vote is entitled to appoint a proxy to attend, speak, ask questions and vote in his place and that a proxy need not be a member of the Company. Every notice shall specify such other details as are required by applicable law or the relevant code, rules and regulations applicable to the listing of the shares on any Exchange. Subject to any restrictions imposed on any shares, the notice shall be given to all the members and to the Directors and Auditors.

110.	The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.

111.

In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive such notice shall not invalidate any resolution passed or any proceeding at any such meeting. A member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of shares in the Company will be deemed, subject to Article 114, to have received notice of that meeting and, where required, of the purpose for which it was called.

112.

Where, by any provision contained in the Act, extended notice is required of a resolution, the resolution shall not be effective (except where the Directors have resolved to submit it) unless notice of the intention to move it has been given to the Company not less than twenty-eight days (or such shorter period as the Act permits) before the meeting at which it is moved, and the Company shall give to the members notice of any such resolution as required by and in accordance with the provisions of the Act.

113.	In determining the correct period of notice for a general meeting, only Clear Days shall be counted.

114.

Whenever any notice is required to be given by law or by these Articles to any person or persons, a waiver thereof in writing, signed by the person or persons entitled to the notice whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Written decision of sole member

115.	At any time that the Company is a single-member company, its sole member may pass any resolution as a written decision in accordance with section 196 of the Act.

Quorum for general meetings

116.

Two or more members present in person or by proxy and having the right to attend and vote at the meeting and together holding shares representing more than 50% of the votes that may be cast by all members at the relevant time shall be a quorum at a general meeting; for the avoidance of doubt, at any time when the Company is a single-member company, one member of the Company present in person or by proxy at a general meeting of it shall be a quorum.

117.	If within 15 minutes (or such greater time determined by the chairperson) after the time appointed for a general meeting a quorum is not present, then:

117.1	the meeting shall stand adjourned to the same day in the next week, at the same time and place or to such other day and at such other time and place as the Directors may determine; and

117.2

if at the adjourned meeting a quorum is not present within half an hour (or such greater time determined by the chairperson) after the time appointed for the meeting, the members present shall be a quorum.

Proxies

118.

Every member entitled to attend, speak, ask questions and vote at a general meeting may appoint a proxy or proxies to attend, speak, ask questions relating to items on the agenda and vote on his behalf and may appoint more than one proxy to attend, speak, ask questions and vote at the same general meeting provided that, where a member appoints more than one proxy in relation to a general meeting, each proxy must be appointed to exercise the rights attached to different shares held by that member.

119.

The appointment of a proxy shall be in writing in any usual form or in any other form which the Directors may approve and shall be signed by or on behalf of the appointor. The signature on such appointment need not be witnessed. A body corporate may sign a form of proxy under its common seal or under the hand of a duly authorised officer thereof or in such other manner as the Directors may approve. A proxy need not be a member of the Company. A member shall be entitled to appoint a proxy by electronic means, to an address specified by the Company. The proxy form must make provision for three-way voting (i.e., to allow votes to be cast for or against a resolution or to be withheld) on all resolutions intended to be proposed, other than resolutions which are merely procedural. An instrument or other form of communication appointing or evidencing the appointment of a proxy or a corporate representative (other than a standing proxy or representative) together with such evidence as to its due execution as the Board may from time to time require, may be returned to the address or addresses stated in the notice of meeting or adjourned meeting or any other information or communication by such time or times as may be specified in the notice of meeting or adjourned meeting or in any other such information or communication (which times may differ when more than one place is so specified) or, if no such time is specified, at any time prior to the holding of the relevant meeting or adjourned meeting at which the appointee proposes to vote, and, subject to the Act, if not so delivered the appointment shall not be treated as valid.

120.	Without limiting the foregoing, in relation to any shares which are held in uncertificated form, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic communication in the form of an Uncertificated Proxy Instruction, (that is, a properly authenticated dematerialised instruction, and/or other instruction or notification, which is sent by means of the relevant system concerned and received by such participant in that system acting on behalf of the Company as the Directors may prescribe, in such form and subject to such terms and conditions as may from time to time be prescribed by the Directors (subject always to the facilities and requirements of the relevant system concerned)); and may in a similar manner permit supplements to, or amendments or revocations of, any such Uncertificated Proxy Instruction to be made by like means. The Directors may in addition prescribe the method of determining the time at which any such properly authenticated dematerialised instruction (and/or other instruction or notification) is to be treated as received by the Company or such participant. The Directors may treat any such Uncertificated Proxy Instruction which purports to be or is expressed to be sent on behalf of a holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that holder.

Bodies corporate acting by representatives at meetings

121.

Any body corporate which is a member, or a proxy for a member, of the Company may by resolution of its directors or other governing body authorise such person or persons as it thinks fit to act as its representative or representatives at any meeting of the Company or of any class of members of the Company and, subject to evidence being furnished to the Company of such authority as the Directors may reasonably require, any person(s) so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company or, where more than one such representative is so authorized, all or any of the rights attached to the shares in respect of which he is so authorised. Where a body corporate appoints more than one representative in relation to a general meeting, each representative must be appointed to exercise the rights attached to different shares held by that body corporate.

Receipt of proxy appointments

122.	Where the appointment of a proxy and any authority under which it is signed or a copy certified notarially or in some other way approved by the Directors is to be received by the Company:

122.1

in physical form, it shall be deposited at the Office or (at the option of the member) at such other place or places (if any) as may be specified for that purpose in or by way of note to the notice convening the meeting;

122.2	in electronic form, it may be so received where an address has been specified by the Company for the purpose of receiving electronic communications:

(a)	in the notice convening the meeting; or

(b)	in any appointment of proxy sent out by the Company in relation to the meeting; or

(c)	in any invitation contained in an electronic communication to appoint a proxy issued by the Company in relation to the meeting;

provided that it is so received by the Company no later than 3 hours, or such other time as may be communicated to the members, before the time for holding the meeting or adjourned meeting or (in the case of a poll taken otherwise than at or on the same day as the meeting or adjourned meeting) for the taking of the poll at which it is to be used, at which the person named in the proxy proposes to vote and in default shall not be treated as valid or, in the case of a meeting which is adjourned to, or a poll which is to be taken on, a date not later than the record date applicable to the meeting which was adjourned or the poll, it shall be sufficient if the appointment of a proxy and any such authority and certification thereof as aforesaid is so received by the Company at the commencement of the adjourned meeting or the taking of the poll. An appointment of a proxy relating to more than one meeting (including any adjournment thereof) having once been so received for the purposes of any meeting shall not be required to be delivered, deposited or received again for the purposes of any subsequent meeting to which it relates.

Effect of proxy appointments

123.	Effect of proxy appointments:

123.1

Receipt by the Company of an appointment of a proxy in respect of a meeting shall not preclude a member from attending and voting at the meeting or at any adjournment thereof. However, if that member votes at the meeting or at any adjournment thereof, then as regards to the resolution(s) any proxy appointment delivered to the Company by or on behalf of that same member shall on a poll, be invalid to the extent that such member votes in respect of the shares to which the proxy notice relates.

123.2

An appointment of a proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates and shall be deemed to confer authority to speak at a general meeting and to demand or join in demanding a poll.

124.

A proxy shall have the right to exercise all or any of the rights of his appointor, or (where more than one proxy is appointed) all or any of the rights attached to the shares in respect of which he is appointed as the proxy to attend, and to speak and vote, at a general meeting of the Company. Unless his appointment provides otherwise, a proxy may vote or abstain at his discretion on any resolution put to the vote.

Effect of revocation of proxy or of authorisation

125.

A vote given or poll demanded in accordance with the terms of an appointment of a proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the previous death, insanity or winding up of the principal, or the revocation of the appointment of a proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or the transfer of the share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no notice in writing (whether in electronic form or otherwise) of such death, insanity, winding up, revocation or transfer is received by the Company at the Office before the commencement of the meeting.

126.

The Directors may send to the members, at the expense of the Company, by post, electronic mail or otherwise, forms for the appointment of a proxy (with or without reply paid envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative. If, for the purpose of any meeting, invitations to appoint as proxy a person or one of a number of persons specified in the invitations are issued at the expense of the Company, such invitations shall be issued to all (and not to some only) of the members entitled to be sent a notice of the meeting and to vote thereat by proxy, but the accidental omission to issue such invitations to, or the non-receipt of such invitations by, any member shall not invalidate the proceedings at any such meeting.

The business of general meetings

127.

All business shall be deemed to be special business that is transacted at an extraordinary general meeting or that is transacted at an annual general meeting other than, in the case of an annual general meeting, the business specified in Article 131 which shall be ordinary business.

128.	At any meeting of the members, only such business shall be conducted as shall have been properly brought before such meeting. To be properly brought before an annual general meeting, business must be:

128.1	specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board;

128.2	otherwise properly brought before the meeting by or at the direction of the Board; or

128.3	otherwise properly brought before the meeting by a member.

129.

Without prejudice to any procedure which may be permitted under the Act, for business to be properly brought before an annual general meeting by a member, the member must have given timely notice thereof in writing to the Company Secretary. To be timely, a member’s notice must be received not less than sixty days nor more than ninety days prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is advanced by more than thirty days or delayed by more than sixty days from such anniversary, notice by the member to be timely must be so received no earlier than the ninetieth day prior to such annual general meeting and not later than the close of business on the later of (i) the sixtieth day prior to such annual general meeting or (ii) the tenth day following the date on which notice of the date of the annual general meeting was mailed or public disclosure thereof was made by the Company, whichever event in this clause (ii) first occurs. For the avoidance of doubt, in no event shall the adjournment or postponement of any general meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a member’s notice to the Company Secretary pursuant to this Article 129. Each such notice shall set forth as to each matter the member proposes to bring before the annual general meeting (other than a nomination for election as a director, which shall be governed by Article 171):

129.1	a brief description of the business desired to be brought before the annual general meeting and the reasons for conducting such business at the meeting;

129.2	the name and address, as they appear on the Register, of the member proposing such business;

129.3	the class, series and number of shares of the Company which are beneficially owned by the member;

129.4

whether and the extent to which any hedging, derivative or other transaction is in place or has been entered into within the prior six months preceding the date of delivery of the notice by or for the benefit of the member with respect to the Company or its subsidiaries or any of their respective securities, debt instruments or credit ratings, the effect or intent of which transaction is to give rise to gain or loss as a result of changes in the trading price of such securities or debt instruments or changes in the credit ratings for the Company, its subsidiaries or any of their respective securities or debt instruments (or, more generally, changes in the perceived creditworthiness of the Company or its subsidiaries), or to increase or decrease the voting power of the member, and if so, a summary of the material terms thereof; and

129.5	any material interest of the member in such business.

To be properly brought before an extraordinary general meeting, other than pursuant to Article 128, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board or by the Company Secretary pursuant to the applicable provisions of these Articles or (ii) otherwise properly brought before the meeting by or at the direction of the Board.

130.

The chairperson of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of these Articles, and if he or she should so determine, any such business not properly brought before the meeting shall not be transacted. Nothing herein shall be deemed to affect any rights of members to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

131.	The business of the annual general meeting shall include:

131.1	the consideration of the Company’s statutory financial statements and the report of the Directors and the report of the Auditors on those statements and that report;

131.2	the review by the members of the Company’s affairs;

131.3	the authorisation of the Directors to approve the remuneration of the Auditors (if any); and

131.4	the appointment or re-appointment of Auditors.

Proceedings at general meetings

132.

The Chairman, if any, shall preside as chairperson at every general meeting of the Company, or if there is no such Chairman, or if he or she is not present at the time appointed for the holding of the meeting or is unwilling to act, the Directors present shall elect one of their number to be chairperson of the meeting.

133.

If at any meeting no Director is willing to act as chairperson or if no Director is present at the time appointed for holding the meeting, the members present shall choose one of their number to be chairperson of the meeting.

134.

At each meeting of members, the chairperson of the meeting shall fix and announce the date and time of the opening and the closing of the polls for each matter upon which the members will vote at the meeting and shall determine the order of business and all other matters of procedure.

135.

The Directors may adopt such rules, regulations and procedures for the conduct of any meeting of the members as they deem appropriate. Except to the extent inconsistent with any applicable rules, regulations and procedures adopted by the Board, the chairperson of any meeting may adopt such rules, regulations and procedures for the meeting, which need not be in writing, and take such actions with respect to the conduct of the meeting, as the chairperson of the meeting deems appropriate, to maintain order and safety and for the conduct of the meeting. Without limiting the foregoing, he or she may:

135.1	limit attendance at or participation in the meeting to members of record of the Company, their duly authorised proxies or such other persons as the chairperson of the meeting shall determine;

135.2	restrict dissemination of materials and use of audio or visual recording devices at the meeting;

135.3	take steps to maintain order and safety at the meeting;

135.4	establish seating arrangements;

135.5	restrict entry to the meeting after the time fixed for its commencement;

135.6	establish an agenda or order of business;

135.7	adjourn the meeting without a vote of the members, whether or not there is a quorum present;

135.8	limit the time allotted to member questions or comments; and

135.9	make rules governing speeches and debate including time limits and access to microphones.

The chairperson of the meeting acts in his or her absolute discretion and his or her rulings are not subject to appeal.

136.

The chairperson of the meeting may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place.

137.	No business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

138.

When a meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting but, subject to that, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

139.	Each Director and the Auditors shall be entitled to attend and speak at any general meeting of the Company.

140.

140.1

No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the chairperson of the meeting decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

140.2	If the chairperson of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his or her ruling. Any ruling by the chairperson of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

141.

141.1	For business to be properly requested by a member to be brought before a general meeting, the member must comply with the requirements of the Act or:

(a)	be a member at the time of the giving of the notice for such general meeting;

(b)	be entitled to vote at such meeting; and

(c)	have given timely and proper notice in writing to the Company Secretary in accordance with Article 129.

142.

Except where a greater majority is required by the Act or these Articles, any question proposed for a decision of the members at any general meeting of the Company or a decision of any class of members at a separate meeting of any class of shares shall be decided by an ordinary resolution.

Voting

143.	At any general meeting, a resolution put to the vote of the meeting shall be decided on a poll.

144.

Save as provided in Article 145 of these Articles, a poll shall be taken in such manner as the chairperson of the meeting directs and he or she may appoint scrutineers (who need not be members) and fix a time and place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

145.

A poll demanded on the election of a chairperson of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken either forthwith or at such time and place as the chairperson of the meeting may direct. The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll was demanded.

146.

No notice need be given of a poll not taken forthwith if the time and place at which it is to be taken are announced at the meeting at which it is demanded. In any other case at least seven Clear Days’ notice shall be given specifying the time and place at which the poll is to be taken.

147.

If authorised by the Directors, any vote taken by written ballot may be satisfied by a ballot submitted by electronic and/or telephonic transmission, provided that any such electronic or telephonic submission must either set forth or be submitted with information from which it can be determined that the electronic or telephonic submission has been authorised by the member or proxy.

Votes of Members

148.

Subject to the provisions of these Articles and any rights or restrictions for the time being attached to any class or classes of shares in the capital of the Company, every member of record present in person or by proxy shall have one vote for each share registered in his or her name in the Register.

149.

Where there are joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holder or holders; and for this purpose, seniority shall be determined by the order in which the names of the joint holders stand in the Register.

150.

A member who has made an enduring power of attorney, or a member in respect of whom an order has been made by any court having jurisdiction in cases of unsound mind, may vote by his or her committee, donee of an enduring power of attorney, receiver, guardian or other person appointed by the foregoing court, and any such committee, donee of an enduring power of attorney, receiver, guardian or other persons appointed by the foregoing court may speak or vote by proxy.

151.

No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the chairperson of the general meeting whose decision shall be final and conclusive.

152.

A person shall be entered on the Register by the record date specified in respect of a general meeting in order to exercise the right of a member to participate and vote at the general meeting and any change to an entry on the Register after the record date shall be disregarded in determining the right of any person to attend and vote at the meeting.

153.

Votes may be given either personally (including by a duly authorised representative of a corporate member) or by proxy. On a poll taken at a meeting of the members of the Company or a meeting of any class of members of the Company, a member, whether present in person or by proxy, entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

154.

Subject to such requirements and restrictions as the Directors may specify, the Company may permit members to vote by correspondence in advance of a general meeting in respect of one or more of the resolutions proposed at a meeting. Where the Company permits members to vote by correspondence, it shall only count votes cast in advance by correspondence, where such votes are received at the address and before the date and time specified by the Company, provided the date and time is no more than 24 hours before the time at which the vote is to be concluded.

155.

Subject to such requirements and restrictions as the Directors may specify, the Company may permit members who are not physically present at a meeting to vote by electronic means at the general meeting in respect of one or more of the resolutions proposed at a meeting.

156.

Where a member requests a full account of a vote before or on the declaration of the result of a vote at a general meeting, then with respect to each resolution proposed at a general meeting the Company shall establish:

156.1	the number of shares for which votes have been validly cast;

156.2	the proportion of the Company’s issued share capital at close of business on the record date before the meeting represented by those votes;

156.3	the total number of votes validly cast, and

156.4	the number of votes cast in favour of and against each resolution and, if counted, the number of abstentions.

157.

Where no member requests a full account of the voting before or on the declaration of the result of a vote at a general meeting, it shall be sufficient for the Company to establish the voting results only to the extent necessary to ensure that the required majority is reached for each resolution. The Company shall ensure that a voting result established in accordance with this Article is published on its internet site or the site of the SEC not later than the end of the fifteenth day after the date of the meeting at which the voting result was obtained.

158.	Where there is an equality of votes, the chairperson of the meeting shall not have a second or casting vote.

159.	No member shall be entitled to vote at any general meeting of the Company unless all calls or other sums immediately payable by him or her in respect of shares in the Company have been paid.

Class meetings

160.	The provisions of these Articles relating to general meetings shall, as far as applicable, apply in relation to any meeting of any class of member of the Company.

Appointment of Directors

161.

The number of Directors shall be fixed from time to time by the Board, provided that in no case shall the number fixed by the Board be less than four nor more than fourteen unless this is approved by an ordinary resolution passed in accordance with Article 169.

162.

Each Director shall (unless his office is earlier vacated in accordance with these Articles) serve for a one-year term concluding at the later of (x) the annual general meeting after such Director was last appointed or reappointed, and (y) subject to Article 167, until his successor is elected and qualified. Any Director retiring at an annual general meeting will be eligible for re-appointment at that annual general meeting in accordance with these Articles.

163.

The Board, upon recommendations of the nomination and governance committee (or equivalent committee established by the Board), shall propose nominees for election to the office of Director at each annual general meeting.

164.

Without prejudice to Article 216, the Directors may be appointed by the members in a general meeting, provided that no person other than a Director retiring at the meeting shall, save where recommended by the Board, be eligible for election to the office of Director at any general meeting unless the requirements of Article 171 as to his or her eligibility for that purpose have been complied with.

165.

Each Director shall be elected by an ordinary resolution at such meeting, provided that if, as of, or at any time prior to, fourteen days before the filing of the Company’s definitive proxy statement with the SEC relating to such general meeting, the number of Director nominees exceeds the number of Directors to be elected (a “contested election”), each of those nominees shall be voted upon as a separate resolution and the Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at any such meeting and entitled to vote on the election of Directors.

For the purposes of this Article 165, “elected by a plurality” means the election of those director nominees, equalling in number to the number of positions to be filled at the relevant general meeting, that received the highest number of votes.

166.

Any nominee for election to the Board who is then serving as a Director and, in an uncontested election (where the number of Director nominees does not exceed the number of Directors to be elected), receives a greater number of “against” votes than “for” votes shall promptly tender his or her resignation following certification of the vote. The nomination and governance committee of the Board shall then consider the resignation offer and recommend to the Board whether to accept or reject the resignation, or whether other action should be taken; provided that any Director whose resignation is under consideration shall not participate in the nomination and governance committee’s recommendation regarding whether to accept, reject or take other action with respect to his/her resignation. The Board shall take action on the nomination and governance committee’s recommendation within 90 days following certification of the vote, and promptly thereafter publicly disclose its decision and the reasons therefor.

167.

The Directors may from time to time appoint any person to be a Director, either to fill a casual vacancy or as an addition to the existing Directors, provided that the total number of Directors shall not at any time exceed the number as may be provided for in these Articles.

168.	A Director who is appointed pursuant to Article 167 shall be required to retire at the next following annual general meeting, subject to the provisions of Article 162.

169.

The Company may from time to time, by ordinary resolution, increase or reduce the number of Directors provided that any resolution to appoint a director approved by the members that would result in the maximum number of Directors being exceeded shall be deemed to constitute an ordinary resolution increasing the maximum number of Directors to the number that would be in office following such a resolution of appointment.

170.

The Company may, by ordinary resolution, appoint another person in place of a Director removed from office under section 146 of the Act and, without prejudice to the powers of the Directors under Article 167, the Company in a general meeting may appoint any person to be a Director either to fill a casual vacancy or as an additional Director.

171.

Without prejudice to Article 216, the following are the requirements mentioned in Article 164 for the eligibility of a person (the “person concerned”) for election as a Director at a general meeting, namely, any member entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at an annual general meeting only pursuant to the Company’s notice of such meeting or if written notice of such member’s intent to make such nomination or nominations has been received by the Company Secretary at the Company’s Office not less than sixty nor more than ninety days prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is advanced by more than thirty days or delayed by more than sixty days from such anniversary, notice by the member to be timely must be so received no earlier than the ninetieth day prior to such annual general meeting and not later than the close of business on the later of (i) the sixtieth day prior to such annual general meeting and (ii) the tenth day following the day on which notice of the date of the annual general meeting was mailed or public disclosure thereof was made by the Company, whichever event in this clause (ii) first occurs. Each such member’s notice shall set forth:

171.1	the name and address of the member who intends to make the nomination and of the person or persons to be nominated;

171.2

a representation that the member is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

171.3	a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) relating to the nomination or nominations;

171.4

the class and number of shares of the Company which are beneficially owned by such member and by any other members known by such member to be supporting such nominees as of the date of such member’s notice;

171.5

whether and the extent to which any hedging, derivative or other transaction is in place or has been entered into within the prior six months preceding the date of delivery of the notice by or for the benefit of the member with respect to the Company or its subsidiaries or any of their respective securities, debt instruments or credit ratings, the effect or intent of which transaction is to give rise to gain or loss as a result of changes in the trading price of such securities or debt instruments or changes in the credit ratings for the Company, its subsidiaries or any of their respective securities or debt instruments (or, more generally, changes in the perceived creditworthiness of the Company or its subsidiaries), or to increase or decrease the voting power of the member, and if so, a summary of the material terms thereof;

171.6	such other information regarding each nominee proposed by such member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC;

171.7	the consent of each nominee to serve as a Director if so elected; and

171.8	for each nominee who is not an incumbent Director:

(a)	their name, age, business address and residential address;

(b)	their principal occupation or employment;

(c)	the class, series and number of securities of the Company that are owned of record or beneficially by such person;

(d)	the date or dates the securities were acquired and the investment intent of each acquisition;

(e)	any other information relating to such person that is required to be disclosed in proxies for the election of Directors under any applicable securities legislation; and

(f)

any information the Company may require any proposed director nominee to furnish such as it may reasonably require to comply with applicable law and to determine the eligibility of such proposed nominee to serve as a Director and whether such proposed nominee would be considered independent as a Director or as a member of the audit or any other committee of the Board under the various rules and standards applicable to the Company.

Vacation of office by Directors

172.	In addition to the circumstances described in sections 146, 148(1) and 196(2) of the Act, the office of Director shall be vacated:

172.1	ipso facto, if that Director:

(a)	resigns his or her office by notice in writing to the Company;

(b)	becomes subject to a declaration of restriction under section 819 of the Act and the Directors, at any time during the currency of the declaration, resolve that his or her office be vacated;

(c)

resigns his office by spoken declaration at any Board meeting and such resignation is accepted by resolution of that meeting, in which case such resignation shall take effect at the conclusion of such meeting unless otherwise resolved;

(d)	is adjudicated insolvent or bankrupt or makes any arrangement or compromise with his creditors generally (in any jurisdiction);

(e)

is removed from office by notice in writing to the Company: where there is a sole member, by the sole member or where there is more than one member, by any member or members having the right to attend and vote at a general meeting of the Company on a resolution to remove a Director and holding for the time being not less than 90% in nominal value of the shares giving that right; and

172.2	by resolution of the Board:

(a)	where that Director can no longer be reasonably regarded as possessing an adequate decision making capacity by reason of his or her health;

(b)	where that Director is sentenced to a term of imprisonment (whether or not the term is suspended) following conviction of a criminal offence in any jurisdiction;

(c)	where that Director is for more than six months absent, without the permission of the Directors, from meetings of the Directors held during that period;

(d)	where that Director is in employment of the Company, the Company’s holding company or a subsidiary of the Company’s holding company, upon the termination of such employment; or

(e)	in accordance with Article 168;

172.3

and a Director so removed shall have no right to prior notice or to raise any objection to his or her removal from office but any removal (other than one initiated by the Director) shall be without prejudice to any claim for compensation or damages payable as a result of the removal also terminating any contract of service.

Directors’ remuneration and expenses

173.

The remuneration of the Directors shall be such as is determined, from time to time, by the Board and such remuneration shall be deemed to accrue from day to day. The Board may from time to time determine that, subject to the requirements of the Act, all or part of any fees or other remuneration payable to any Director shall be provided in the form of shares or other securities of the Company or any subsidiary of the Company, or options or rights to acquire such shares or other securities, on such terms as the Board may decide.

174.

The Directors may also be paid all travelling, hotel and other expenses properly incurred by them: (a) in attending and returning from: (i) meetings of the Directors or any committee; or (ii) general meetings of the Company, or (b) otherwise in connection with the business of the Company.

General power of management and delegation

175.

The business of the Company shall be managed by its Directors who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Act or by the Memorandum or these Articles, required to be exercised by the Company in a general meeting, but subject to:

175.1	any regulations contained in these Articles;

175.2	the provisions of the Act; and

175.3	such directions, not being inconsistent with the foregoing regulations or provisions, as the Company in a general meeting may (by special resolution) give.

176.	No direction given by the Company in a general meeting under Article 175.3 shall invalidate any prior act of the Directors which would have been valid if that direction had not been given.

177.

Without prejudice to the generality of Article 175, Article 175 operates to enable, subject to a limitation (if any) arising under any of paragraphs 175.1 to 175.3 of it, the Directors exercise all powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof.

178.

Without prejudice to section 40 of the Act, the Directors may delegate any of their powers (including any power referred to in these Articles) to such person or persons as they think fit, including committees; any such person or committee shall, in the exercise of the powers so delegated, conform to any regulations that may be imposed on it by the Directors.

179.

Any reference to a power of the Company required to be exercised by the Company in a general meeting includes a reference to a power of the Company that, but for the power of the members to pass a written resolution to effect the first-mentioned power’s exercise, would be required to be exercised by the Company in a general meeting.

180.

The acts of the Board or of any committee established by the Board or any delegee of the Board or any such committee shall be valid notwithstanding any defect which may afterwards be discovered in the appointment or qualification of any Director, committee member or delegee.

181.

The Directors may appoint a sole or joint company secretary, an assistant company secretary and a deputy company secretary for such term, at such remuneration and upon such conditions as they may think fit; and any such person so appointed may be removed by them.

Officers and executives

182.

The Directors may from time to time appoint one or more of themselves to the office of Chief Executive Officer (by whatever name called including managing director) or such other office or position with the Company and for such period and on such terms as to remuneration, if any (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and, subject to the terms of any agreement entered into in any particular case, may revoke such appointment.

183.

Without prejudice to any claim the person so appointed under Article 182 may have for damages for breach of any contract of service between the person and the Company, the person’s appointment shall cease upon his or her ceasing, from any cause, to be a Director.

184.

The Board may appoint any person whether or not he or she is a Director, to hold such executive or official position (except that of Auditor) as the Board may from time to time determine. The same person may hold more than one office of executive or official position.

185.

The Board shall determine from time to time, the powers and duties of any such office holder or official appointed under Articles 182 and/or Article 184, and subject to the provisions of the Act and these Articles, the Directors may confer upon an office holder or official any of the powers exercisable by them upon such terms and conditions and with such restrictions as they may think fit and in conferring any such powers, the Directors may specify that the conferral is to operate either: (a) so that the powers concerned may be exercised concurrently by them and the relevant office holder; or (b) to the exclusion of their own such powers.

186.

The Directors may (a) revoke any conferral of powers under Article 185 or (b) amend any such conferral (whether as to the powers conferred or the terms, conditions or restrictions subject to which the conferral is made). The use or inclusion of the word “officer” (or similar words) in the title of any executive or other position shall not be deemed to imply that the person holding such executive or other position is an “officer” of the Company within the meaning of the Act.

Meetings of Directors and committees

187.

187.1	The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they think fit.

187.2

The Directors may establish attendance and procedural guidelines from time to time about how their meetings are to be conducted consistent with good corporate governance and applicable tax requirements.

187.3	Such meetings shall take place at such time and place as the Directors may determine.

187.4	Questions arising at any such meeting shall be decided by a majority of votes and where there is an equality of votes, the chairperson of the meeting shall not have a second or casting vote.

187.5	A Director may, and the Company Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors.

187.6

Where any Director is unable to attend a Board meeting or committee meeting in person (a “non-attending Director”), he or she shall be entitled to nominate any Director who is due to attend such Board meeting or committee meeting in person to vote on his or her behalf if present in person at such Board meeting or committee meeting (the “nominated Director”) but such non-attending Director must not direct or otherwise influence how such vote is exercised, such that, at such Board meeting or committee meeting, the nominated Director shall, in addition to his or her own vote, be entitled to one (1) vote in respect of each non-attending Director who has nominated him or her pursuant to this Article 187.6 to vote on his or her behalf at such Board meeting or committee meeting (each such vote to be exercised at the sole discretion of the nominated Director). Any nomination pursuant to this Article 187.6 shall be by notice in writing by the non-attending Director served on the Company Secretary prior to the start of the Board meeting or committee meeting to which it relates. No more than two non-attending Directors may make a nomination pursuant to this Article 187.6 in respect of any one Board meeting or committee meeting. Once two nominations have been served on the Company Secretary in respect of the same Board meeting or committee meeting, any and all subsequent nominations shall be deemed invalid and the Company Secretary shall notify the relevant non-attending Director accordingly. A nomination pursuant to this Article 187.6 shall automatically be revoked if:

(a)	the Director who made such nomination attends in person at the Board meeting or committee meeting to which the nomination related; or

(b)

prior to the start of the Board meeting or committee meeting to which such nomination related, the Director who made such nomination revokes such nomination by service of a notice in writing to the Company Secretary to that effect.

Any Director who makes, and does not revoke, a nomination pursuant to this Article 187.6 shall not be counted in the quorum for the Board meeting or committee meeting to which such nomination relates.

188.	All Directors shall be entitled to reasonable notice of any meeting of the Directors.

189.	Nothing in Article 188 or any other provision of the Act enables a person, other than a Director, to object to the notice given for any meeting of the Directors.

190.	The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office.

191.

The continuing Directors may act notwithstanding any vacancy in their number but, if and so long as their number is reduced below the number fixed in accordance with these Articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company but for no other purpose.

Chairperson

192.

The Directors may elect a Chairman and determine the period for which he or she is to hold office, but if no such Chairman is elected, or, if at any meeting the Chairman is not present after the time appointed for holding it, the Directors present may choose one of their members to be chairperson of a Board meeting. The Chairman shall vacate office if he or she vacates his or her office as a Director (otherwise than by the expiration of his or her term of office at a general meeting of the Company at which he or she is re-appointed).

Committees

193.

The Directors may establish one or more committees consisting in whole or in part of members of the Board. The composition, function, power and obligations of any such committee will be determined by the Board from time to time.

194.

A committee established under Article 193 (a “committee”) may elect a chairperson of its meetings; if no such chairperson is elected, or if at any meeting the chairperson is not present after the time appointed for holding it, the members of the committee present may choose one of their number to be chairperson of the meeting.

195.

A committee may meet and adjourn as it thinks proper. Committee meetings shall take place at such time and place as the relevant committee may determine. Questions arising at any meeting of a committee shall be determined (subject to Article 193) by a majority of votes of the members of the committee present, and where there is an equality of votes, the chairperson of the committee shall not have a second or casting vote.

196.	Where any committee is established by the Directors:

196.1

the meetings and proceedings of such committee shall be governed by the provisions of these Articles regulating the meetings and proceedings of the Directors so far as the same are applicable and are not superseded by any regulations imposed upon such committee by the Directors; and

196.2

the Directors may authorise, or may authorise such committee to authorise, any person who is not a Director to attend all or any meetings of any such committee on such terms as the Directors or the committee think fit, provided that any such person shall not be entitled to vote at meetings of the committee.

Written resolutions and telephonic meetings of the Directors

197.	The following provision shall apply:

197.1

A resolution in writing signed by all the Directors, or by all the Directors being members of a committee referred to in Article 193, and who are for the time being entitled to receive notice of a meeting of the Directors or, as the case may be, of such a committee, shall be as valid as if it had been passed at a meeting of the Directors or such a committee duly convened and held.

197.2

A resolution in writing shall be deemed to have been signed by a Director where the Chairman, Company Secretary or other person designated by the Board has received an email from that Director’s Certified Email Address (as defined by Article 197.3) which identifies the resolution and states, unconditionally, “I hereby sign the resolution”.

197.3	A Director’s Certified Email Address is such email address as the Director has, from time to time, notified to such person and in such manner as may from time to time be prescribed by the Board.

197.4	The Company shall cause a copy of every email referred to in Article 197.2 to be entered in the books kept pursuant to section 166 of the Act.

198.	Subject to Article 199, where one or more of the Directors (other than a majority of them) would not, by reason of:

198.1	the Act or any other enactment;

198.2	these Articles; or

198.3	an applicable rule of law or an Exchange,

be permitted to vote on a resolution such as is referred to in Article 197, if it were sought to pass the resolution at a meeting of the Directors duly convened and held, then such a resolution, notwithstanding anything in Article 197.1, shall be valid for the purposes of that subsection if the resolution is signed by those of the Directors who would have been permitted to vote on it had it been sought to pass it at such a meeting.

199.	In a case falling within Article 198, the resolution shall state the name of each Director who did not sign it and the basis on which he or she did not sign it.

200.

For the avoidance of doubt, nothing in Articles 197 to 199 dealing with a resolution that is signed by other than all of the Directors shall be read as making available, in the case of an equality of votes, a second or casting vote to the one of their number who would, or might have been, if a meeting had been held to transact the business concerned, chairperson of that meeting.

201.

The resolution referred to in Article 197 may consist of several documents in like form each signed by one or more Directors and for all purposes shall take effect from the time that it is signed by the last Director.

202.

A meeting of the Directors or of a committee referred to in Article 193 may consist of a conference between some or all of the Directors or, as the case may be, members of the committee who are not all in one place, but each of whom is able (directly or by means of telephonic, video or other electronic communication) to speak to each of the others and to be heard by each of the others and:

202.1

a Director or as the case may be a member of the committee taking part in such a conference shall be deemed to be present in person at the meeting and shall be entitled to vote (subject to Article 198) and be counted in a quorum accordingly; and

202.2	such a meeting shall be deemed to take place:

(a)	where the largest group of those Directors participating in the conference is assembled;

(b)	if there is no such group, where the chairperson of the meeting then is; or

(c)	if neither subparagraph (a) or (b) applies, in such location as the meeting itself decides.

Directors’ duties, conflicts of interest, etc.

203.	A Director may have regard to the interests of any other companies in a group of which the Company is a member to the full extent permitted by the Act.

204.

A Director is expressly permitted (for the purposes of section 228(1)(d) of the Act) to use vehicles, telephones, computers, aircraft, accommodation and any other Company property where such use is approved by the Board or by a person so authorised by the Board or where such use is in accordance with a Director’s terms of employment, letter of appointment or other contract or in the course of the discharge of the Director’s duties or responsibilities or in the course of the discharge of a Director’s employment.

205.

Nothing in section 228(1)(e) of the Act shall restrict a Director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles. It shall be the duty of each Director to obtain the prior approval of the Board, before entering into any commitment permitted by sections 228(1)(e)(ii) and 228(2) of the Act.

206.

It shall be the duty of a Director who is in any way, whether directly or indirectly, interested (within the meaning of section 231 of the Act) in a contract or proposed contract with the Company, to declare the nature of his or her interest at a meeting of the Directors.

207.

Subject to any applicable law or the relevant code, rules and regulations applicable to the listing of the shares on any Exchange, a Director may vote in respect of any contract, appointment or arrangement in which he or she is interested and shall be counted in the quorum present at the meeting and is hereby released from his or her duty set out in section 228(1)(f) of the Act and a Director may vote on his or her own appointment or arrangement and the terms of it.

208.

The Directors may exercise the voting powers conferred by the shares of any other company held or owned by the Company in such manner in all respects as they think fit and, in particular, they may exercise the voting powers in favour of any resolution: (a) appointing the Directors or any of them as directors or officers of such other company; or (b) providing for the payment of remuneration or pensions to the directors or officers of such other company.

209.

Any Director may vote in favour of the exercise of such voting rights notwithstanding that he or she may be or may be about to become a Director or officer of the other company referred to in Article 208 and as such or in any other way is or may be interested in the exercise of such voting rights in the foregoing manner.

210.

A Director may hold any other office or place of profit under the Company (other than Auditor) in conjunction with his or her office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

211.

Without prejudice to the provisions of section 228 of the Act, a Director may be or become a director or other officer of, or otherwise interested in, any company promoted by the Company or in which the Company may be interested as member or otherwise.

212.

A Director may act by himself or herself, or his or her firm, in a professional capacity for the Company; and any Director, in such a case, or his or her firm, shall be entitled to remuneration for professional services as if he or she were not a Director, but nothing in this Article authorises a Director, or his or her firm, to act as Auditor.

213.

No Director or nominee for Director shall be disqualified by his or her office from contracting with the Company either with regard to his or her tenure of any such other office or place of profit or as vendor, purchaser or otherwise.

214.	In particular, neither shall:

214.1

any contract with respect to any of the matters referred to in Article 207 nor any contract or arrangement entered into by or on behalf of the Company in which a Director is in any way interested, be liable to be avoided; nor

214.2	a Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement,

by reason of such Director holding that office or of the fiduciary relation thereby established.

215.	A Director, notwithstanding his or her interest, may be counted in the quorum present at any meeting at which:

215.1	that Director or any other Director is appointed to hold any such office or place of profit under the Company as is mentioned in Article 210; or

215.2	the terms of any such appointment are arranged,

and he or she may vote on any such appointment or arrangement, subject to any applicable law or the relevant code, rules and regulations applicable to the listing of the shares on any Exchange.

Member Nominations included in the Company’s Proxy Materials

216.

Subject to Articles 216 to 226 and to the extent applicable, if expressly requested in the relevant Nomination Notice (as defined below), the Company shall include in its proxy statement for any annual general meeting:

216.1

the names of any person or persons nominated for election as a Director, which shall also be included on the Company’s form of proxy and ballot, by any Eligible Holder (as defined below) or group of up to twenty (20) Eligible Holders that has (individually and collectively, in the case of a group) satisfied, as determined by the Board, all applicable conditions and complied with all applicable procedures set forth in Articles 216 to 226 (such Eligible Holder or group of Eligible Holders being a “Nominating Member” and each person so nominated, a “Nominee”);

216.2	disclosure about each Nominee and the Nominating Member required under the rules of the SEC or other applicable law to be included in the proxy statement;

216.3

any statement in support of the Nominee’s (or Nominees’, as applicable) election to the Board included by the Nominating Member in the Nomination Notice for inclusion in the proxy statement (subject, without limitation, to Article 226), provided that such statement does not exceed five hundred (500) words and fully complies with Section 14 of the Exchange Act and the rules and regulations thereunder, including Rule 14a-9 (the “Statement”); and

216.4

any other information that the Company or the Board determines, in their discretion, to include in the proxy statement relating to the nomination of the Nominee(s), including, without limitation, any statement in opposition to the nomination, any of the information provided pursuant to Articles 216 to 226 and any solicitation materials or related information with respect to the Nominee(s).

For purposes of Articles 216 to 226, any determination to be made by the Board may be made by the Board, a committee of the Board or any officer of the Company designated by the Board or a committee of the Board, and any such determination shall be final and binding on the Company, any Eligible Holder, any Nominating Member, any Nominee and any other person so long as made in good faith (without any further requirements). The chairperson of any annual general meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether a Nominee has been nominated in accordance with the requirements of Articles 216 to 226 and, if not so nominated, shall direct and declare at the meeting that such Nominee shall not be considered.

217.

The Company shall not be required to include in the proxy statement for an annual general meeting more Nominees than that number of Directors constituting the greater of (a) two; and (b) 20% of the total number of Directors serving on the Board on the last day on which a Nomination Notice may be submitted pursuant to Articles 216 to 226 (rounded down to the nearest whole number) (the “Maximum Number”).

The Maximum Number for a particular annual general meeting shall be reduced by: (i) the number of Nominees that the Board itself decides to nominate for election at such annual general meeting; and (ii) the number of incumbent Directors who had been Nominees with respect to any of the preceding two annual general meetings of members and who have been nominated by the Board at the upcoming annual general meeting. In the event that one or more vacancies for any reason occurs on the Board after the deadline for submitting a Nomination Notice as set forth in Article 224 below but before the date of the applicable annual general meeting, and the Board resolves to reduce the size of the Board in connection therewith, the Maximum Number shall be calculated based on the number of Directors in office as so reduced.

218.

If the number of Nominees pursuant to Articles 216 to 226 for any annual general meeting exceeds the Maximum Number then, promptly upon notice from the Company, each Nominating Member will select one Nominee for inclusion in the proxy statement until the Maximum Number is reached, going in order of the amount (largest to smallest) of the share ownership position as disclosed in each Nominating Member’s Nomination Notice, with the process repeated if the Maximum Number is not reached after each Nominating Member has selected one Nominee. If, after the deadline for submitting a Nomination Notice as set forth in Article 224, a Nominating Member ceases to satisfy the eligibility requirements in Articles 216 to 226, as determined by the Board, or withdraws its nomination or a Nominee ceases to satisfy the eligibility requirements in Articles 216 to 226, as determined by the Board, or becomes unwilling or unable to serve on the Board, whether before or after the mailing or other distribution of the Company’s proxy statement for such annual general meeting, then the nomination shall be disregarded, and the Company: (a) shall not be required to include in its proxy statement for such annual general meeting or on any ballot or form of proxy for such annual general meeting the disregarded Nominee or any successor or replacement nominee proposed by the applicable Nominating Member or by any other Nominating Member; and (b) may otherwise communicate to its members, including without limitation by amending or supplementing its proxy statement or ballot or form of proxy, that the Nominee will not be included as a Nominee in the proxy statement or on any ballot or form of proxy for such annual general meeting and will not be voted on at such annual general meeting.

219.

An “Eligible Holder” is a person who has either (a) been a record holder of the Ordinary Shares (or the ordinary shares previously issued by the Company’s predecessor) used to satisfy the eligibility requirements in Article 219 to 223 continuously for the three-year period specified in Article 220 below or (b) provides to the Company Secretary, within the time period referred to in Article 224, evidence of continuous ownership of such shares for such three-year period from one or more securities intermediaries in a form that the Board determines would be deemed acceptable for purposes of a member proposal under Rule 14a-8(b)(2) under the Exchange Act (or any successor rule).

220.

An Eligible Holder or group of up to twenty Eligible Holders may submit a nomination in accordance with Articles 216 to 226 only if the person or group (in the aggregate) has continuously owned at least the Minimum Number (as defined below) of shares of the Ordinary Shares (or the ordinary shares previously issued by the Company’s predecessor) throughout the three-year period preceding and including the date of submission of the Nomination Notice, and continues to own at least the Minimum Number of such shares through the date of the Company’s applicable annual general meeting. Two or more funds that are (a) under common management and investment control, (b) under common management and funded primarily by the same employer (or by a group of related employers that are under common control) or (c) a “group of investment companies”, as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940 of the United States, as amended, shall be treated as one Eligible Holder if such Eligible Holder shall provide together with the Nomination Notice documentation reasonably satisfactory to the Board that demonstrates the satisfaction of any of the foregoing criteria. For the avoidance of doubt, in the event of a nomination by a group of Eligible Holders, any and all requirements and obligations for an individual Eligible Holder that are set forth in Articles 216 to 226, including the minimum holding period, shall apply to each member of such group; provided, however, that the Minimum Number shall apply to the ownership of the group in the aggregate. Should any member cease to satisfy the eligibility requirements in Articles 216 to 226, as determined by the Board, or withdraw from a group of Eligible

Holders at any time prior to the applicable annual general meeting, the group of Eligible Members shall only be deemed to own the shares held by the remaining members of the group. As used in Articles 216 to 226, any reference to a “group” or “group of Eligible Holders” refers to any Nominating Member that consists of more than one Eligible Holder and to all the Eligible Holders that make up such Nominating Member.

221.

The “Minimum Number” of the Ordinary Shares means 3% of the number of outstanding Ordinary Shares calculated as of the most recent date for which the total number of outstanding Ordinary Shares is given in any filing by the Company with the SEC prior to the submission of the Nomination Notice.

222.

For the purposes of Articles 216 to 226, an Eligible Holder “owns” only those outstanding Ordinary Shares as to which the Eligible Holder possesses both: (a) the full voting and investment rights pertaining to the shares; and (b) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (a) and (b) shall not include any shares: (i) purchased or sold by such Eligible Holder or any of its affiliates in any transaction that has not yet been settled or closed; (ii) borrowed by such Eligible Holder or any of its affiliates for any purpose or purchased by such Eligible Holder or any of its affiliates pursuant to an agreement to resell or subject to any other obligation to resell to another person; or (iii) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such Eligible Holder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding Ordinary Shares, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (x) reducing in any manner, to any extent or at any time in the future, such Eligible Holder’s or any of its affiliates’ full right to vote or direct the voting of any such shares; and/or (y) hedging, offsetting, or altering to any degree, gain or loss arising from the full economic ownership of such shares by such Eligible Holder or any of its affiliates.

An Eligible Holder “owns” shares held in the name of a nominee or other intermediary so long as the Eligible Holder retains the right to instruct how the shares are voted with respect to the election of Directors and possesses the full economic interest in the shares. An Eligible Holder’s ownership of shares shall be deemed to continue during any period in which the Eligible Holder has delegated any voting power by means of a proxy, power of attorney, or other similar instrument or arrangement that is revocable at any time by the Eligible Holder. An Eligible Holder’s ownership of shares shall be deemed to continue during any period in which the Eligible Holder has loaned such shares, provided that the Eligible Holder has the power to recall such loaned shares on not more than five business days’ notice and continues to hold such shares through the date of such annual general meeting. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding Ordinary Shares are “owned” for these purposes shall be determined by the Board.

223.

No Eligible Holder shall be permitted to be in more than one group constituting a Nominating Member, and if any Eligible Holder appears as a member of more than one group, it shall be deemed to be a member of the group that has the largest net long position as reflected in the Nomination Notice.

224.

To nominate a Nominee, the Nominating Member must, no earlier than 150 calendar days and no later than the close of business 120 calendar days before the anniversary of the date that the Company mailed or otherwise distributed its proxy statement for the prior year’s annual general meeting, submit to the Company Secretary at the principal executive office of the Company all of the following information and documents (collectively, the “Nomination Notice”); provided, however, that if (and only if) the applicable annual general meeting is not scheduled to be held within a period that commences 30 calendar days before the anniversary date for the prior year’s annual general meeting and ends 30 calendar days after such anniversary date (an annual general meeting date outside such period being referred to herein as an “Other Meeting Date”), the Nomination Notice in the manner provided in Article 225 must be received not earlier than 180 calendar days prior to such annual general meeting and not later than the close of business on the later of the 150th calendar day prior to such annual general meeting and the tenth calendar day following the date on which notice of such Other Meeting Date is first publicly announced or disclosed by the Company:

224.1

a Schedule 14N of the Exchange Act (“Schedule 14N”) (or any successor form) relating to the Nominee, completed and filed with the SEC by the Nominating Member as applicable, in accordance with SEC rules;

224.2

a written notice, in a form deemed satisfactory by the Board, of the nomination of such Nominee that includes the following additional information, agreements, representations and warranties by the Nominating Member (including, in the case of a group, each Eligible Holder included in the group):

(a)	the information required with respect to the nomination of Directors pursuant to Article 216;

(b)

the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if the relationship existed on the date of submission of the Schedule 14N;

(c)

a representation and warranty that the Nominating Member acquired the securities of the Company in the ordinary course of business and investing and did not acquire, and is not holding, securities of the Company for the purpose or with the effect of influencing or changing control of the Company;

(d)

a representation and warranty that the Nominee’s candidacy or, if elected, membership of the Board would not violate applicable state or federal law or the rules of the New York Stock Exchange and any other Exchange on which the Ordinary Shares are traded;

(e)

a representation and warranty that the Nominee: (i) does not have any direct or indirect relationship with the Company that will cause the Nominee to be considered not independent pursuant to independence standards as most recently published on the Company’s website and otherwise qualifies as independent under the rules of the New York Stock Exchange and any other Exchange on which the Ordinary Shares are traded; (ii) meets the audit committee independence requirements under the rules of the New York Stock Exchange and any other Exchange on which the Ordinary Shares are traded; (iii) is a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule); (iv) is an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code of 1986 of the United States, as amended (or any successor provision); and (v) is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act of 1933, as amended, or Item 401(f) of Regulation S-K (or any successor rule) under the Exchange Act without reference to whether the event is material to an evaluation of the ability or integrity of the Nominee;

(f)

a representation and warranty that the Nominating Member satisfies the eligibility requirements set forth in Articles 219 to 223 and has provided evidence of ownership to the extent required by Article 219;

(g)

a representation and warranty that the Nominating Member intends to continue to satisfy the eligibility requirements described in Articles 219 to Article 223 through the date of the applicable annual general meeting;

(h)

a statement as to the Nominating Member’s intentions with respect to maintaining qualifying ownership of the Minimum Number of shares for at least one year following the applicable annual general meeting;

(i)

details of any position of the Nominee as an officer or director of any competitor (that is, any entity that produces products or provides services that compete with or are alternatives to the principal products produced or services provided by the Company or its affiliates) of the Company, within the three years preceding the submission of the Nomination Notice;

(j)

details of any shares of the Company owned by the Nominee that are (i) pledged by the Nominee or otherwise subject to a lien, charge or other encumbrance or (ii) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such Nominee, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding Ordinary Shares, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (x) reducing in any manner, to any extent or at any time in the future, such Nominee’s full right to vote or direct the voting of any such shares, and/or (y) hedging, offsetting, or altering to any degree, gain or loss arising from the full economic ownership of such shares by such Nominee;

(k)

a representation and warranty that the Nominating Member will not engage in a “solicitation” within the meaning of Rule 14a-1(l) (without reference to the exception in Section 14a-1(l)(2)(iv)) (or any successor rules) under the Exchange Act in support of the election of any individual as a Director at the applicable annual general meeting, other than its Nominee(s) or any nominee of the Board;

(l)

a representation and warranty that the Nominating Member will not use any proxy card or other form of proxy other than the Company’s proxy card or other form of proxy in soliciting members in connection with the election of a Director at the applicable annual general meeting;

(m)	confirmation that the requirements of Article 171 as to the Nominating Member’s eligibility for the election as a Director have been complied with;

(n)	details of all information required pursuant to Articles 171.1 to 171.5;

(o)	if desired, a Statement; and

(p)

in the case of a nomination by a group, the designation by all Eligible Holders included in the group of one such Eligible Holder that is authorized to act on behalf of all Eligible Holders included in the group with respect to matters relating to the nomination, including withdrawal of the nomination;

224.3

an executed agreement, in a form deemed satisfactory by the Board, pursuant to which the Nominating Member (in the case of a group, including, and binding upon, each Eligible Holder included in the group) agrees:

(a)	to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election of a Nominee;

(b)

to file with the SEC any written solicitation or other communication with the Company’s members relating to one or more of the Directors or Director nominees or any Nominee, regardless of whether any such filing is required under any rule or regulation or whether any exemption from filing is available for such materials under any rule or regulation;

(c)

to assume all liability stemming from an action, suit or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication by the Nominating Member or any of its Nominees with the Company, its members or any other person in connection with the nomination or election of one or more of the Directors, including, without limitation, the Nomination Notice;

(d)

to indemnify and hold harmless the Company and each of its Directors, officers and employees individually against any liability, loss, damages, expenses or other costs (including attorneys’ fees) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Company or any of its Directors, officers or employees arising out of or relating to a failure or alleged failure of the Nominating Member or any of its Nominees to comply with, or any breach or alleged breach of, its respective obligations, agreements or representations under Articles 216 to 226; and

(e)

in the event that (i) any information included in the Nomination Notice or in any other communication by the Nominating Member (including with respect to any Eligible Holder included in a group, any of its Nominees or any of their respective agents or representatives) with the Company, its members or any other person in connection with the nomination or election of a Nominee ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statements made not misleading); or (ii) the Nominating Member (including any Eligible Holder included in a group) has failed to continue to satisfy the eligibility requirements described in Articles 219 to 223, to promptly (and in any event within 48 hours of discovering such misstatement, omission or failure) notify the Company and, in the case of clause (i), any other recipient of such communication (together with the information required to correct the misstatement or omission); and

224.4	an executed agreement, in a form deemed satisfactory by the Board, by the Nominee:

(a)	to provide to the Company such other information, including completion of the Company’s director questionnaire, as it may reasonably request;

(b)	that the Nominee has read and agrees, if elected, to adhere to the Company’s code of ethics and any other Company policies and guidelines applicable to Directors; and

(c)

that the Nominee is not and will not become a party to (i) any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the Company in connection with service or action as a Director that has not been disclosed to the Company; (ii) any agreement, arrangement or understanding with any person or entity as to how the Nominee would vote or act on any issue or question as a director (a “Voting Commitment”) that has not been disclosed to the Company; or (iii) any Voting Commitment that could reasonably be expected to limit or interfere with the Nominee’s ability to comply, if elected as a Director, with its fiduciary duties under applicable law.

The information and documents required by Articles 216 to 226 to be provided by the Nominating Member shall be: (x) provided with respect to and executed by each Eligible Holder, in the case of information applicable to group members; and (y) provided with respect to the persons specified in Instruction 1 to Item 6(c) and (d) of Schedule 14N (or any successor item) in the case of a Nominating Member or Eligible Holder included in a group that is an entity. The Nomination Notice shall be deemed submitted on the date on which all of the information and documents referred to in Articles 216 to 226 (other than such information and documents contemplated to be provided after the date the Nomination Notice is provided) have been delivered to or, if sent by mail, received by the Company Secretary.

225.

Notwithstanding anything to the contrary contained in Articles 216 to 226, the Company may omit from its proxy statement any Nominee and any information concerning such Nominee (including a Nominating Member’s Statement) and no vote on such Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the Company), and the Nominating Member may not, after the last day on which a Nomination Notice would be timely, cure in any way any defect preventing the nomination of the Nominee, if:

225.1	the Company receives a notice, whether or not subsequently withdrawn, pursuant to Article 171 that a member intends to nominate a candidate for Director at the applicable annual general meeting;

225.2

the Nominating Member or the Eligible Holder that is designated to act on behalf of a group of Eligible Holders, as applicable, or any qualified representative thereof, does not appear at the applicable annual general meeting to present the nomination submitted pursuant to Articles 216 to 226, the Nominating Member withdraws its nomination or the presiding officer of the meeting declares that such nomination was not made in accordance with the procedures prescribed by Articles 216 to 226 and shall therefore be disregarded;

225.3

the Board determines that such Nominee’s nomination or election to the Board would result in the Company violating or failing to be in compliance with the Memorandum and Articles or any applicable law, rule or regulation to which the Company is subject, including any rules or regulations of the New York Stock Exchange and any other Exchange on which the Company’s Ordinary Shares are traded;

225.4

the Nominee has been, within the past three years, an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914 of the United States, as amended; or

225.5

the Company is notified, or the Board determines, that the Nominating Member or such Nominee has failed to continue to satisfy the eligibility requirements described in Articles 216 to 226, any of the representations and warranties made in the Nomination Notice ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statements made not misleading), the Nominee becomes unwilling or unable to serve on the Board or any material violation or breach occurs of the obligations, agreements, representations or warranties of the Nominating Member or the Nominee under Articles 216 to 226.

226.

Notwithstanding anything to the contrary contained in Articles 216 to 226, the Company may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the statement in support of the Nominee(s) included in the Nomination Notice, if the Board determines that:

226.1	such information is not true in all material respects or omits a material statement necessary to make the statements made not misleading;

226.2

such information directly or indirectly impugns the character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any person; or

226.3	the inclusion of such information in the proxy statement would otherwise violate the SEC proxy rules or any other applicable law, rule or regulation.

The Company may solicit against, and include in the proxy statement its own statement relating to, any Nominee.

The common seal, official seal and securities seal

227.

Any seal of the Company shall be used only by the authority of the Directors, a committee authorised by the Directors to exercise such authority or by any one or more persons severally or jointly so authorised by the Directors or such a committee, and the use of the seal shall be deemed to be authorised for these purposes where the matter or transaction pursuant to which the seal is to be used has been so authorised.

228.	Any instrument to which a Company’s seal shall be affixed shall be signed by any one of the following:

228.1	a Director;

228.2	the Company Secretary; or

228.3	any person authorised to sign by (i) the Directors or (ii) a committee.

and the countersignature of a second such person shall not be required.

229.	The Company may have one or more duplicate common seals or official seals for use in different locations including for use abroad.

Service of notices on members

230.

A notice required or authorised to be served on or given to a member of the Company pursuant to a provision of the Act or these Articles shall, save where the means of serving or giving it specified in Article 230.4 is used, be in writing and may be served on or given to the member in one of the following ways:

230.1	by delivering it to the member;

230.2	by leaving it at the registered address of the member;

230.3	by sending it by post in a prepaid letter to the registered address of the member; or

230.4

subject to Article 235, by electronic mail or other means of electronic communication approved by the Directors to the contact details notified to the Company by any such member for such purpose (or if not so notified, then to the contact details of the member last known to the Company). A notice or document may be sent by electronic means to the fullest extent permitted by the Act.

231.

Without prejudice or limitation to the foregoing provisions of Article 230.1 to 230.4, for the purposes of these Articles and the Act, a document shall be deemed to have been sent to a member if a notice is given, served, sent or delivered to the member and the notice specifies the website or hotlink or other electronic link at or through which the member may obtain a copy of the relevant document.

232.

Any notice served or given in accordance with Article 230 shall be deemed, in the absence of any agreement to the contrary between the Company (or, as the case may be, the officer of it) and the member, to have been served or given:

232.1	in the case of its being delivered, at the time of delivery (or, if delivery is refused, when tendered);

232.2	in the case of its being left, at the time that it is left;

232.3	in the case of its being posted on any day other than a Friday, Saturday or Sunday, 24 hours after despatch and in the case of its being posted:

(a)	on a Friday — 72 hours after despatch; or

(b)	on a Saturday or Sunday — 48 hours after despatch;

232.4 in the case of electronic means being used in relation to it, twelve hours after despatch,

but this Article is without prejudice to section 181(3) of the Act.

233.

Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a member shall be bound by a notice given as aforesaid if sent to the last registered address of such member, or, in the event of notice given or delivered pursuant to Article 230.4, if sent to the address notified to the Company by the member for such purpose notwithstanding that the Company may have notice of the death, his or her being of unsound mind, bankruptcy, liquidation or disability of such member.

234.

Notwithstanding anything contained in these Articles to the contrary, the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction.

235.

Any requirement in these Articles for the consent of a member in regard to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s annual report, statutory financial statements and the Directors’ and Auditor’s reports thereon, shall be deemed to have been satisfied where the Company has written to the member informing him or her of its intention to use electronic communications for such purposes and the member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such member. Where a member has given, or is deemed to have given, his/her consent to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, she/he may revoke such consent at any time by requesting the Company to communicate with him or her in documented form; provided, however, that such revocation shall not take effect until five days after written notice of the revocation is received by the Company. Notwithstanding anything to the contrary in this Article 235, no such consent shall be necessary, and to the extent it is necessary, such consent shall be deemed to have been given, if electronic communications are permitted to be used under the rules and regulations of any Exchange on which the shares in the capital of the Company or other securities of the Company are listed or under the rules of the SEC.

236.

If at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement (as defined below) and such notice shall be deemed to have been duly served on all members entitled thereto at noon (Ireland time) on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website.

237.

Notice may be given by the Company to the joint holders of a share in the capital of the Company by giving the notice to the joint holder whose name stands first in the Register in respect of the share and notice so given shall be sufficient notice to all the joint holders.

238.

238.1

Every person who becomes entitled to a share in the capital of the Company shall, before his or her name is entered in the Register in respect of the share, be bound by any notice in respect of that share which has been duly given to a person from whom he or she derives his or her title.

238.2

A notice may be given by the Company to the persons entitled to a share in the capital of the Company in consequence of the death or bankruptcy of a member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

239.	The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

Service of notices on the Company

240.

In addition to the means of service of documents set out in section 51 of the Act, a notice or other document may be served on the Company by an officer of the Company by email provided, however, that the Directors have designated an email address for that purpose and notified that email address to its officers for the express purpose of serving notices on the Company.

Sending statutory financial statements to members

241.

Subject to Article 236, each of the members hereby agree and consent that copies of the documents referred to in section 338(2) of the Act, are to be treated, for the purposes of section 338 of the Act, as sent to a person where:

241.1

the Company and that person have agreed to his or her having access to the documents on a website (instead of their being sent to him or her), provided such agreement shall be deemed to have been given, if electronic communications are permitted to be used under the rules and regulations of any Exchange on which the shares in the capital of the Company or other securities of the Company are listed or under the rules of the SEC;

241.2	the documents are documents to which that agreement applies; and

241.3	that person is notified, in a manner for the time being agreed for the purpose between him or her and the Company, of:

(a)	the publication of the documents on a website;

(b)	the address of that website; and

(c)	the place on that website where the documents may be accessed, and how they may be accessed.

241.4	Documents treated in accordance with Article 241 as sent to any person are to be treated as sent to him or her not less than 21 days before the date of a meeting if, and only if:

(a)	the documents are published on the website throughout a period beginning at least 21 days before the date of the meeting and ending with the conclusion of the meeting; and

(b)	the notification given for the purposes of Article 241.3 is given not less than 21 days before the date of the meeting.

242.

Any obligation by virtue of section 339(1) or (2) of the Act to furnish a person with a document may, unless these Articles provide otherwise, be complied with by using electronic communications for sending that document to such address as may for the time being be notified to the Company by that person for that purpose.

Accounting Records

243.	The Directors shall, in accordance with Chapter 2 of Part 6 of the Act, cause to be kept adequate accounting records, whether in the form of documents, electronic form or otherwise, that:

243.1	correctly record and explain the transactions of the Company;

243.2	will at any time enable the assets, liabilities, financial position and profit or loss of the Company to be determined with reasonable accuracy;

243.3	will enable the Directors to ensure that any financial statements of the Company, required to be prepared under sections 290 or 293 of the Act, comply with the requirements of the Act; and

243.4	will enable those financial statements of the Company to be readily and properly audited.

244.

The accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. Adequate accounting records shall be deemed to have been maintained if they comply with the provisions of Chapter 2 of Part 6 of the Act and explain the Company’s transactions and facilitate the preparation of financial statements that give a true and fair view of the assets, liabilities, financial position and profit or loss of the Company and, if relevant, the Group and include any information and returns referred to in section 283(2) of the Act.

245.

The accounting records shall be kept at the Office or, subject to the provisions of the Act, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

246.

The Directors shall determine from time to time whether and to what extent and at what times and places and under what conditions or regulations the accounting records of the Company shall be open to the inspection of members, not being Directors. No member (not being a Director) shall have any right of inspecting any financial statement or accounting record of the Company except as conferred by the Act or authorised by the Directors or by the Company in a general meeting.

247.

In accordance with the provisions of the Act, the Directors shall cause to be prepared and to be laid before the annual general meeting of the Company from time to time such statutory financial statements of the Company and reports as are required by the Act to be prepared and laid before such meeting.

248.

A copy of every statutory financial statement of the Company (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report, or summary financial statements prepared in accordance with section 1119 of the Act, shall be sent, by post, electronic mail or any other means of electronic communications, not less than twenty-one Clear Days before the date of the annual general meeting, to every person entitled under the provisions of the Act to receive them; provided that where the Directors elect to send summary financial statements to the members, any member may request that he be sent a copy of the statutory financial statements of the Company. The Company may, in addition to sending one or more copies of its statutory financial statements, summary financial statements or other communications to its members, send one or more copies to any Approved Nominee. For the purposes of this Article, sending by electronic communications includes the making available or displaying on the Company’s website (or a website designated by the Board) or the website of the SEC, and each member is deemed to have irrevocably consented to receipt of every statutory financial statement of the Company (including every document required by law to be annexed thereto) and every copy of the Directors’ report and the Auditors’ report and every copy of any summary financial statements prepared in accordance with section 1119 of the Act, by any such document being made so available or displayed.

249.	Auditors shall be appointed and their duties regulated in accordance with the Act.

Winding up

250.

Subject to the provisions of the Act as to preferential payments, the property of the Company on its winding up shall be distributed among the members according to their rights and interests in the Company.

251.

Unless the conditions of issue of the shares in question provide otherwise, dividends declared by the Company more than six years preceding the commencement date of a winding up of the Company, being dividends which have not been claimed within that period of six years, shall not be a claim admissible to proof against the Company for the purposes of the winding up.

252.

If the Company shall be wound up and the assets available for distribution among the members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the shares in the capital of the Company held by them respectively. If in a winding up the assets available for distribution among the members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said shares held by them respectively; provided that this Article shall be subject to any specific rights attaching to any class of share capital.

252.1

In case of a sale by the liquidator under section 601 of the Act, the liquidator may by the contract of sale agree so as to bind all the members, for the allotment to the members directly, of the proceeds of sale in proportion to their respective interests in the Company and may further, by the contract, limit a time at the expiration of which obligations or shares in the capital of the Company not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting members conferred by the said section.

252.2

The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

253.

If the Company is wound up, the liquidator, with the sanction of a special resolution and any other sanction required by the Act, may divide amongst the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he or she determines, but so that no member shall be compelled to accept any assets upon which there is a liability.

Business Transactions

254.

In addition to any affirmative vote required by law or these Articles, and except as otherwise expressly provided in Article 255, a Business Transaction (as defined in Article 256.3) with, or proposed by or on behalf of, any Interested Person (as defined in Article 256.6) or any Affiliate (as defined in Article 256.1) of any Interested Person or any person who thereafter would be an Affiliate of such Interested Person shall require approval by the affirmative vote of members of the Company holding not less than two-thirds (2/3) of the paid up ordinary share capital of the Company, excluding the voting rights attached to any shares beneficially owned by such Interested Person. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any Exchange or otherwise.

255.

The provisions of Article 254 shall not be applicable to any particular Business Transaction, and such Business Transaction shall require only such affirmative vote, if any, as is required by law or by any other provision of these Articles, or any agreement with any Exchange, if either (i) the Business Transaction shall have been approved by a majority of the Board prior to such Interested Person first becoming an Interested Person or (ii) prior to such Interested Person first becoming an Interested Person, a majority of the Board shall have approved such Interested Person becoming an Interested Person and, subsequently, a majority of the Independent Directors (as hereinafter defined) shall have approved the Business Transaction.

256.	The following definitions shall apply with respect to Articles 254 to 258:

256.1	The term “Affiliate” shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified person.

256.2

A person shall be a “beneficial owner” of any shares of the Company (a) which such person or any of its Affiliates beneficially owns, directly or indirectly; (b) which such person or any of its Affiliates has, directly or indirectly, (i) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time or the occurrence of one or more events), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the beneficial owner of any security if the agreement, arrangement or understanding to vote such security arises solely from a revocable proxy or consent solicitation made pursuant to and in accordance with the Act; or (c) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of the Company (except to the extent permitted by the proviso of clause (b)(ii) above). For the purposes of determining whether a person is an Interested Person pursuant to Article 256.6, the number of shares of the Company deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this Article 256.2, but shall not include any other shares of the Company that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

256.3

The term “Business Transaction” shall mean any of the following transactions when entered into by the Company or a subsidiary of the Company with, or upon a proposal by or on behalf of, any Interested Person or any Affiliate of any Interested Person:

(a)

any merger or consolidation of the Company or any subsidiary with (i) any Interested Person, or (ii) any other body corporate which is, or after such merger or consolidation would be, an Affiliate of an Interested Person;

(b)

any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a member of the Company, to or with the Interested Person of assets of the Company (other than shares of the Company or of any subsidiary of the Company which assets have an aggregate market value equal to ten percent (10%) or more of the aggregate market value of all the issued share capital of the Company);

(c)

any transaction that results in the issuance of shares or the transfer of treasury shares by the Company or by any subsidiary of the Company of any shares of the Company or any shares of such subsidiary to the Interested Person, except (i) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Company or any such subsidiary which securities were outstanding prior to the time that the Interested Person became such, (ii) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of the Company or any such subsidiary which security is distributed, pro rata to all holders of a class or series of shares of the Company subsequent to the time the Interested Person became such, (iii) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of said shares, (iv) any issuance of shares or transfer of treasury shares of the Company by the Company, provided, however, that in the case of each of the clauses (ii) through (iv) above there shall be no increase of more than one percent (1%) in the Interested Person’s proportionate share in the shares of the Company of any class or series or (v) pursuant to a public offering or private placement by the Company to an Institutional Investor (as defined in Article 256.4);

(d)

any reclassification of securities, recapitalization or other transaction involving the Company or any subsidiary of the Company which has the effect, directly or indirectly, of (i) increasing the proportionate amount of the shares of any class or series, or securities convertible into the shares of any class or series, of the Company or of any such subsidiary which is owned by the Interested Person, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares not caused, directly or indirectly, by the Interested Person or (ii) increasing the voting power, whether or not then exercisable, of an Interested Person in any class or series of shares of the Company or any subsidiary of the Company;

(e)	the adoption of any plan or proposal by or on behalf of an Interested Person for the liquidation, dissolution or winding-up of the Company; or

(f)

any receipt by the Interested Person of the benefit, directly or indirectly (except proportionately as a member of the Company), of any loans, advances, guarantees, pledges, tax benefits or other financial benefits (other than those expressly permitted in subparagraphs (a) through (e) above) provided by or through the Company or any subsidiary thereof.

256.4

The term “Independent Directors” shall mean the members of the Board who are not Affiliates or representatives of, or associated with, an Interested Person and who were either Directors prior to any person becoming an Interested Person or were recommended for election or elected to succeed such directors by a vote which includes the affirmative vote of a majority of the Independent Directors.

256.5

The term “Institutional Investor” shall mean a person that (a) has acquired, or will acquire, all of its shares in the Company in the ordinary course of its business and not with the purpose nor with the effect of changing or influencing the control of the Company, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to rule 13d-3(b) under the Exchange Act, and (b) is a registered broker dealer; a bank as defined in section 3(a)(6) of the Exchange Act; an insurance company as defined in, or an investment company registered under, the Investment Company Act of 1940 of the United States; an investment advisor registered under the Investment Advisors Act of 1940 of the United States; an employee benefit plan or pension fund subject to the Employee Retirement Income Security Act of 1974 of the United States or an endowment fund; a parent holding company, provided that the aggregate amount held directly by the parent and directly and indirectly by its subsidiaries which are not persons specified in the foregoing subclauses of this clause (b) does not exceed one percent (1%) of the securities of the subject class; or a group, provided that all the members are persons specified in the foregoing subclauses of this clause (b).

256.6

The term “Interested Person” shall mean any person (other than the Company, any subsidiary, any profit-sharing, employee share ownership or other employee benefit plan of the Company or any subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who (a) is the beneficial owner of shares of the Company representing ten percent (10%) or more of the votes entitled to be cast by the holders of all the paid up share capital of the Company; (b) has stated in a filing with any governmental agency or press release or otherwise publicly disclosed a plan or intention to become or consider becoming the beneficial owner of shares of the Company representing ten percent (10%) or more of the votes entitled to be cast by the holders of all paid up share capital of the Company and has not expressly abandoned such plan, intention or consideration more than two years prior to the date in question; or (c) is an Affiliate of the Company and at any time within the two-year period immediately prior to the date in question was the beneficial owner of shares representing ten percent (10%) or more of the votes entitled to be cast by holders of all the paid up share capital of the Company.

256.7	The term “person” shall mean any individual, body corporate, partnership, unincorporated association, trust or other entity.

256.8	The term “subsidiary” is as defined in section 7 of the Act.

257.

A majority of the Independent Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, for the purposes of (i) Articles 254 and 255, all questions arising under Articles 254 and 255 including, without limitation (a) whether a person is an Interested Person, (b) the number of shares of the Company or other securities beneficially owned by any person; and (c) whether a person is an Affiliate of another; and (ii) these Articles, the question of whether a person is an Interested Person. Any such determination made in good faith shall be binding and conclusive on all parties.

258.	Nothing contained in Articles 254 to 257 shall be construed to relieve any Interested Person from any fiduciary obligation imposed by law.

Shareholder Rights Plan

259.

The Board is hereby expressly authorised to adopt any shareholder rights plan, upon such terms and conditions as the Board deems expedient and in the best interests of the Company, subject to applicable law.

Untraced members

260.	The Company shall be entitled to sell at the best price reasonably obtainable any share of a member or any share to which a person is entitled by transmission if and provided that:

260.1

for a period of twelve years no cheque or warrant sent by the Company through the post in a pre-paid letter addressed to the member or to the person entitled by transmission to the share at his address on the Register or at the last known address given by the member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the member or the person entitled by transmission (provided that during such twelve year period at least three dividends shall have become payable in respect of such share);

260.2

at the expiration of the said period of twelve years by advertisement in a national daily newspaper published in Ireland (and a national daily newspaper published the United States of America) and in a newspaper circulating in the area in which the address referred to in Article 260.1 is located the Company has given notice of its intention to sell such share;

260.3

during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale the Company has not received any communication from the member or person entitled by transmission; and

260.4	the Company has first given notice in writing to the appropriate sections of any Exchange on which the Company’s shares are normally traded of its intention to sell such shares.

261.

Where a share, which is to be sold as provided in Article 261, is held in uncertificated form, the Directors may authorise any person to do all that is necessary to change such share into certificated form prior to its sale.

262.

To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such share and such instrument of transfer shall be as effective as if it had been executed by the member or the person entitled by the transmission to such share. The transferee shall be entered in the Register as the member of the shares comprised in any such transfer and he shall not be bound to see to the application of the purchase moneys nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

263.

The Company shall account to the member or other person entitled to such share for the net proceeds of such sale by carrying all moneys in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such member or other person. Moneys carried to such separate account may be either employed in the business of the Company or held as cash or cash equivalents, or invested in such investments as the Directors may think fit, from time to time.

Destruction of records

264.

The Company shall be entitled to destroy all instruments of transfer which have been registered at any time after the expiration of six years from the date of registration thereof, all notifications of change of name or change of address however received at any time after the expiration of two years from the date of recording thereof and all share certificates and dividend mandates which have been cancelled or ceased to have effect at any time after the expiration of one year from the date of such cancellation or cessation. It shall be presumed conclusively in favour of the Company that every entry in the Register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made and every instrument duly and properly registered and every share certificate so destroyed was a valid and effective document duly and properly cancelled and every other document hereinbefore mentioned so destroyed was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company. Provided always that:

264.1	the provision aforesaid shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties thereto) to which the document might be relevant;

264.2

nothing herein contained shall be construed as imposing upon the Company any liability in respect of the destruction of any document earlier than as aforesaid or in any other circumstances which would not attach to the Company in the absence of this Article; and

264.3	references herein to the destruction of any document include references to the disposal thereof in any manner.

Indemnification

265.

265.1

Subject to the provisions of and so far as may be permitted by the Act, each person who is or was a Director, officer or employee of the Company, and each person who is or was serving at the request of the Company as a director, officer or employee of another company, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Company (including the heirs, executors, administrators and estate of such person) shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him or her in the execution and discharge of his or her duties or in relation thereto, including any liability incurred by him or her in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him or her as a director, officer or employee of the Company or such other company, partnership, joint venture, trust or other enterprise, and in which judgment is given in his or her favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his or her part) or in which he or she is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him or her by the court.

265.2

In the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Company, the Company shall indemnify, to the fullest extent permitted by the Act, each person indicated in Article 265.1 against expenses, including attorneys’ fees actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the Company unless and only to the extent that the courts of Ireland or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court shall deem proper.

265.3

As far as permissible under the Act, expenses, including attorneys’ fees, incurred in defending any action, suit or proceeding referred to in this Article shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of a written affirmation by or on behalf of the Director, officer, employee or other indemnitee of a good faith belief that the criteria for indemnification have been satisfied and a written undertaking to repay such amount if it shall ultimately be determined that such Director, officer or employee or other indemnitee is not entitled to be indemnified by the Company as authorised by these Articles.

265.4

It being the policy of the Company that indemnification of the persons specified in this Article shall be made to the fullest extent permitted by law, the indemnification provided by this Article shall not be deemed exclusive of: (a) any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Memorandum, these Articles, any agreement, any insurance purchased by the Company, any vote of members or disinterested Directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, or (b) any amendments or replacements of the Act which permit for greater indemnification of the persons specified in this Article and any such amendment or replacement of the Act shall hereby be incorporated into these Articles. As used in this Article 265.4, references to the “Company” include all constituent companies in a consolidation or merger in which the Company or any predecessor to the Company by consolidation or merger was involved. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director, officer or employee and shall inure to the benefit of the heirs, executors, and administrators of such Directors, officers, employees or other indemnitees.

265.5

The Directors shall have power to purchase and maintain for any Director, the Company Secretary or other officers or employees of the Company insurance against any such liability as referred to in section 235 of the Act.

265.6

The Company may additionally indemnify any agent of the Company or any director, officer, employee or agent of any of its subsidiaries to the fullest extent provided by law, and purchase and maintain insurance for any such person as appropriate.

266.

No person shall be personally liable to the Company or its members for monetary damages for breach of fiduciary duty as a Director, provided, however, that the foregoing shall not eliminate or limit the liability of a Director:

266.1	for any breach of the Director’s duty of loyalty to the Company or its members;

266.2	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or

266.3	for any transaction from which the Director derived an improper personal benefit.

If any applicable law or the relevant code, rules and regulations applicable to the listing of the Company’s shares on any Exchange is amended hereafter to authorise corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director shall be eliminated or limited to the fullest extent permitted by the relevant law, as so amended. Any amendment, repeal or modification of this Article 266 shall not adversely affect any right or protection of a Director existing hereunder with respect to any act or omission occurring prior to such amendment, repeal or modification.

We, the persons whose names and addresses are subscribed, wish to be formed into a company in pursuance of this constitution, and we agree to take the number of share(s) in the capital of the Company set opposite each name.

Name and Address of Subscribers	Number of Ordinary shares of € 1.00 each taken by each subscriber
PAULA HORAN 85 CASTLEFARM SHANKILL CO. DUBLIN	50

Company Director

ANDREW LAMBE 55 MOUNT PROSPECT DRIVE CLONTARF DUBLIN 3	50

Company Director

Total Shares	100

Signatures in writing of the above subscribers, attested by witness; as provided for below; or in authentication in the manner referred to in section 888.

Dated: 14 June 2017

Witness to the above signature:-
PHILIP HAYDEN THE BLACK CHURCH ST MARY’S PLACE DUBLIN 7

Annex C

DATED DECEMBER 2, 2022

ROUNDERWAY PLC

LINDE PLC

COMMON DRAFT TERMS OF MERGER

FOR THE PURPOSES OF CHAPTER 16 OF PART 17

OF THE COMPANIES ACT 2014

ARTHUR COX

THESE COMMON DRAFT TERMS OF MERGER were approved in writing by the board of directors of Linde plc and the board of directors of Rounderway plc on December 2, 2022, in each case in accordance with the requirements set out in Section 1131 of the Irish Companies Act 2014.

BETWEEN:

(A)

ROUNDERWAY PLC, a public company with limited liability incorporated under Irish law, having its registered office at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, which address is also expected to be the registered office immediately after the Merger, and having company registration number 606357 (“New Linde”); and

(B)

LINDE PLC, a public company with limited liability incorporated under Irish law, having its registered office at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland and company registration number 602527 (“Linde”).

1.	INTRODUCTION

As described in greater detail in Clause 5, it is proposed by the Boards of both New Linde and Linde that a merger by absorption will be effected pursuant to Chapter 16 of Part 17 of the Act.

2.	DEFINITIONS

2.1	In these Common Draft Terms (as defined below), unless inconsistent with the subject or context, the following expressions will have the following meanings:

“Act” means the Companies Act 2014, and all enactments which are to be read as one with, or construed or read together as one with, the Companies Act 2014;

“Board” means board of directors;

“Common Draft Terms” means these common draft terms of merger, as may be amended from time to time, between Linde and New Linde;

“Dispute” has the meaning given to it in Clause 13;

“Effective Time” means the date and time specified in the order of the Irish High Court in accordance with Section 1144 of the Act on which the consequences of the Merger are to have effect, which is expected to be 09:00 a.m. on 1 March 2023 and following the effectiveness of a name swap between the Merging Companies, however the Merging Companies may request the Irish High Court to set an earlier or later date and/or Effective Time and in any event recognise that the determination of the Effective Time is entirely within the Irish High Court’s discretion;

“euro” or “€” or “EUR” means the lawful currency of Ireland;

“Linde Shareholders” means the holders of Ordinary shares in the issued share capital of Linde;

“Merger” means the proposed “merger by absorption” between the Merging Companies whereby Linde, on being dissolved without going into liquidation, transfers all of its assets and liabilities to New Linde pursuant to the provisions of Chapter 16 of Part 17 of the Act;

“Merging Companies” means together, Linde and New Linde;

“Proceedings” has the meaning given to it in Clause 14.1; and

“Registrar of Companies” means the Registrar of Companies in Ireland.

2.2	In these Common Draft Terms, unless otherwise specified:

(a)	a reference to a Clause, sub-Clause or Schedule is a reference to a clause, sub-clause of and schedule to these Common Draft Terms;

(b)	a reference to any statute or statutory provision will be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted;

(c)	references to times of the day are to Irish time;

(d)

references to an agreement includes any arrangements, undertaking, scheme, licence, security, obligation or other instrument, or any oral contract, that Linde is a party to, is bound by or has an interest in (regardless of whether governed by the laws of Ireland or that of any other place);

(e)	references to an instrument includes:

(i)	a lease, conveyance, transfer, charge or any other instrument relating to real property (including chattels real); and

(ii)	an instrument relating to personalty;

(f)	references to a person:

(i)

includes any individual, firm, company, body corporate, government, state or agency of a state, local or municipal authority or government body or any joint venture, association or partnership (whether or not having separate legal personality); and

(ii)	includes their successors and assigns;

(g)

any reference to a right, obligation, liability and incident (including a right of set-off) will include a right, obligation, liability and incident of every description (including a right of set-off) that: (i) is, or that is expressed in writing to be, personal to Linde; or (ii) is expressed in writing to benefit or bind (as appropriate) Linde and its successors, transferees and assigns;

(h)	the singular includes the plural and vice versa and references to one gender includes all genders;

(i)	headings to Clauses are for convenience only and do not affect the interpretation of these Common Draft Terms;

(j)	the Schedules form part of these Common Draft Terms and will have the same force and effect as if expressly set out in the body of these Common Draft Terms;

(k)

the rule known as the ejusdem generis rule will not apply and accordingly general words introduced by the word “other”, “including”, “include” and “in particular” or any similar expression will not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things and will be construed as illustrative and will not limit the sense of the words preceding those terms; and

(l)	any terms that are defined in the Act will have the same meaning when used in these Common Draft Terms.

3.	INFORMATION ON LINDE

3.1	Linde is a public limited company incorporated under and governed by the laws of Ireland.

3.2	Linde has its registered office at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland and is registered under the number 602527 on the register of companies in the Companies Registration Office.

4.	INFORMATION ON ROUNDERWAY PLC

4.1	New Linde is a public limited company incorporated under and governed by the laws of Ireland.

4.2	New Linde has its registered office at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland and is registered under the number 606357 on the register of companies in the Companies Registration Office.

5.	DETAILS OF THE MERGER

5.1

The Merger is intended to be implemented pursuant to the provisions of Chapter 16 of Part 17 of the Act as a “merger by absorption”, such that, from the Effective Time, Linde, will transfer its assets and liabilities to New Linde, following which Linde will be dissolved without going into liquidation.

5.2	The Merger will not be completed unless, among other things, the following conditions are satisfied:

(a)	the Common Draft Terms are approved by a special resolution of Linde Shareholders at a general meeting of Linde;

(b)	there is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Merger;

(c)

all consents and governmental authorisations that are necessary, desirable or appropriate in connection with the Merger are obtained on terms acceptable to New Linde and Linde, and are in full force and effect; and

(d)	an order has been made by the High Court of Ireland under Section 453 of the Act approving a scheme of arrangement between Linde and the Linde Shareholders; and

(e)	an order has been made by the High Court of Ireland confirming the Merger and setting the Effective Date.

6.	EFFECTIVE DATE

6.1	The Merger will take place and come into effect at the Effective Time.

6.2	As of the Effective Time, in accordance with 1144(3) of the Act, the consequences of the Merger, which will comprise the following, will take effect:

(a)

all of the assets and liabilities of Linde will be transferred to New Linde by operation of law and New Linde hereby undertakes to assume the liabilities of Linde and any obligations thereby transferred;

(b)	Linde will be dissolved without going into liquidation;

(c)	all legal proceedings pending by or against Linde will be continued with New Linde as a party in substitution for Linde;

(d)

every contract, personal rights and/or obligations, agreement or instrument to which Linde is a party will, notwithstanding anything to the contrary contained in that contract, agreement or instrument, be construed and have effect as if:

(i)	New Linde had been a party thereto instead of Linde;

(ii)	for any reference (however worded and whether express or implied) to Linde there were substituted a reference to New Linde;

(iii)	any reference (however worded and whether express or implied) to the directors, officers, representatives or employees of Linde:

(A)

were, respectively, a reference to the directors, officers, representatives or employees of New Linde or to such director, officer, representative or employee of New Linde as New Linde nominates for that purpose; or

(B)

in default of such nomination, were, respectively, a reference to the director, officer, representative or employee of New Linde who corresponds as nearly as may be to the first-mentioned director, officer, representative or employee;

(iv)

every contract, agreement or instrument to which Linde is a party will become a contract, agreement or instrument between New Linde and the counterparty with the same rights, and subject to the same obligations, liabilities and incidents (including rights of set-off), as would have been applicable thereto if that contract, agreement or instrument had continued in force between Linde and the counterparty, and any money due and owing (or payable) by or to Linde under or by virtue of any such contract, agreement or instrument will become due and owing (or payable) by or to New Linde instead of Linde;

(e)

any money due and owing (or payable) by or to Linde under or by virtue of any such contract, agreement or instrument as is mentioned in Clause 6.2(d) will become due and owing (or payable) by or to New Linde instead of Linde; and

(f)	an offer or invitation to treat made to or by Linde before the Effective Date will be construed and have effect, respectively, as an offer or invitation to treat made to or by New Linde.

7.	ACCOUNTING DATE

All transactions of Linde will be treated as transactions of New Linde for accounting purposes with effect from the Effective Time.

8.	RIGHTS CONFERRED ON MEMBERS OF LINDE

As New Linde will, immediately before the Effective Time, be the sole member of Linde and the Merger is a “merger by absorption”, no shares are to be issued by New Linde as part of the Merger and as such there are no special conditions applying to shares to be issued by New Linde to Linde Shareholders or on companies enjoying special rights or on holders of securities other than shares representing Linde’s capital.

9.	SPECIAL ADVANTAGES GRANTED TO ANY DIRECTOR

9.1

No director of either Merging Company has received, and it is not intended that any director of either Merging Company will receive, any amount or benefit or other special advantages in connection with the Merger.

9.2

To the extent that any director of Linde or New Linde ceases to be a director of Linde or New Linde (as the case may be) on or prior to the Effective Time, such director will not be paid, given or granted any amount, benefit or other special advantage otherwise than in accordance with their existing service agreements or letter of appointment (as the case may be) or their entitlements at law.

10.	SEVERABILITY

If a provision of these Common Draft Terms is or becomes invalid or does not contain a required provision, the validity of the other provisions of these Common Draft Terms shall not be effected thereby. The invalid provision shall be replaced and the omission remedied by a legally valid arrangement that corresponds as closely as possible with the intentions of the parties or to what the intention of the parties would have been, in accordance with their aim and purpose in approving these Common Draft Terms, if they had not been aware of the omission.

11.	COUNTERPARTS

These Common Draft Terms may be signed on behalf of New Linde and Linde in any number of counterparts, all of which when taken together will constitute the Common Draft Terms.

12.	GOVERNING LAW

These Common Draft Terms and any dispute arising out of or in connection with the Common Draft Terms or the subject matter or formation of the Common Draft Terms (including non-contractual disputes or claims) (“Dispute”) will be governed by and construed in accordance with the laws of Ireland.

13.	JURISDICTION

13.1

The courts of Ireland are to have exclusive jurisdiction to settle any Dispute and, for such purposes, each Merging Company irrevocably submits to the exclusive jurisdiction of such courts. Any proceeding, suit or action arising out of or in connection with these Common Draft Terms (the “Proceedings”) will therefore be brought in the courts of Ireland.

13.2

Each of the parties to these Common Draft Terms irrevocably waive any objection to Proceedings in the courts referred to in Clause 14.1 on the grounds of venue or on the grounds that the action has been brought in an inconvenient forum and waive the right to claim that those courts do not have jurisdiction.

Approved by the directors of New Linde and Linde on the date first written above in these Common Draft Terms and signed by two directors of New Linde and Linde in accordance with Section 1131(5) of the Act on the same date.

SIGNED for and on behalf of ROUNDERWAY PLC by:	/s/ Sue Kelly
Director

/s/ Christopher Cossins
Director

SIGNED for and on behalf of LINDE PLC by:	/s/ Stephen F. Angel
Director

/s/ Sanjiv Lamba
Director

Linde plc Forge, 43 Church Street West, Woking, Surrey, GU21 6HT, United Kingdom 10 Riverview Drive, Danbury, Connecticut 06810, USA www.linde.com

LINDE PLC FORGE 43 CHURCH STREET WEST WOKING, SURREY, GU21 6HT UNITED KINGDOM	IF YOU WISH TO VOTE BY INTERNET OR TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW PROXY VOTING INSTRUCTIONS
VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on January 17, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on January 17, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D93660-S56960 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LINDE PLC

BY MARKING THIS CARD, YOU ARE VOTING ALL OF YOUR LINDE PLC ORDINARY SHARES HELD OF RECORD AND THOSE HELD IN THE SAVINGS PLAN(S).

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

1.	To approve, subject to the approval by the requisite majorities at the Court Meeting, the scheme of arrangement that is included in Linde’s Proxy Statement, referred to as the “Scheme” or “Scheme of Arrangement,” in its
original form or with or subject to any modification, addition or condition approved or imposed by the Irish
High Court, whereupon and assuming the other conditions to the Scheme are satisfied, holders of Linde ordinary shares will receive, on a one-for-one basis, ordinary shares of a new publicly traded company incorporated in Ireland (“New Linde”), and that the directors of Linde be authorized to take all such action as
	they consider necessary or appropriate for carrying the Scheme into effect.	☐	☐	☐

2.	To approve, subject to the Scheme becoming effective, an amendment to the articles of association of Linde, which are part of the Linde constitution, referred to as the “Articles,” in respect of certain mechanics to effect
	the Scheme as set forth in Linde’s Proxy Statement.	☐	☐	☐

3.	To approve the Common Draft Terms of Merger dated December 2, 2022 between Linde and New Linde, that are included in Linde’s Proxy Statement, whereupon and assuming the other conditions to the merger are satisfied, Linde would be merged with and into New Linde, with New Linde surviving the merger, and the directors of Linde be authorized to take all steps necessary or appropriate to execute and carry the merger into
	effect.	☐	☐	☐

Please sign name exactly as it appears on this card. Joint owners should each sign. Attorneys, trustees, executors, administrators, custodians, guardians or corporate officers should give full title.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS — JANUARY 18, 2023 AT 10:15 A.M., LOCAL TIME

10 RIVERVIEW DRIVE, DANBURY, CONNECTICUT 06810, UNITED STATES

IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE NOTE:

*   Only shareholders, and the invited guests of Linde plc, will be granted admission to the Extraordinary General Meeting.

*   To assure admittance:

–   If you hold Linde plc ordinary shares through a broker, bank or other nominee, please bring a copy of your broker, bank or nominee statement evidencing your ownership of Linde plc ordinary shares as of 10:15 a.m., local time on the January 16, 2023 voting record date

–   Please bring a photo ID, if you hold shares of record as of 10:15 a.m., local time on January 16, 2023, including shares in certificate or book form or in the Linde plc Dividend Reinvestment and Stock Purchase Plan (“DRISP”)

–   Please bring your employee ID if you are an employee shareholder

*   The Extraordinary General Meeting will start promptly at 10:15 a.m., local time, on January 18, 2023.

*   Shareholders may, by technological means, participate in the Extraordinary General Meeting in Ireland in accordance with section 176 of the Irish Companies Act 2014 by attending the offices of Arthur Cox, LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland at the time of the meeting, where the Extraordinary General Meeting will be audio cast through the Microsoft Teams platform.

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D93661-S56960

PROXY/VOTING INSTRUCTION CARD

MEETING TWO – EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

This proxy is solicited on behalf of the Board of Directors of Linde plc for the Extraordinary General Meeting of Shareholders on January 18, 2023

I (we) hereby authorize Matthew J. White and Guillermo Bichara, or either of them, and each with the power to appoint his substitute, to vote as Proxy for me (us) at the Extraordinary General Meeting of Shareholders of Linde plc to be held at 10 Riverview Drive, Danbury, Connecticut 06810, United States, on January 18, 2023 at 10:15 a.m., local time, or any adjournment or postponement thereof, the number of ordinary shares of Linde plc which I (we) would be entitled to vote if personally present. The proxies shall vote such shares as directed on the reverse side of this card and the proxies are authorized to vote in their discretion upon such other business as may properly come before the Extraordinary General Meeting and any adjournments or postponements thereof. I (we) revoke all proxies heretofore given to vote at the Extraordinary General Meeting.

If I (we) properly sign and return this proxy card, the shares will be voted as I (we) specify on each Proposal set forth on the reverse side of this card. If I (we) do not specify a choice on one or more Proposals, the proxies will vote the shares as the Board of Directors recommends on each such Proposal.

For Participants in the Linde Retirement Savings Plan and the Savings Program for Employees of Praxair Puerto Rico BV and its Participating Subsidiary Companies: As to those Linde plc ordinary shares, if any, that are held for me in the aforementioned Savings Plans, I instruct the Trustee of the applicable Savings Plan to vote my shares as I have directed on the reverse side of this proxy card. Where I do not specify a choice, the shares will be voted in the same proportion as the trustee votes the shares for which it receives instructions.

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

(Continued, and to be marked, dated and signed, on the other side)

LINDE PLC FORGE 43 CHURCH STREET WEST WOKING, SURREY, GU21 6HT UNITED KINGDOM	IF YOU WISH TO VOTE BY INTERNET OR TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW PROXY VOTING INSTRUCTIONS
VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on January 17, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on January 17, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D93662-S56960 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LINDE PLC

BY MARKING THIS CARD, YOU ARE VOTING ALL OF YOUR LINDE PLC ORDINARY SHARES HELD OF RECORD AND THOSE HELD IN THE SAVINGS PLAN(S).

The Board of Directors recommends that you vote FOR proposal 1.		For	Against	Abstain

1.	To approve the Scheme of Arrangement under Irish Law between Linde plc and the Scheme Shareholders, in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish
	High Court.	☐	☐	☐

Please sign name exactly as it appears on this card. Joint owners should each sign. Attorneys, trustees, executors, administrators, custodians, guardians or corporate officers should give full title.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

COURT MEETING OF SHAREHOLDERS — JANUARY 18, 2023 AT 10:00 A.M., LOCAL TIME

10 RIVERVIEW DRIVE, DANBURY, CONNECTICUT 06810, UNITED STATES

IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE NOTE:

*   Only shareholders, and the invited guests of Linde plc, will be granted admission to the Court Meeting.

*   To assure admittance:

–   If you hold Linde plc ordinary shares through a broker, bank or other nominee, please bring a copy of your broker, bank or nominee statement evidencing your ownership of Linde plc ordinary shares as of 10:00 a.m., local time on the January 16, 2023 voting record date

–   Please bring a photo ID, if you hold shares of record as of 10:00 a.m., local time on January 16, 2023, including shares in certificate or book form or in the Linde plc Dividend Reinvestment and Stock Purchase Plan (“DRISP”)

–   Please bring your employee ID if you are an employee shareholder

*   The Court Meeting will start promptly at 10:00 a.m., local time, on January 18, 2023.

*   Shareholders may, by technological means, participate in the Court Meeting in Ireland in accordance with section 176 of the Irish Companies Act 2014 by attending the offices of Arthur Cox, LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland at the time of the meeting, where the Court Meeting will be audio cast through the Microsoft Teams platform.

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D93663-S56960

PROXY/VOTING INSTRUCTION CARD

MEETING ONE – COURT MEETING OF SHAREHOLDERS

This proxy is solicited on behalf of the Board of Directors of Linde plc for the Court Meeting of Shareholders on January 18, 2023

I (we) hereby authorize Matthew J. White and Guillermo Bichara, or either of them, and each with the power to appoint his substitute, to vote as Proxy for me (us) at the Court Meeting of Shareholders of Linde plc to be held at 10 Riverview Drive, Danbury, Connecticut 06810, United States, on January 18, 2023 at 10:00 a.m., local time, or any adjournment or postponement thereof, the number of ordinary shares of Linde plc which I (we) would be entitled to vote if personally present. The proxies shall vote such shares as directed on the reverse side of this card and the proxies are authorized to vote in their discretion upon such other business as may properly come before the Court Meeting and any adjournments or postponements thereof. I (we) revoke all proxies heretofore given to vote at the Court Meeting.

If I (we) properly sign and return this proxy card, the shares will be voted as I (we) specify on the Proposal set forth on the reverse side of this card. If I (we) do not specify a choice on the Proposal, the proxies will vote the shares as the Board of Directors recommends on such Proposal.

For Participants in the Linde Retirement Savings Plan and the Savings Program for Employees of Praxair Puerto Rico BV and its Participating Subsidiary Companies: As to those Linde plc ordinary shares, if any, that are held for me in the aforementioned Savings Plans, I instruct the Trustee of the applicable Savings Plan to vote my shares as I have directed on the reverse side of this proxy card. Where I do not specify a choice, the shares will be voted in the same proportion as the trustee votes the shares for which it receives instructions.

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

(Continued, and to be marked, dated and signed, on the other side)